UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-215

Fidelity Hastings Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2017

Item 1.

Reports to Stockholders

Fidelity® Growth Discovery Fund Annual Report June 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended June 30, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Discovery Fund	25.08%	15.38%	8.21%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Discovery Fund, a class of the fund, on June 30, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$22,021	Fidelity® Growth Discovery Fund
$23,282	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.90% for the year ending June 30, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then turned upward through June 30. Sector-wise, financials (+38%) fared best, riding an uptick in bond yields and a surge in bank shares, particularly post-election. Information technology (+34%) also did quite well, as a handful of major index constituents posted stellar returns. Industrials (+22%) and materials (+19%) were driven by a call for increased infrastructure spending and a rise in related commodity prices, respectively. Consumer discretionary (+17%) roughly index-performed, buoyed by e-commerce giants Amazon.com and Netflix. Conversely, telecommunication services (-12%) and real estate (0%) struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of additional interest rate hikes later in 2017. Energy (-4%) lagged due to low oil prices.

Comments from Portfolio Manager Jason Weiner:  For the year, the fund's share classes posted gains of about 25%, outperforming the 20.72% result of the Russell 3000® Growth Index. Choices among consumer discretionary names helped the most by far from a sector perspective. Included was a large overweighting in cable-services giant Charter Communications, which rose 47% on consecutive quarters of mostly positive financial results following the company’s roughly $70 billion acquisition of Time Warner Cable – along with internet provider Bright House Networks – completed just prior the start of the period. In terms of individual stocks, social-media giant Facebook, the fund’s largest holding, was our biggest individual contributor the past 12 months. After tepid performance for most of 2016 – despite great financial results – the stock rallied along with the greater technology sector during the latter half of the period. Our Facebook holdings advanced about 31% for the full period. Turning to detractors, the fund was underweighted, on average, in consumer electronics giant Apple on growth concerns. This decision proved the fund's largest relative detractor this period, as Apple shares advanced about 54% on strong sales for its iPhone® 7 device, along with excitement around the upcoming launch of its new iPhone® 8. Positioning in industrials and a modest cash stake also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	6.8	8.9
Alphabet, Inc. Class A	5.8	6.3
Amazon.com, Inc.	4.2	3.9
Charter Communications, Inc. Class A	3.1	3.1
Apple, Inc.	2.8	0.0
Home Depot, Inc.	2.7	2.8
Electronic Arts, Inc.	2.2	3.2
Adobe Systems, Inc.	1.9	1.6
Global Payments, Inc.	1.9	1.7
Realogy Holdings Corp.	1.7	1.5
	33.1

Top Five Market Sectors as of June 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	40.5	36.1
Consumer Discretionary	15.3	19.0
Health Care	10.9	14.0
Financials	8.0	7.7
Consumer Staples	7.7	8.8

Asset Allocation (% of fund's net assets)

As of June 30, 2017*
Stocks	96.2%
Convertible Securities	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	3.1%

 * Foreign investments - 11.9%

As of December 31, 2016*
Stocks	98.1%
Convertible Securities	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign investments - 7.8%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments June 30, 2017

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.3%
Automobiles - 0.9%
Tesla, Inc. (a)	33,200	$12,005
Diversified Consumer Services - 0.5%
Grand Canyon Education, Inc. (a)	88,600	6,947
Hotels, Restaurants & Leisure - 1.0%
Dave & Buster's Entertainment, Inc. (a)	174,000	11,573
Wingstop, Inc.	69,800	2,157
		13,730
Household Durables - 0.1%
Gree Electric Appliances, Inc. of Zhuhai Class A	140,800	855
SodaStream International Ltd. (a)	2,900	155
		1,010
Internet & Direct Marketing Retail - 5.8%
Amazon.com, Inc. (a)	59,500	57,596
Ctrip.com International Ltd. ADR (a)	189,500	10,206
JD.com, Inc. sponsored ADR (a)	82,300	3,228
Netflix, Inc. (a)	38,400	5,737
NutriSystem, Inc.	57,100	2,972
		79,739
Leisure Products - 0.0%
NJOY, Inc. (a)(b)	56,145	0
Media - 3.7%
Charter Communications, Inc. Class A (a)	123,400	41,567
Cinemark Holdings, Inc.	63,400	2,463
Sirius XM Holdings, Inc. (c)	1,044,300	5,712
		49,742
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	46,700	3,265
Specialty Retail - 2.7%
Five Below, Inc. (a)	2,600	128
Home Depot, Inc.	239,024	36,666
		36,794
Textiles, Apparel & Luxury Goods - 0.4%
Canada Goose Holdings, Inc. (c)	2,600	51
Kering SA	2,100	715
LVMH Moet Hennessy - Louis Vuitton SA	18,676	4,670
		5,436

TOTAL CONSUMER DISCRETIONARY		208,668

CONSUMER STAPLES - 7.7%
Beverages - 2.9%
Anheuser-Busch InBev SA NV ADR	51,800	5,717
Constellation Brands, Inc. Class A (sub. vtg.)	31,900	6,180
Kweichow Moutai Co. Ltd. (A Shares)	41,029	2,855
PepsiCo, Inc.	57,400	6,629
Pernod Ricard SA ADR	112,800	3,000
The Coca-Cola Co.	336,436	15,089
		39,470
Food & Staples Retailing - 0.6%
Costco Wholesale Corp.	48,900	7,821
Food Products - 0.5%
Danone SA	90,069	6,760
Hostess Brands, Inc. Class A (a)	25,300	407
		7,167
Personal Products - 2.8%
Coty, Inc. Class A	145,200	2,724
Estee Lauder Companies, Inc. Class A	81,600	7,832
Herbalife Ltd. (a)(c)	235,600	16,805
Unilever NV (NY Reg.)	189,500	10,474
		37,835
Tobacco - 0.9%
British American Tobacco PLC sponsored ADR (c)	190,900	13,084

TOTAL CONSUMER STAPLES		105,377

ENERGY - 1.6%
Energy Equipment & Services - 0.1%
Baker Hughes, Inc.	37,200	2,028
Oil, Gas & Consumable Fuels - 1.5%
Cheniere Energy, Inc. (a)	268,200	13,064
Golar LNG Ltd.	82,661	1,839
Reliance Industries Ltd.	251,444	5,370
		20,273

TOTAL ENERGY		22,301

FINANCIALS - 8.0%
Banks - 2.9%
Citigroup, Inc.	52,600	3,518
First Republic Bank	139,600	13,974
HDFC Bank Ltd.	31,265	805
JPMorgan Chase & Co.	216,900	19,825
Metro Bank PLC (a)	22,400	1,047
		39,169
Capital Markets - 4.4%
BlackRock, Inc. Class A	9,594	4,053
CBOE Holdings, Inc.	10,448	955
Charles Schwab Corp.	117,000	5,026
CME Group, Inc.	152,645	19,117
Goldman Sachs Group, Inc.	15,500	3,439
JMP Group, Inc.	64,700	353
MSCI, Inc.	65,500	6,746
S&P Global, Inc.	62,712	9,155
The Blackstone Group LP	325,300	10,849
		59,693
Diversified Financial Services - 0.4%
Berkshire Hathaway, Inc. Class B (a)	26,100	4,421
Bioverativ, Inc.	4,500	271
Quantenna Communications, Inc.	70,000	1,330
		6,022
Thrifts & Mortgage Finance - 0.3%
Essent Group Ltd. (a)	102,100	3,792

TOTAL FINANCIALS		108,676

HEALTH CARE - 10.9%
Biotechnology - 5.4%
Advanced Accelerator Applications SA sponsored ADR (a)	45,600	1,780
Alexion Pharmaceuticals, Inc. (a)	49,800	6,059
Amgen, Inc.	128,000	22,045
BioMarin Pharmaceutical, Inc. (a)	74,596	6,775
Cytokinetics, Inc. (a)	79,271	959
Insmed, Inc. (a)	328,178	5,632
Regeneron Pharmaceuticals, Inc. (a)	14,900	7,318
Samsung Biologics Co. Ltd.	926	236
TESARO, Inc. (a)	50,400	7,049
Vertex Pharmaceuticals, Inc. (a)	126,493	16,301
		74,154
Health Care Equipment & Supplies - 4.2%
Boston Scientific Corp. (a)	633,700	17,566
Danaher Corp.	133,955	11,304
DexCom, Inc. (a)	14,400	1,053
Intuitive Surgical, Inc. (a)	17,500	16,369
Medtronic PLC	81,800	7,260
ResMed, Inc.	45,800	3,566
		57,118
Health Care Providers & Services - 0.8%
Henry Schein, Inc. (a)	12,100	2,215
UnitedHealth Group, Inc.	45,000	8,344
		10,559
Pharmaceuticals - 0.5%
Allergan PLC	24,800	6,029

TOTAL HEALTH CARE		147,860

INDUSTRIALS - 7.3%
Aerospace & Defense - 1.0%
Axon Enterprise, Inc. (a)(c)	372,339	9,361
TransDigm Group, Inc.	15,627	4,202
		13,563
Airlines - 0.3%
Ryanair Holdings PLC sponsored ADR (a)	35,064	3,773
Commercial Services & Supplies - 0.5%
KAR Auction Services, Inc.	166,500	6,988
Electrical Equipment - 1.9%
AMETEK, Inc.	201,000	12,175
Fortive Corp.	218,227	13,825
		26,000
Industrial Conglomerates - 0.4%
Roper Technologies, Inc.	23,114	5,352
Machinery - 1.0%
Allison Transmission Holdings, Inc.	340,600	12,776
Rational AG	1,700	905
		13,681
Professional Services - 2.1%
Equifax, Inc.	59,300	8,149
IHS Markit Ltd. (a)	240,600	10,596
Robert Half International, Inc.	81,000	3,882
TransUnion Holding Co., Inc. (a)	148,100	6,414
		29,041
Trading Companies & Distributors - 0.1%
MSC Industrial Direct Co., Inc. Class A	18,200	1,564

TOTAL INDUSTRIALS		99,962

INFORMATION TECHNOLOGY - 39.8%
Electronic Equipment & Components - 0.2%
CDW Corp.	46,700	2,920
Internet Software & Services - 16.8%
Alibaba Group Holding Ltd. sponsored ADR (a)	48,600	6,848
Alphabet, Inc. Class A (a)	85,352	79,350
CommerceHub, Inc.:
Series A (a)	176,370	3,072
Series C (a)	153,140	2,671
Facebook, Inc. Class A (a)	610,091	92,113
GoDaddy, Inc. (a)	154,700	6,562
Just Dial Ltd. (a)	61,822	356
NetEase, Inc. ADR	12,700	3,818
Shopify, Inc. Class A (a)	19,900	1,728
Stamps.com, Inc. (a)	84,600	13,102
Tencent Holdings Ltd.	334,100	11,986
VeriSign, Inc. (a)(c)	78,700	7,316
		228,922
IT Services - 8.0%
Cognizant Technology Solutions Corp. Class A	209,230	13,893
Fidelity National Information Services, Inc.	47,900	4,091
Global Payments, Inc.	284,500	25,696
MasterCard, Inc. Class A	56,900	6,911
PayPal Holdings, Inc. (a)	358,800	19,257
Square, Inc. (a)	539,600	12,659
Vantiv, Inc. (a)	73,100	4,630
Visa, Inc. Class A	232,396	21,794
		108,931
Semiconductors & Semiconductor Equipment - 2.3%
ASML Holding NV	34,600	4,509
Broadcom Ltd.	27,000	6,292
Maxim Integrated Products, Inc.	127,805	5,738
Monolithic Power Systems, Inc.	42,818	4,128
Qualcomm, Inc.	187,400	10,348
		31,015
Software - 9.7%
Activision Blizzard, Inc.	129,087	7,432
Adobe Systems, Inc. (a)	184,500	26,096
Autodesk, Inc. (a)	183,000	18,450
Blackbaud, Inc.	19,100	1,638
Computer Modelling Group Ltd.	252,900	1,985
CyberArk Software Ltd. (a)	24,200	1,209
Electronic Arts, Inc. (a)	288,634	30,514
Intuit, Inc.	5,200	691
Microsoft Corp.	198,200	13,662
Parametric Technology Corp. (a)	48,000	2,646
Red Hat, Inc. (a)	57,200	5,477
Salesforce.com, Inc. (a)	195,964	16,970
Snap, Inc. Class A (a)(c)	327,700	5,823
		132,593
Technology Hardware, Storage & Peripherals - 2.8%
Apple, Inc.	269,800	38,857

TOTAL INFORMATION TECHNOLOGY		543,238

MATERIALS - 1.7%
Chemicals - 1.0%
Sherwin-Williams Co.	20,500	7,195
The Chemours Co. LLC	155,300	5,889
		13,084
Construction Materials - 0.7%
Eagle Materials, Inc.	82,700	7,643
Summit Materials, Inc.	76,000	2,194
		9,837

TOTAL MATERIALS		22,921

REAL ESTATE - 3.9%
Equity Real Estate Investment Trusts (REITs) - 2.2%
American Tower Corp.	171,200	22,653
Equinix, Inc.	8,600	3,691
SBA Communications Corp. Class A (a)	25,000	3,373
		29,717
Real Estate Management & Development - 1.7%
Realogy Holdings Corp.	722,581	23,448

TOTAL REAL ESTATE		53,165

TOTAL COMMON STOCKS
(Cost $997,948)		1,312,168

Convertible Preferred Stocks - 0.7%
CONSUMER DISCRETIONARY - 0.0%
Household Durables - 0.0%
Blu Homes, Inc. Series A, 5.00% (a)(b)	239,736	2
INFORMATION TECHNOLOGY - 0.7%
Internet Software & Services - 0.6%
Uber Technologies, Inc. Series D, 8.00% (a)(b)	162,572	7,929
IT Services - 0.1%
AppNexus, Inc. Series E (a)(b)	48,212	1,521

TOTAL INFORMATION TECHNOLOGY		9,450

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $4,596)		9,452

Money Market Funds - 5.5%
Fidelity Cash Central Fund, 1.10% (d)	40,480,426	40,489
Fidelity Securities Lending Cash Central Fund 1.09% (d)(e)	34,832,708	34,836
TOTAL MONEY MARKET FUNDS
(Cost $75,328)		75,325
TOTAL INVESTMENT PORTFOLIO - 102.4%
(Cost $1,077,872)		1,396,945
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(33,053)
NET ASSETS - 100%		$1,363,892

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,452,000 or 0.7% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
AppNexus, Inc. Series E	8/1/14	$966
Blu Homes, Inc. Series A, 5.00%	6/21/13	$1,108
NJOY, Inc.	9/11/13	$454
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$2,522

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$347
Fidelity Securities Lending Cash Central Fund	552
Total	$899

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$208,670	$203,998	$4,670	$2
Consumer Staples	105,377	98,617	6,760	--
Energy	22,301	22,301	--	--
Financials	108,676	107,871	805	--
Health Care	147,860	147,860	--	--
Industrials	99,962	99,962	--	--
Information Technology	552,688	531,252	11,986	9,450
Materials	22,921	22,921	--	--
Real Estate	53,165	53,165	--	--
Money Market Funds	75,325	75,325	--	--
Total Investments in Securities:	$1,396,945	$1,363,272	$24,221	$9,452

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.1%
Cayman Islands	3.9%
Ireland	1.3%
France	1.2%
Bermuda	1.2%
Netherlands	1.1%
United Kingdom	1.0%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		June 30, 2017
Assets
Investment in securities, at value (including securities loaned of $34,278) — See accompanying schedule: Unaffiliated issuers (cost $1,002,544)	$1,321,620
Fidelity Central Funds (cost $75,328)	75,325
Total Investments (cost $1,077,872)		$1,396,945
Receivable for investments sold		2,064
Receivable for fund shares sold		929
Dividends receivable		339
Distributions receivable from Fidelity Central Funds		204
Other receivables		43
Total assets		1,400,524
Liabilities
Payable to custodian bank	$24
Payable for fund shares redeemed	966
Accrued management fee	562
Other affiliated payables	194
Other payables and accrued expenses	52
Collateral on securities loaned	34,834
Total liabilities		36,632
Net Assets		$1,363,892
Net Assets consist of:
Paid in capital		$1,010,057
Undistributed net investment income		1,292
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		33,481
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		319,062
Net Assets		$1,363,892
Growth Discovery:
Net Asset Value, offering price and redemption price per share ($1,156,770 ÷ 37,823 shares)		$30.58
Class K:
Net Asset Value, offering price and redemption price per share ($207,122 ÷ 6,766 shares)		$30.61

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended June 30, 2017
Investment Income
Dividends		$9,958
Income from Fidelity Central Funds (including $552 from security lending)		899
Total income		10,857
Expenses
Management fee
Basic fee	$6,659
Performance adjustment	(1,245)
Transfer agent fees	1,809
Accounting and security lending fees	398
Custodian fees and expenses	39
Independent trustees' fees and expenses	5
Registration fees	55
Audit	63
Legal	9
Interest	1
Miscellaneous	10
Total expenses before reductions	7,803
Expense reductions	(43)	7,760
Net investment income (loss)		3,097
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	191,404
Fidelity Central Funds	34
Foreign currency transactions	(44)
Futures contracts	635
Total net realized gain (loss)		192,029
Change in net unrealized appreciation (depreciation) on: Investment securities	78,060
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		78,061
Net gain (loss)		270,090
Net increase (decrease) in net assets resulting from operations		$273,187

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2017	Year ended June 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,097	$625
Net realized gain (loss)	192,029	20,107
Change in net unrealized appreciation (depreciation)	78,061	(42,764)
Net increase (decrease) in net assets resulting from operations	273,187	(22,032)
Distributions to shareholders from net investment income	(1,135)	(1,789)
Distributions to shareholders from net realized gain	–	(555)
Total distributions	(1,135)	(2,344)
Share transactions - net increase (decrease)	(83,878)	(80,061)
Total increase (decrease) in net assets	188,174	(104,437)
Net Assets
Beginning of period	1,175,718	1,280,155
End of period	$1,363,892	$1,175,718
Other Information
Undistributed net investment income end of period	$1,292	$–
Distributions in excess of net investment income end of period	$–	$(573)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Growth Discovery Fund

Years ended June 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$24.47	$24.93	$23.07	$17.45	$15.09
Income from Investment Operations
Net investment income (loss)A	.06	.01	.07	.02	.07
Net realized and unrealized gain (loss)	6.07	(.43)	1.81	5.63	2.35
Total from investment operations	6.13	(.42)	1.88	5.65	2.42
Distributions from net investment income	(.02)	(.03)	(.02)	(.02)	(.06)
Distributions from net realized gain	–	(.01)	–	(.01)	–
Total distributions	(.02)	(.04)	(.02)	(.03)	(.06)
Net asset value, end of period	$30.58	$24.47	$24.93	$23.07	$17.45
Total ReturnB	25.08%	(1.68)%	8.17%	32.40%	16.09%
Ratios to Average Net AssetsC,D
Expenses before reductions	.66%	.78%	.77%	.81%	.88%
Expenses net of fee waivers, if any	.66%	.78%	.77%	.81%	.88%
Expenses net of all reductions	.65%	.78%	.77%	.81%	.87%
Net investment income (loss)	.24%	.03%	.27%	.10%	.42%
Supplemental Data
Net assets, end of period (in millions)	$1,157	$1,000	$1,078	$1,072	$767
Portfolio turnover rateE	65%	57%	51%	70%	62%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Growth Discovery Fund Class K

Years ended June 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$24.48	$24.94	$23.09	$17.45	$15.09
Income from Investment Operations
Net investment income (loss)A	.10	.04	.10	.05	.09
Net realized and unrealized gain (loss)	6.07	(.43)	1.82	5.63	2.36
Total from investment operations	6.17	(.39)	1.92	5.68	2.45
Distributions from net investment income	(.04)	(.06)	(.07)	(.04)	(.09)
Distributions from net realized gain	–	(.01)	–	(.01)	–
Total distributions	(.04)	(.07)	(.07)	(.04)B	(.09)
Net asset value, end of period	$30.61	$24.48	$24.94	$23.09	$17.45
Total ReturnC	25.23%	(1.57)%	8.32%	32.62%	16.28%
Ratios to Average Net AssetsD,E
Expenses before reductions	.54%	.66%	.64%	.68%	.72%
Expenses net of fee waivers, if any	.54%	.66%	.64%	.68%	.72%
Expenses net of all reductions	.53%	.65%	.64%	.67%	.71%
Net investment income (loss)	.36%	.16%	.40%	.24%	.58%
Supplemental Data
Net assets, end of period (in millions)	$207	$176	$202	$190	$137
Portfolio turnover rateF	65%	57%	51%	70%	62%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.04 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.006 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended June 30, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Discovery Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, partnerships, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$338,050
Gross unrealized depreciation	(19,154)
Net unrealized appreciation (depreciation) on securities	$318,896
Tax Cost	$1,078,049

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,292
Undistributed long-term capital gain	$33,657
Net unrealized appreciation (depreciation) on securities and other investments	$318,885

The tax character of distributions paid was as follows:

	June 30, 2017	June 30, 2016
Ordinary Income	$1,135	$ 2,344

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $635 related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $750,619 and $812,934, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Discovery as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .44% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Discovery. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Discovery	$1,724.17
Class K	85.05
	$1,809

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $18 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$5,529.74%		$1

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $552, including $28 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $33 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $10.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended June 30, 2017	Year ended June 30, 2016
From net investment income
Growth Discovery	$880	$1,330
Class K	255	459
Total	$1,135	$1,789
From net realized gain
Growth Discovery	$–	$471
Class K	–	84
Total	$–	$555

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016
Growth Discovery
Shares sold	4,332	5,290	$121,287	$128,658
Reinvestment of distributions	32	68	821	1,697
Shares redeemed	(7,392)	(7,766)	(196,671)	(188,307)
Net increase (decrease)	(3,028)	(2,408)	$(74,563)	$(57,952)
Class K
Shares sold	1,584	1,980	$44,201	$48,709
Reinvestment of distributions	10	22	255	543
Shares redeemed	(2,017)	(2,901)	(53,771)	(71,361)
Net increase (decrease)	(423)	(899)	$(9,315)	$(22,109)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and Shareholders of Fidelity Growth Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Discovery Fund (a fund of Fidelity Hastings Street Trust) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Growth Discovery Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 189 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2017 to June 30, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period-B January 1, 2017 to June 30, 2017
Growth Discovery	.65%
Actual		$1,000.00	$1,203.00	$3.55
Hypothetical-C		$1,000.00	$1,021.57	$3.26
Class K	.54%
Actual		$1,000.00	$1,203.70	$2.95
Hypothetical-C		$1,000.00	$1,022.12	$2.71

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Growth Discovery Fund
Growth Discovery	08/14/17	08/11/17	$0.027	$0.723
Class K	08/14/17	08/11/17	$0.044	$0.723

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2017, $34,816,804, or, if subsequently determined to be different, the net capital gain of such year.

Growth Discovery and Class K designate 100% of the dividend distributed in December, 2016 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Growth Discovery and Class K designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

CII-ANN-0817
1.705796.119

Fidelity Advisor® Series Growth & Income Fund Annual Report June 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended June 30, 2017	Past 1 year	Life of fundA
Fidelity Advisor® Series Growth & Income Fund	21.18%	13.18%

 A From December 6, 2012.

 Prior to August 1, 2013, the fund was named Fidelity Advisor® Series Mega Cap Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Growth & Income Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,599	Fidelity Advisor® Series Growth & Income Fund
$18,869	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.90% for the year ending June 30, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then turned upward through June 30. Sector-wise, financials (+38%) fared best, riding an uptick in bond yields and a surge in bank shares, particularly post-election. Information technology (+34%) also did quite well, as a handful of major index constituents posted stellar returns. Industrials (+22%) and materials (+19%) were driven by a call for increased infrastructure spending and a rise in related commodity prices, respectively. Consumer discretionary (+17%) roughly index-performed, buoyed by e-commerce giants Amazon.com and Netflix. Conversely, telecommunication services (-12%) and real estate (0%) struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of additional interest rate hikes later in 2017. Energy (-4%) lagged due to low oil prices.

Comments from Portfolio Manager Matthew Fruhan:  For the fiscal year, the fund gained 21.18%, significantly outpacing the benchmark S&P 500®. The fund benefited most from strong stock picking in the financials sector and a sizable overweight in banks – the strongest-performing industry in the index the past 12 months. I’ve emphasized banks in the fund for some time, and I’m pleased my patience and willingness to be contrarian with this investment was rewarded this period. In financials, Bank of America, JPMorgan Chase and Citigroup, all among the fund’s largest holdings and top contributors, led the way. Elsewhere, security selection in energy was helpful, although the positive impact was offset by a large overweight in the lagging sector. Here, the fund benefited from my decision to avoid Exxon Mobil, a large index component whose shares returned about -11%. Conversely, unfavorable positioning within information technology hampered results, as did stock picking in health care. The biggest individual detractors were a non-benchmark position in Israel-based drugmaker Teva Pharmaceutical Industries and an overweight allocation to underperforming industrial conglomerate General Electric. Also, the fund’s cash position detracted in a rising market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	3.4	3.3
Bank of America Corp.(a)	3.4	3.9
JPMorgan Chase & Co.(a)	3.4	4.2
Citigroup, Inc.(a)	3.3	3.0
Apple, Inc.(a)	2.8	3.1
General Electric Co.(a)	2.4	2.7
State Street Corp.(a)	2.1	1.6
Alphabet, Inc. Class A	1.9	1.5
Comcast Corp. Class A	1.9	1.9
Wells Fargo & Co.	1.8	1.6
	26.4

 (a) Security or a portion of the security is pledged as collateral for for call options written.

Top Five Market Sectors as of June 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.2	25.7
Information Technology	16.8	16.8
Health Care	14.1	12.5
Energy	12.1	13.3
Industrials	11.9	11.4

Asset Allocation (% of fund's net assets)

As of June 30, 2017*,**
Stocks	98.6%
Convertible Securities	0.4%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 10.0%

 ** Written options - (0.1)%

As of December 31, 2016*,**
Stocks	98.7%
Convertible Securities	1.3%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)***	(0.2)%

 * Foreign investments - 9.8%

 ** Written options - (0.5)%

 *** Net Other Assets (Liabilities) are not included in the pie chart

Investments June 30, 2017

Showing Percentage of Net Assets

Common Stocks - 98.6%
		Shares	Value
CONSUMER DISCRETIONARY - 6.6%
Automobiles - 0.1%
General Motors Co.		49,700	$1,736,021
Hotels, Restaurants & Leisure - 0.2%
Cedar Fair LP (depositary unit)		7,600	547,960
DineEquity, Inc.		20,706	912,099
Dunkin' Brands Group, Inc.		13,100	722,072
Marriott International, Inc. Class A		3,400	341,054
			2,523,185
Leisure Products - 0.0%
NJOY, Inc. (a)(b)		121,929	1
Media - 4.0%
Comcast Corp. Class A		806,080	31,372,634
Omnicom Group, Inc.		11,500	953,350
Scripps Networks Interactive, Inc. Class A		97,450	6,656,810
The Walt Disney Co.		102,200	10,858,750
Time Warner, Inc.		127,741	12,826,474
Viacom, Inc. Class B (non-vtg.)		119,600	4,014,972
			66,682,990
Multiline Retail - 0.7%
Dollar General Corp.		34,000	2,451,060
Target Corp.		169,063	8,840,304
			11,291,364
Specialty Retail - 1.5%
L Brands, Inc.		125,800	6,779,362
Lowe's Companies, Inc.		172,677	13,387,648
TJX Companies, Inc.		65,600	4,734,352
			24,901,362
Textiles, Apparel & Luxury Goods - 0.1%
VF Corp.		38,000	2,188,800

TOTAL CONSUMER DISCRETIONARY			109,323,723

CONSUMER STAPLES - 7.2%
Beverages - 2.8%
Coca-Cola European Partners PLC (a)		31,500	1,281,105
Cott Corp.		25,600	369,747
Dr. Pepper Snapple Group, Inc.		50,400	4,591,944
Molson Coors Brewing Co. Class B		122,900	10,611,186
PepsiCo, Inc.		35,794	4,133,849
The Coca-Cola Co.		547,798	24,568,740
			45,556,571
Food & Staples Retailing - 1.5%
Costco Wholesale Corp. (c)		5,400	863,622
CVS Health Corp.		145,390	11,698,079
Kroger Co.		303,800	7,084,616
Wal-Mart Stores, Inc.		75,000	5,676,000
			25,322,317
Food Products - 0.2%
B&G Foods, Inc. Class A		54,700	1,947,320
Snyders-Lance, Inc.		20,600	713,172
			2,660,492
Household Products - 1.6%
Procter & Gamble Co.		300,007	26,145,610
Personal Products - 0.5%
Coty, Inc. Class A		180,500	3,386,180
Edgewell Personal Care Co. (a)		17,500	1,330,350
Unilever NV (NY Reg.)		79,700	4,405,019
			9,121,549
Tobacco - 0.6%
Altria Group, Inc.		138,000	10,276,860

TOTAL CONSUMER STAPLES			119,083,399

ENERGY - 12.0%
Energy Equipment & Services - 0.8%
Baker Hughes, Inc.		76,900	4,191,819
National Oilwell Varco, Inc.		131,500	4,331,610
Oceaneering International, Inc.		134,900	3,081,116
Schlumberger Ltd.		18,520	1,219,357
			12,823,902
Oil, Gas & Consumable Fuels - 11.2%
Amyris, Inc. (a)(d)		142,816	454,155
Anadarko Petroleum Corp.		63,200	2,865,488
Apache Corp.		274,947	13,178,210
Cabot Oil & Gas Corp.		278,000	6,972,240
Cenovus Energy, Inc.		905,200	6,673,128
Chevron Corp.		273,188	28,501,704
ConocoPhillips Co.		630,900	27,734,364
Golar LNG Ltd.		104,000	2,314,000
Imperial Oil Ltd.		306,800	8,942,813
Kinder Morgan, Inc.		721,300	13,820,108
Legacy Reserves LP (a)		299,900	434,855
Phillips 66 Co.		15,800	1,306,502
Plains All American Pipeline LP		44,500	1,169,015
PrairieSky Royalty Ltd.		112,860	2,569,984
Suncor Energy, Inc.		926,490	27,070,255
Teekay LNG Partners LP		87,600	1,344,660
The Williams Companies, Inc.		865,474	26,206,553
Williams Partners LP		315,280	12,645,881
			184,203,915

TOTAL ENERGY			197,027,817

FINANCIALS - 24.2%
Banks - 16.3%
Bank of America Corp. (c)		2,318,637	56,250,134
Citigroup, Inc. (c)		797,836	53,359,272
Comerica, Inc. (c)		76,100	5,573,564
JPMorgan Chase & Co. (c)		610,188	55,771,183
M&T Bank Corp.		59,000	9,555,050
PNC Financial Services Group, Inc.		110,944	13,853,577
Regions Financial Corp. (c)		502,200	7,352,208
SunTrust Banks, Inc. (c)		355,550	20,166,796
U.S. Bancorp		325,771	16,914,030
Wells Fargo & Co.		529,300	29,328,513
			268,124,327
Capital Markets - 7.4%
Apollo Global Management LLC Class A		150,300	3,975,435
CBOE Holdings, Inc.		69,100	6,315,740
Charles Schwab Corp.		261,954	11,253,544
Federated Investors, Inc. Class B (non-vtg.)		12,200	344,650
Goldman Sachs Group, Inc.		26,500	5,880,350
KKR & Co. LP		432,278	8,040,371
Morgan Stanley		289,680	12,908,141
Northern Trust Corp. (c)		173,910	16,905,791
Oaktree Capital Group LLC Class A		44,200	2,059,720
S&P Global, Inc.		48,600	7,095,114
State Street Corp. (c)		377,774	33,897,661
TD Ameritrade Holding Corp.		12,900	554,571
The Blackstone Group LP		372,000	12,406,200
			121,637,288
Insurance - 0.3%
Marsh & McLennan Companies, Inc.		78,419	6,113,545
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. (a)		59,100	661,920
Radian Group, Inc.		161,652	2,643,010
			3,304,930

TOTAL FINANCIALS			399,180,090

HEALTH CARE - 13.8%
Biotechnology - 3.1%
Alexion Pharmaceuticals, Inc. (a)		69,500	8,456,065
Amgen, Inc.		145,965	25,139,552
Biogen, Inc. (a)		15,800	4,287,488
Gilead Sciences, Inc.		97,300	6,886,894
Intercept Pharmaceuticals, Inc. (a)		13,700	1,658,659
Shire PLC sponsored ADR		22,300	3,685,521
Vertex Pharmaceuticals, Inc. (a)		5,100	657,237
			50,771,416
Health Care Equipment & Supplies - 2.0%
Becton, Dickinson & Co.		4,500	877,995
Boston Scientific Corp. (a)		128,900	3,573,108
Fisher & Paykel Healthcare Corp.		61,463	515,709
Medtronic PLC		196,668	17,454,285
Meridian Bioscience, Inc.		21,200	333,900
ResMed, Inc.		22,900	1,783,223
Steris PLC		19,300	1,572,950
Zimmer Biomet Holdings, Inc.		51,100	6,561,240
			32,672,410
Health Care Providers & Services - 2.9%
Aetna, Inc.		17,300	2,626,659
Anthem, Inc.		50,500	9,500,565
Cardinal Health, Inc.		16,800	1,309,056
Cigna Corp.		54,200	9,072,538
Humana, Inc.		26,300	6,328,306
McKesson Corp.		58,625	9,646,158
Patterson Companies, Inc.		65,572	3,078,605
UnitedHealth Group, Inc.		31,500	5,840,730
			47,402,617
Life Sciences Tools & Services - 0.1%
Agilent Technologies, Inc.		24,000	1,423,440
Pharmaceuticals - 5.7%
Allergan PLC		11,500	2,795,535
AstraZeneca PLC sponsored ADR		103,900	3,541,951
Bayer AG		17,000	2,203,373
Bristol-Myers Squibb Co.		185,200	10,319,344
GlaxoSmithKline PLC sponsored ADR		643,240	27,736,509
Innoviva, Inc. (a)		55,800	714,240
Johnson & Johnson		220,874	29,219,421
Novartis AG sponsored ADR		8,032	670,431
Sanofi SA		55,330	5,301,720
Teva Pharmaceutical Industries Ltd. sponsored ADR		373,949	12,422,586
			94,925,110

TOTAL HEALTH CARE			227,194,993

INDUSTRIALS - 11.8%
Aerospace & Defense - 2.5%
General Dynamics Corp.		22,600	4,477,060
Meggitt PLC		49,473	307,296
Rolls-Royce Holdings PLC		315,200	3,655,886
The Boeing Co. (c)		59,379	11,742,197
United Technologies Corp.		168,920	20,626,821
			40,809,260
Air Freight & Logistics - 1.6%
C.H. Robinson Worldwide, Inc.		96,900	6,655,092
Expeditors International of Washington, Inc.		72,300	4,083,504
United Parcel Service, Inc. Class B		144,470	15,976,937
			26,715,533
Commercial Services & Supplies - 0.1%
KAR Auction Services, Inc.		32,400	1,359,828
Ritchie Brothers Auctioneers, Inc.		24,300	698,194
			2,058,022
Construction & Engineering - 0.1%
Fluor Corp.		26,300	1,204,014
Electrical Equipment - 0.8%
Acuity Brands, Inc. (d)		13,800	2,805,264
AMETEK, Inc.		81,600	4,942,512
Hubbell, Inc. Class B		42,337	4,791,278
			12,539,054
Industrial Conglomerates - 2.4%
General Electric Co. (c)		1,453,466	39,258,117
Machinery - 0.8%
Burckhardt Compression Holding AG (d)		2,640	757,118
Donaldson Co., Inc.		44,900	2,044,746
Flowserve Corp.		135,900	6,309,837
IMI PLC		11,700	182,102
Wabtec Corp. (d)		43,000	3,934,500
			13,228,303
Professional Services - 0.3%
Intertrust NV		95,500	1,936,632
Nielsen Holdings PLC		98,200	3,796,412
			5,733,044
Road & Rail - 2.5%
CSX Corp. (c)		305,712	16,679,647
J.B. Hunt Transport Services, Inc.		132,165	12,077,238
Norfolk Southern Corp.		61,080	7,433,436
Union Pacific Corp.		46,900	5,107,879
			41,298,200
Trading Companies & Distributors - 0.7%
Fastenal Co.		75,200	3,273,456
Howden Joinery Group PLC		52,100	276,248
W.W. Grainger, Inc.		2,000	361,060
Watsco, Inc.		44,320	6,834,144
			10,744,908

TOTAL INDUSTRIALS			193,588,455

INFORMATION TECHNOLOGY - 16.8%
Communications Equipment - 1.5%
Cisco Systems, Inc. (c)		788,040	24,665,652
Electronic Equipment & Components - 0.1%
Avnet, Inc.		26,500	1,030,320
Philips Lighting NV		24,700	911,783
			1,942,103
Internet Software & Services - 3.5%
Alphabet, Inc.:
Class A (a)		33,959	31,571,003
Class C (a)		27,634	25,111,845
			56,682,848
IT Services - 3.6%
Accenture PLC Class A		32,800	4,056,704
Amdocs Ltd.		32,900	2,120,734
Cognizant Technology Solutions Corp. Class A		2,500	166,000
MasterCard, Inc. Class A		108,150	13,134,818
Paychex, Inc.		281,814	16,046,489
Unisys Corp. (a)(d)		221,200	2,831,360
Visa, Inc. Class A		224,180	21,023,600
			59,379,705
Semiconductors & Semiconductor Equipment - 1.7%
Qualcomm, Inc.		493,010	27,224,012
Software - 3.5%
Microsoft Corp.		819,408	56,481,794
Oracle Corp.		32,513	1,630,202
			58,111,996
Technology Hardware, Storage & Peripherals - 2.9%
Apple, Inc. (c)		317,706	45,756,018
Western Digital Corp. (c)		27,900	2,471,940
			48,227,958

TOTAL INFORMATION TECHNOLOGY			276,234,274

MATERIALS - 3.1%
Chemicals - 2.5%
CF Industries Holdings, Inc.		141,900	3,967,524
E.I. du Pont de Nemours & Co.		56,630	4,570,607
LyondellBasell Industries NV Class A		98,100	8,278,659
Monsanto Co.		99,314	11,754,805
Potash Corp. of Saskatchewan, Inc.		425,910	6,946,327
The Scotts Miracle-Gro Co. Class A		2,700	241,542
W.R. Grace & Co.		60,900	4,385,409
			40,144,873
Containers & Packaging - 0.6%
Ball Corp.		108,100	4,562,901
Graphic Packaging Holding Co.		12,400	170,872
WestRock Co.		87,300	4,946,418
			9,680,191
Metals & Mining - 0.0%
Reliance Steel & Aluminum Co.		8,100	589,761

TOTAL MATERIALS			50,414,825

REAL ESTATE - 1.1%
Equity Real Estate Investment Trusts (REITs) - 1.1%
American Tower Corp.		20,100	2,659,632
CoreSite Realty Corp.		6,400	662,592
Crown Castle International Corp.		73,000	7,313,140
First Potomac Realty Trust		90,779	1,008,555
Omega Healthcare Investors, Inc.		29,600	977,392
Public Storage		20,100	4,191,453
Sabra Health Care REIT, Inc.		53,900	1,298,990
			18,111,754
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 1.0%
Verizon Communications, Inc.		367,459	16,410,719
UTILITIES - 1.0%
Electric Utilities - 1.0%
Exelon Corp.		410,200	14,795,914
PPL Corp.		48,800	1,886,608
			16,682,522
TOTAL COMMON STOCKS
(Cost $1,389,388,563)			1,623,252,571

Preferred Stocks - 0.3%
Convertible Preferred Stocks - 0.3%
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co. Series A 6.125%		47,900	2,614,861
INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Stericycle, Inc. 2.25%		28,600	1,813,240
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Dynegy, Inc. 7.00%		10,600	650,416

TOTAL CONVERTIBLE PREFERRED STOCKS			5,078,517

Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Holdings PLC (C Shares)		44,692,070	58,209
TOTAL PREFERRED STOCKS
(Cost $5,678,875)			5,136,726
		Principal Amount(e)	Value

Convertible Bonds - 0.1%
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Bayer Capital Corp. BV 5.625% 11/22/19(f)	EUR
(Cost $1,566,118)		EUR 1,400,000	1,948,729
		Shares	Value

Other - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels- 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (b)(g)
(Cost $2,131,572)		2,131,572	2,131,572

Money Market Funds - 1.6%
Fidelity Cash Central Fund, 1.10% (h)		18,331,209	18,334,875
Fidelity Securities Lending Cash Central Fund 1.09% (h)(i)		7,038,509	7,039,213
TOTAL MONEY MARKET FUNDS
(Cost $25,374,027)			25,374,088
TOTAL INVESTMENT PORTFOLIO - 100.7%
(Cost $1,424,139,155)			1,657,843,686
NET OTHER ASSETS (LIABILITIES) - (0.7)%			(11,773,784)
NET ASSETS - 100%			$1,646,069,902

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options
Apple, Inc.	7/21/17 - $155.00	123	$13,075	$(2,460)
Apple, Inc.	8/18/17 - $165.00	110	22,660	(3,575)
Bank of America Corp.	7/21/17 - $26.00	1,610	45,079	(12,075)
Bank of America Corp.	8/18/17 - $26.00	1,612	27,403	(39,494)
Cisco Systems, Inc.	10/20/17 - $33.00	784	44,654	(38,416)
Citigroup, Inc.	8/18/17 - $65.00	1,096	151,595	(323,868)
Comerica, Inc.	7/21/17 - $72.50	585	151,531	(139,523)
Costco Wholesale Corp.	10/20/17 - $178.00	46	21,022	(5,635)
CSX Corp.	7/21/17 - $52.50	322	49,587	(94,668)
General Electric Co.	9/15/17 - $31.00	2,172	51,041	(8,688)
JPMorgan Chase & Co.	7/21/17 - $95.00	428	20,552	(11,342)
JPMorgan Chase & Co.	8/18/17 - $90.00	428	40,668	(123,263)
Northern Trust Corp.	10/20/17 - $105.00	170	20,655	(23,800)
Regions Financial Corp.	8/18/17 - $16.00	314	4,396	(5,024)
State Street Corp.	8/18/17 - $85.00	387	53,076	(236,070)
SunTrust Banks, Inc.	7/21/17 - $65.00	228	32,831	(1,140)
The Boeing Co.	7/21/17 - $185.00	99	48,707	(135,383)
Western Digital Corp.	7/21/17 - $92.50	163	37,815	(19,805)
TOTAL WRITTEN OPTIONS			$836,347	$(1,224,229)

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,131,573 or 0.1% of net assets.

 (c) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $51,703,606.

 (d) Security or a portion of the security is on loan at period end.

 (e) Amount is stated in United States dollars unless otherwise noted.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,948,729 or 0.1% of net assets.

 (g) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
NJOY, Inc.	2/14/14	$211,475
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 11/4/16	$2,131,572

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$51,802
Fidelity Securities Lending Cash Central Fund	57,849
Total	$109,651

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$109,323,723	$109,323,722	$--	$1
Consumer Staples	119,083,399	119,083,399	--	--
Energy	197,027,817	197,027,817	--	--
Financials	399,180,090	399,180,090	--	--
Health Care	229,809,854	219,689,900	10,119,954	--
Industrials	195,459,904	189,990,778	5,469,126	--
Information Technology	276,234,274	276,234,274	--	--
Materials	50,414,825	50,414,825	--	--
Real Estate	18,111,754	18,111,754	--	--
Telecommunication Services	16,410,719	16,410,719	--	--
Utilities	17,332,938	16,682,522	650,416	--
Corporate Bonds	1,948,729	--	1,948,729	--
Other	2,131,572	--	--	2,131,572
Money Market Funds	25,374,088	25,374,088	--	--
Total Investments in Securities:	$1,657,843,686	$1,637,523,888	$18,188,225	$2,131,573
Derivative Instruments:
Liabilities
Written Options	$(1,224,229)	$(1,224,229)	$--	$--
Total Liabilities	$(1,224,229)	$(1,224,229)	$--	$--
Total Derivative Instruments:	$(1,224,229)	$(1,224,229)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options(a)	$0	$(1,224,229)
Total Equity Risk	0	(1,224,229)
Total Value of Derivatives	$0	$(1,224,229)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	90.0%
Canada	3.2%
United Kingdom	2.5%
Ireland	1.5%
Others (Individually Less Than 1%)	2.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2017
Assets
Investment in securities, at value (including securities loaned of $6,890,189) — See accompanying schedule: Unaffiliated issuers (cost $1,398,765,128)	$1,632,469,598
Fidelity Central Funds (cost $25,374,027)	25,374,088
Total Investments (cost $1,424,139,155)		$1,657,843,686
Restricted cash		34,476
Foreign currency held at value (cost $39,858)		40,008
Receivable for investments sold		3,152,971
Receivable for fund shares sold		143,647
Dividends receivable		1,746,615
Interest receivable		53,706
Distributions receivable from Fidelity Central Funds		22,208
Other receivables		3,674
Total assets		1,663,040,991
Liabilities
Payable for investments purchased	$4,345,889
Payable for fund shares redeemed	4,320,044
Written options, at value (premium received $836,347)	1,224,229
Other payables and accrued expenses	41,161
Collateral on securities loaned	7,039,766
Total liabilities		16,971,089
Net Assets		$1,646,069,902
Net Assets consist of:
Paid in capital		$1,368,100,250
Undistributed net investment income		5,033,416
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		39,620,946
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		233,315,290
Net Assets, for 110,969,858 shares outstanding		$1,646,069,902
Net Asset Value, offering price and redemption price per share ($1,646,069,902 ÷ 110,969,858 shares)		$14.83

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended June 30, 2017
Investment Income
Dividends		$27,817,291
Interest		322,289
Income from Fidelity Central Funds		109,651
Income before foreign taxes withheld		28,249,231
Less foreign taxes withheld		(18,344)
Total income		28,230,887
Expenses
Management fee	$4,708,606
Transfer agent fees	1,810,021
Accounting and security lending fees	343,631
Custodian fees and expenses	81,241
Independent trustees' fees and expenses	4,702
Audit	45,180
Legal	5,268
Interest	3,215
Miscellaneous	10,625
Total expenses before reductions	7,012,489
Expense reductions	(20,367)	6,992,122
Net investment income (loss)		21,238,765
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	49,953,724
Fidelity Central Funds	3,278
Foreign currency transactions	(17,812)
Futures contracts	(151,055)
Written options	1,398,923
Total net realized gain (loss)		51,187,058
Change in net unrealized appreciation (depreciation) on: Investment securities	149,241,216
Assets and liabilities in foreign currencies	7,167
Written options	(250,233)
Total change in net unrealized appreciation (depreciation)		148,998,150
Net gain (loss)		200,185,208
Net increase (decrease) in net assets resulting from operations		$221,423,973

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,238,765	$21,495,947
Net realized gain (loss)	51,187,058	5,063,127
Change in net unrealized appreciation (depreciation)	148,998,150	(59,062,930)
Net increase (decrease) in net assets resulting from operations	221,423,973	(32,503,856)
Distributions to shareholders from net investment income	(16,048,453)	(22,858,947)
Distributions to shareholders from net realized gain	(3,590,086)	(58,610,461)
Total distributions	(19,638,539)	(81,469,408)
Share transactions
Proceeds from sales of shares	616,483,504	142,429,892
Reinvestment of distributions	19,638,538	81,469,408
Cost of shares redeemed	(289,554,483)	(286,985,503)
Net increase (decrease) in net assets resulting from share transactions	346,567,559	(63,086,203)
Total increase (decrease) in net assets	548,352,993	(177,059,467)
Net Assets
Beginning of period	1,097,716,909	1,274,776,376
End of period	$1,646,069,902	$1,097,716,909
Other Information
Undistributed net investment income end of period	$5,033,416	$1,963,318
Shares
Sold	42,126,779	11,644,177
Issued in reinvestment of distributions	1,475,031	6,393,573
Redeemed	(20,778,520)	(22,877,424)
Net increase (decrease)	22,823,290	(4,839,674)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Series Growth & Income Fund

Years ended June 30,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$12.45	$13.71	$13.73	$11.57	$10.00
Income from Investment Operations
Net investment income (loss)B	.25	.23	.25	.23	.08
Net realized and unrealized gain (loss)	2.36	(.60)	.45	2.33	1.50
Total from investment operations	2.61	(.37)	.70	2.56	1.58
Distributions from net investment income	(.19)	(.25)	(.23)	(.15)	(.01)
Distributions from net realized gain	(.04)	(.64)	(.49)	(.25)	–
Total distributions	(.23)	(.89)	(.72)	(.40)	(.01)
Net asset value, end of period	$14.83	$12.45	$13.71	$13.73	$11.57
Total ReturnC,D	21.18%	(2.75)%	5.29%	22.48%	15.80%
Ratios to Average Net AssetsE,F
Expenses before reductions	.59%	.67%	.67%	.69%	.84%G
Expenses net of fee waivers, if any	.59%	.67%	.67%	.69%	.84%G
Expenses net of all reductions	.59%	.67%	.67%	.69%	.83%G
Net investment income (loss)	1.80%	1.86%	1.80%	1.83%	1.33%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,646,070	$1,097,717	$1,274,776	$1,357,854	$169,956
Portfolio turnover rateH	58%I	33%	38%	60%I	50%G

 A For the period December 6, 2012 (commencement of operations) to June 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended June 30, 2017

1. Organization.

Fidelity Advisor Series Growth & Income Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, future transactions, market discount, partnerships, passive foreign investment companies (PFIC), certain conversion ratio adjustments, equity-debt classifications and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$284,910,329
Gross unrealized depreciation	(57,752,432)
Net unrealized appreciation (depreciation) on securities	$227,157,897
Tax Cost	$1,430,685,789

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,687,445
Undistributed long-term capital gain	$46,105,644
Net unrealized appreciation (depreciation) on securities and other investments	$223,176,929

The tax character of distributions paid was as follows:

	June 30, 2017	June 30, 2016
Ordinary Income	$18,336,750	$ 28,511,863
Long-term Capital Gains	1,301,789	52,957,545
Total	$19,638,539	$ 81,469,408

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $2,166,048 in this Subsidiary, representing .13% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity Risk
Futures	$(151,055)	$ -
Written Options	1,398,923	(250,233)
Totals	$1,247,868	$(250,233)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

The following is a summary of the Fund's written options activity:

	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	6,479	$ 561,191
Options Opened	51,436	3,754,090
Options Exercised	(18,966)	(1,431,013)
Options Closed	(14,758)	(1,047,755)
Options Expired	(13,514)	(1,000,166)
Outstanding at end of period	10,677	$ 836,347

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $656,547,845 and $805,603,293, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Effective June 1, 2017, under the management contract approved by the Board and shareholders, Fidelity Management & Research (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. In addition, the investment adviser pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Prior to June 1, 2017, the investment adviser and its affiliates provided the Fund with investment management related services for which the Fund paid a monthly management fee. The management fee was the sum of an individual fund fee rate that was based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate was based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreased as assets under management increased and increased as assets under management decreased.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective June 1, 2017, fees for these services are no longer charged to the classes. Prior to June 1, 2017, FIIOC received account fees and asset-based fees that varied according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. Effective June 1, 2017, these fees are paid by the investment adviser or an affiliate.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $19,944 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$9,010,353.76%		$3,215

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Exchanges In-Kind. During the period, certain affiliated entities (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered investments and cash valued at $504,085,301 in exchange for 34,036,820 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,852 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $57,849, including $254 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $10,992 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $9,375.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and Shareholders of Fidelity Advisor Series Growth & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Series Growth & Income Fund (a fund of Fidelity Hastings Street Trust) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Series Growth & Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 189 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2017 to June 30, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period-B January 1, 2017 to June 30, 2017
Actual	.52%	$1,000.00	$1,059.30	$2.66-C
Hypothetical-D		$1,000.00	$1,022.22	$2.61-C

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C If fees and changes to the Fund's expense contract and/ or expense cap, effective June 1, 2017, had been in effect during the entire period, the restated annualized expense ratio would have been .01% and the expenses paid in the actual and hypothetical examples above would have been $.05 and $.05, respectively.

 D 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Series Growth & Income Fund voted to pay on August 14, 2017, to shareholders of record at the opening of business on August 11, 2017, a distribution of $0.412 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2017, $47,407,433, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 97%, 97%, 100%, and 100% of the dividends distributed in July, August, October, and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

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Fidelity® Fund Class K Annual Report June 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended June 30, 2017	Past 1 year	Past 5 years	Past 10 years
Class K	14.46%	12.75%	6.30%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Fund - Class K on June 30, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See previous page for additional information regarding the performance of Class K.

Period Ending Values
$18,427	Fidelity® Fund - Class K
$20,008	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.90% for the year ending June 30, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then turned upward through June 30. Sector-wise, financials (+38%) fared best, riding an uptick in bond yields and a surge in bank shares, particularly post-election. Information technology (+34%) also did quite well, as a handful of major index constituents posted stellar returns. Industrials (+22%) and materials (+19%) were driven by a call for increased infrastructure spending and a rise in related commodity prices, respectively. Consumer discretionary (+17%) roughly index-performed, buoyed by e-commerce giants Amazon.com and Netflix. Conversely, telecommunication services (-12%) and real estate (0%) struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of additional interest rate hikes later in 2017. Energy (-4%) lagged due to low oil prices.

Comments from Portfolio Manager Jean Park:  For the year, the fund’s share classes returned about 14%, trailing the 17.90% return of the benchmark S&P 500® index. Versus the benchmark, stock picking in health care, financials and materials detracted from performance, as did an overweighting in the weak-performing energy sector. Oil’s price lost considerable ground in the first half of 2017, hurting our position in exploration & production firm Anadarko Petroleum, the fund’s largest relative detractor, as well as Devon Energy and energy-services provider Schlumberger. The latter two stocks were sold from the fund. One detractor in health care was an overweighting in pharmaceutical giant Bristol-Myers Squibb, which was sold from the fund. Conversely, picks and an underweighting in telecommunication services and an overweighting in information technology lifted relative results. At the stock level, avoiding two weak-performing index names bolstered relative performance: Exxon Mobil and Verizon Communications, our two largest relative contributors. A token position in General Electric – which we ultimately sold – also helped. Among stocks we overweighted, software developer Adobe Systems stood out for positive reasons, as did a non-benchmark stake in Vail Resorts.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:   On April 10, 2017, Jean Park became Co-Manager of the fund, joining Lead Manager John Avery until July 1, 2017, when she became sole Portfolio Manager.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.9	4.4
Microsoft Corp.	3.7	3.2
Alphabet, Inc. Class A	3.6	2.0
JPMorgan Chase & Co.	3.6	3.1
Bank of America Corp.	3.2	3.0
Facebook, Inc. Class A	2.7	1.3
Amazon.com, Inc.	2.6	1.9
Amgen, Inc.	2.4	1.9
UnitedHealth Group, Inc.	2.1	1.1
Citigroup, Inc.	2.1	1.7
	31.9

Top Five Market Sectors as of June 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.9	20.0
Health Care	17.3	11.5
Financials	17.3	19.9
Consumer Discretionary	10.2	13.1
Industrials	9.9	8.9

Asset Allocation (% of fund's net assets)

As of June 30, 2017*
Stocks and Equity Futures	99.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 2.3%

As of December 31, 2016*
Stocks	99.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments - 6.4%

Investments June 30, 2017

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.2%
Auto Components - 0.5%
Tenneco, Inc.	400,000	$23,132
Hotels, Restaurants & Leisure - 1.8%
Domino's Pizza, Inc.	102,000	21,576
Vail Resorts, Inc.	60,000	12,170
Wyndham Worldwide Corp.	470,000	47,193
		80,939
Internet & Direct Marketing Retail - 2.6%
Amazon.com, Inc. (a)	118,000	114,224
Media - 3.6%
Comcast Corp. Class A	2,141,400	83,343
The Walt Disney Co.	500,000	53,125
Viacom, Inc. Class B (non-vtg.)	614,600	20,632
		157,100
Specialty Retail - 1.7%
Home Depot, Inc.	500,000	76,700

TOTAL CONSUMER DISCRETIONARY		452,095

CONSUMER STAPLES - 8.2%
Beverages - 2.0%
PepsiCo, Inc.	746,500	86,213
Food & Staples Retailing - 2.5%
Costco Wholesale Corp.	385,000	61,573
Wal-Mart Stores, Inc.	678,000	51,311
		112,884
Household Products - 0.4%
Spectrum Brands Holdings, Inc.	150,000	18,756
Personal Products - 1.0%
Estee Lauder Companies, Inc. Class A	192,300	18,457
Unilever NV (Certificaten Van Aandelen) (Bearer)	500,000	27,601
		46,058
Tobacco - 2.3%
British American Tobacco PLC (United Kingdom)	60,000	4,089
Philip Morris International, Inc.	700,000	82,215
Reynolds American, Inc.	250,000	16,260
		102,564

TOTAL CONSUMER STAPLES		366,475

ENERGY - 2.1%
Oil, Gas & Consumable Fuels - 2.1%
Anadarko Petroleum Corp.	300,000	13,602
ConocoPhillips Co.	748,100	32,886
Kinder Morgan, Inc.	500,000	9,580
Teekay LNG Partners LP	1,000,001	15,350
Williams Partners LP	550,000	22,061
		93,479
FINANCIALS - 17.3%
Banks - 11.2%
Bank of America Corp.	5,900,000	143,134
Citigroup, Inc.	1,380,000	92,294
JPMorgan Chase & Co.	1,748,900	159,849
SunTrust Banks, Inc.	1,241,300	70,407
Wells Fargo & Co.	589,731	32,677
		498,361
Capital Markets - 2.9%
Goldman Sachs Group, Inc.	273,000	60,579
MSCI, Inc.	250,000	25,748
S&P Global, Inc.	276,000	40,293
		126,620
Insurance - 3.2%
AFLAC, Inc.	731,699	56,838
Allstate Corp.	640,000	56,602
Marsh & McLennan Companies, Inc.	375,000	29,235
		142,675

TOTAL FINANCIALS		767,656

HEALTH CARE - 17.3%
Biotechnology - 5.6%
AbbVie, Inc.	865,000	62,721
Amgen, Inc.	626,300	107,868
Celgene Corp. (a)	480,000	62,338
Vertex Pharmaceuticals, Inc. (a)	119,728	15,429
		248,356
Health Care Equipment & Supplies - 3.6%
Baxter International, Inc.	262,387	15,885
Boston Scientific Corp. (a)	1,150,000	31,878
Danaher Corp.	703,200	59,343
Medtronic PLC	609,700	54,111
		161,217
Health Care Providers & Services - 5.6%
AmerisourceBergen Corp.	416,446	39,367
Cigna Corp.	324,000	54,234
Humana, Inc.	260,000	62,561
UnitedHealth Group, Inc.	499,952	92,701
		248,863
Life Sciences Tools & Services - 1.6%
Agilent Technologies, Inc.	700,000	41,517
Waters Corp. (a)	163,300	30,021
		71,538
Pharmaceuticals - 0.9%
Johnson & Johnson	300,000	39,687

TOTAL HEALTH CARE		769,661

INDUSTRIALS - 9.9%
Aerospace & Defense - 4.1%
Huntington Ingalls Industries, Inc.	245,500	45,702
Northrop Grumman Corp.	225,000	57,760
Raytheon Co.	500,000	80,740
		184,202
Airlines - 0.8%
Southwest Airlines Co.	559,024	34,738
Building Products - 1.2%
A.O. Smith Corp.	443,980	25,009
Masco Corp.	750,000	28,658
		53,667
Electrical Equipment - 0.7%
Fortive Corp.	451,600	28,609
Industrial Conglomerates - 1.3%
3M Co.	278,000	57,877
Machinery - 1.8%
Caterpillar, Inc.	550,000	59,103
Xylem, Inc.	400,000	22,172
		81,275

TOTAL INDUSTRIALS		440,368

INFORMATION TECHNOLOGY - 26.9%
Electronic Equipment & Components - 1.5%
Amphenol Corp. Class A	900,000	66,438
Internet Software & Services - 7.2%
Akamai Technologies, Inc. (a)	340,000	16,935
Alphabet, Inc.:
Class A (a)	172,000	159,905
Class C (a)	26,027	23,652
Facebook, Inc. Class A (a)	789,200	119,153
		319,645
IT Services - 2.8%
CSRA, Inc.	300,000	9,525
MasterCard, Inc. Class A	460,300	55,903
Visa, Inc. Class A	630,000	59,081
		124,509
Semiconductors & Semiconductor Equipment - 4.0%
Applied Materials, Inc.	790,000	32,635
KLA-Tencor Corp.	302,000	27,636
Lam Research Corp.	200,000	28,286
Qualcomm, Inc.	795,000	43,900
Texas Instruments, Inc.	575,000	44,235
		176,692
Software - 5.5%
Adobe Systems, Inc. (a)	290,000	41,018
Citrix Systems, Inc. (a)	540,000	42,973
Microsoft Corp.	2,370,000	163,364
		247,355
Technology Hardware, Storage & Peripherals - 5.9%
Apple, Inc.	1,822,200	262,433

TOTAL INFORMATION TECHNOLOGY		1,197,072

MATERIALS - 2.9%
Chemicals - 2.9%
E.I. du Pont de Nemours & Co.	516,148	41,658
Monsanto Co.	380,000	44,977
The Chemours Co. LLC	500,000	18,960
The Scotts Miracle-Gro Co. Class A	250,000	22,365
		127,960
REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.2%
American Tower Corp.	244,100	32,299
Public Storage	100,000	20,853
		53,152
TELECOMMUNICATION SERVICES - 0.6%
Wireless Telecommunication Services - 0.6%
T-Mobile U.S., Inc. (a)	450,000	27,279
UTILITIES - 1.0%
Electric Utilities - 1.0%
NextEra Energy, Inc.	330,000	46,243
TOTAL COMMON STOCKS
(Cost $3,265,823)		4,341,440
	Principal Amount (000s)	Value (000s)

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.94% 9/21/17 (b)
(Cost $2,495)	2,500	2,495
	Shares	Value (000s)

Money Market Funds - 2.3%
Fidelity Cash Central Fund, 1.10% (c)
(Cost $102,184)	102,163,472	102,184
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $3,370,502)		4,446,119
NET OTHER ASSETS (LIABILITIES) - 0.0%		517
NET ASSETS - 100%		$4,446,636

Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
534 CME E-mini S&P 500 Index Contracts (United States)	Sept. 2017	64,638	$(389)

The face value of futures purchased as a percentage of Net Assets is 1.5%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,495,000.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$469
Fidelity Securities Lending Cash Central Fund	23
Total	$492

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$452,095	$452,095	$--	$--
Consumer Staples	366,475	334,785	31,690	--
Energy	93,479	93,479	--	--
Financials	767,656	767,656	--	--
Health Care	769,661	769,661	--	--
Industrials	440,368	440,368	--	--
Information Technology	1,197,072	1,197,072	--	--
Materials	127,960	127,960	--	--
Real Estate	53,152	53,152	--	--
Telecommunication Services	27,279	27,279	--	--
Utilities	46,243	46,243	--	--
U.S. Government and Government Agency Obligations	2,495	--	2,495	--
Money Market Funds	102,184	102,184	--	--
Total Investments in Securities:	$4,446,119	$4,411,934	$34,185	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(389)	$(389)	$--	$--
Total Liabilities	$(389)	$(389)	$--	$--
Total Derivative Instruments:	$(389)	$(389)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Futures Contracts(a)	$0	$(389)
Total Equity Risk	0	(389)
Total Value of Derivatives	$0	$(389)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		June 30, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,268,318)	$4,343,935
Fidelity Central Funds (cost $102,184)	102,184
Total Investments (cost $3,370,502)		$4,446,119
Cash		1
Receivable for investments sold		33,718
Receivable for fund shares sold		424
Dividends receivable		2,845
Distributions receivable from Fidelity Central Funds		72
Receivable for daily variation margin for derivative instruments		24
Other receivables		201
Total assets		4,483,404
Liabilities
Payable for investments purchased	$31,902
Payable for fund shares redeemed	2,772
Accrued management fee	1,253
Other affiliated payables	588
Other payables and accrued expenses	253
Total liabilities		36,768
Net Assets		$4,446,636
Net Assets consist of:
Paid in capital		$2,972,250
Undistributed net investment income		20,009
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		379,169
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,075,208
Net Assets		$4,446,636
Fidelity Fund:
Net Asset Value, offering price and redemption price per share ($3,883,843 ÷ 86,459 shares)		$44.92
Class K:
Net Asset Value, offering price and redemption price per share ($562,793 ÷ 12,529 shares)		$44.92

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended June 30, 2017
Investment Income
Dividends		$67,978
Interest		13
Income from Fidelity Central Funds		492
Total income		68,483
Expenses
Management fee	$14,876
Transfer agent fees	5,970
Accounting and security lending fees	1,058
Custodian fees and expenses	77
Independent trustees' fees and expenses	18
Appreciation in deferred trustee compensation account	1
Registration fees	54
Audit	77
Legal	17
Interest	1
Miscellaneous	38
Total expenses before reductions	22,187
Expense reductions	(130)	22,057
Net investment income (loss)		46,426
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	504,307
Fidelity Central Funds	(11)
Foreign currency transactions	(9)
Futures contracts	9,806
Total net realized gain (loss)		514,093
Change in net unrealized appreciation (depreciation) on: Investment securities	31,635
Assets and liabilities in foreign currencies	4
Futures contracts	(389)
Total change in net unrealized appreciation (depreciation)		31,250
Net gain (loss)		545,343
Net increase (decrease) in net assets resulting from operations		$591,769

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2017	Year ended June 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$46,426	$43,748
Net realized gain (loss)	514,093	177,083
Change in net unrealized appreciation (depreciation)	31,250	(272,836)
Net increase (decrease) in net assets resulting from operations	591,769	(52,005)
Distributions to shareholders from net investment income	(45,768)	(36,756)
Distributions to shareholders from net realized gain	(254,005)	(224,972)
Total distributions	(299,773)	(261,728)
Share transactions - net increase (decrease)	(302,961)	(324,381)
Total increase (decrease) in net assets	(10,965)	(638,114)
Net Assets
Beginning of period	4,457,601	5,095,715
End of period	$4,446,636	$4,457,601
Other Information
Undistributed net investment income end of period	$20,009	$18,777

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Fund

Years ended June 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$42.04	$44.69	$45.42	$39.77	$34.51
Income from Investment Operations
Net investment income (loss)A	.44	.38	.34	.35	.44
Net realized and unrealized gain (loss)	5.33	(.73)	3.91	8.61	5.31
Total from investment operations	5.77	(.35)	4.25	8.96	5.75
Distributions from net investment income	(.44)	(.31)	(.30)	(.32)	(.49)
Distributions from net realized gain	(2.45)	(1.99)	(4.68)	(2.98)	–
Total distributions	(2.89)	(2.30)	(4.98)	(3.31)B	(.49)
Net asset value, end of period	$44.92	$42.04	$44.69	$45.42	$39.77
Total ReturnC	14.34%	(.83)%	10.52%	23.70%	16.85%
Ratios to Average Net AssetsD,E
Expenses before reductions	.52%	.52%	.52%	.53%	.56%
Expenses net of fee waivers, if any	.52%	.52%	.52%	.53%	.56%
Expenses net of all reductions	.51%	.52%	.52%	.53%	.55%
Net investment income (loss)	1.04%	.91%	.79%	.82%	1.18%
Supplemental Data
Net assets, end of period (in millions)	$3,884	$3,762	$4,143	$4,811	$4,451
Portfolio turnover rateF	82%	67%	59%G	93%	113%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $3.31 per share is comprised of distributions from net investment income of $.324 and distributions from net realized gain of $2.984 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Fund Class K

Years ended June 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$42.04	$44.69	$45.42	$39.78	$34.52
Income from Investment Operations
Net investment income (loss)A	.49	.42	.39	.40	.49
Net realized and unrealized gain (loss)	5.32	(.72)	3.91	8.60	5.31
Total from investment operations	5.81	(.30)	4.30	9.00	5.80
Distributions from net investment income	(.48)	(.36)	(.35)	(.38)	(.54)
Distributions from net realized gain	(2.45)	(1.99)	(4.68)	(2.98)	–
Total distributions	(2.93)	(2.35)	(5.03)	(3.36)	(.54)
Net asset value, end of period	$44.92	$42.04	$44.69	$45.42	$39.78
Total ReturnB	14.46%	(.72)%	10.65%	23.83%	17.03%
Ratios to Average Net AssetsC,D
Expenses before reductions	.41%	.41%	.41%	.41%	.42%
Expenses net of fee waivers, if any	.41%	.41%	.41%	.41%	.42%
Expenses net of all reductions	.41%	.41%	.41%	.41%	.41%
Net investment income (loss)	1.14%	1.02%	.90%	.94%	1.32%
Supplemental Data
Net assets, end of period (in millions)	$563	$696	$952	$1,119	$994
Portfolio turnover rateE	82%	67%	59%F	93%	113%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended June 30, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Fidelity Fund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,084,317
Gross unrealized depreciation	(13,214)
Net unrealized appreciation (depreciation) on securities	$1,071,103
Tax Cost	$3,375,016

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$22,820
Undistributed long-term capital gain	$383,296
Net unrealized appreciation (depreciation) on securities and other investments	$1,068,454

The tax character of distributions paid was as follows:

	June 30, 2017	June 30,2016
Ordinary Income	$45,768	$ 38,221
Long-term Capital Gains	254,005	223,507
Total	$299,773	$ 261,728

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $9,806 and a change in net unrealized appreciation (depreciation) of $(389) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,560,797 and $4,116,461, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .09% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .34% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Fidelity Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Fidelity Fund	$5,681.15
Class K	289.05
	$5,970

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $85 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$8,829.71%		$1

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $23, including $1 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $93 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $37.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended June 30, 2017	Year ended June 30, 2016
From net investment income
Fidelity Fund	$38,394	$28,914
Class K	7,374	7,842
Total	$45,768	$36,756
From net realized gain
Fidelity Fund	$216,202	$183,334
Class K	37,803	41,638
Total	$254,005	$224,972

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016
Fidelity Fund
Shares sold	2,301	3,667	$98,348	$152,399
Reinvestment of distributions	5,609	4,583	234,849	196,417
Shares redeemed	(10,936)	(11,490)	(466,956)	(476,458)
Net increase (decrease)	(3,026)	(3,240)	$(133,759)	$(127,642)
Class K
Shares sold	1,298	7,320	$55,407	$293,997
Reinvestment of distributions	1,079	1,156	45,177	49,480
Shares redeemed	(6,399)	(13,234)	(269,786)	(540,216)
Net increase (decrease)	(4,022)	(4,758)	$(169,202)	$(196,739)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and Shareholders of Fidelity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Fund (a fund of Fidelity Hastings Street Trust) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 189 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2017 to June 30, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period-B January 1, 2017 to June 30, 2017
Fidelity Fund	.51%
Actual		$1,000.00	$1,091.60	$2.64
Hypothetical-C		$1,000.00	$1,022.27	$2.56
Class K	.41%
Actual		$1,000.00	$1,092.10	$2.13
Hypothetical-C		$1,000.00	$1,022.76	$2.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Fund
Fidelity Fund	08/14/17	08/11/17	$0.232	$3.914
Class K	08/14/17	08/11/17	$0.255	$3.914

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2017, $516,645,771, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Fund and Class K designate 100% of the dividends distributed in August and December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity Fund and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FID-K-ANN-0817
1.863253.108

Fidelity® Fund Annual Report June 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended June 30, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Fund	14.34%	12.62%	6.17%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Fund, a class of the fund, on June 30, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$18,192	Fidelity® Fund
$20,008	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.90% for the year ending June 30, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then turned upward through June 30. Sector-wise, financials (+38%) fared best, riding an uptick in bond yields and a surge in bank shares, particularly post-election. Information technology (+34%) also did quite well, as a handful of major index constituents posted stellar returns. Industrials (+22%) and materials (+19%) were driven by a call for increased infrastructure spending and a rise in related commodity prices, respectively. Consumer discretionary (+17%) roughly index-performed, buoyed by e-commerce giants Amazon.com and Netflix. Conversely, telecommunication services (-12%) and real estate (0%) struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of additional interest rate hikes later in 2017. Energy (-4%) lagged due to low oil prices.

Comments from Portfolio Manager Jean Park:  For the year, the fund’s share classes returned about 14%, trailing the 17.90% return of the benchmark S&P 500® index. Versus the benchmark, stock picking in health care, financials and materials detracted from performance, as did an overweighting in the weak-performing energy sector. Oil’s price lost considerable ground in the first half of 2017, hurting our position in exploration & production firm Anadarko Petroleum, the fund’s largest relative detractor, as well as Devon Energy and energy-services provider Schlumberger. The latter two stocks were sold from the fund. One detractor in health care was an overweighting in pharmaceutical giant Bristol-Myers Squibb, which was sold from the fund. Conversely, picks and an underweighting in telecommunication services and an overweighting in information technology lifted relative results. At the stock level, avoiding two weak-performing index names bolstered relative performance: Exxon Mobil and Verizon Communications, our two largest relative contributors. A token position in General Electric – which we ultimately sold – also helped. Among stocks we overweighted, software developer Adobe Systems stood out for positive reasons, as did a non-benchmark stake in Vail Resorts.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:   On April 10, 2017, Jean Park became Co-Manager of the fund, joining Lead Manager John Avery until July 1, 2017, when she became sole Portfolio Manager.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.9	4.4
Microsoft Corp.	3.7	3.2
Alphabet, Inc. Class A	3.6	2.0
JPMorgan Chase & Co.	3.6	3.1
Bank of America Corp.	3.2	3.0
Facebook, Inc. Class A	2.7	1.3
Amazon.com, Inc.	2.6	1.9
Amgen, Inc.	2.4	1.9
UnitedHealth Group, Inc.	2.1	1.1
Citigroup, Inc.	2.1	1.7
	31.9

Top Five Market Sectors as of June 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.9	20.0
Health Care	17.3	11.5
Financials	17.3	19.9
Consumer Discretionary	10.2	13.1
Industrials	9.9	8.9

Asset Allocation (% of fund's net assets)

As of June 30, 2017*
Stocks and Equity Futures	99.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 2.3%

As of December 31, 2016*
Stocks	99.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments - 6.4%

Investments June 30, 2017

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.2%
Auto Components - 0.5%
Tenneco, Inc.	400,000	$23,132
Hotels, Restaurants & Leisure - 1.8%
Domino's Pizza, Inc.	102,000	21,576
Vail Resorts, Inc.	60,000	12,170
Wyndham Worldwide Corp.	470,000	47,193
		80,939
Internet & Direct Marketing Retail - 2.6%
Amazon.com, Inc. (a)	118,000	114,224
Media - 3.6%
Comcast Corp. Class A	2,141,400	83,343
The Walt Disney Co.	500,000	53,125
Viacom, Inc. Class B (non-vtg.)	614,600	20,632
		157,100
Specialty Retail - 1.7%
Home Depot, Inc.	500,000	76,700

TOTAL CONSUMER DISCRETIONARY		452,095

CONSUMER STAPLES - 8.2%
Beverages - 2.0%
PepsiCo, Inc.	746,500	86,213
Food & Staples Retailing - 2.5%
Costco Wholesale Corp.	385,000	61,573
Wal-Mart Stores, Inc.	678,000	51,311
		112,884
Household Products - 0.4%
Spectrum Brands Holdings, Inc.	150,000	18,756
Personal Products - 1.0%
Estee Lauder Companies, Inc. Class A	192,300	18,457
Unilever NV (Certificaten Van Aandelen) (Bearer)	500,000	27,601
		46,058
Tobacco - 2.3%
British American Tobacco PLC (United Kingdom)	60,000	4,089
Philip Morris International, Inc.	700,000	82,215
Reynolds American, Inc.	250,000	16,260
		102,564

TOTAL CONSUMER STAPLES		366,475

ENERGY - 2.1%
Oil, Gas & Consumable Fuels - 2.1%
Anadarko Petroleum Corp.	300,000	13,602
ConocoPhillips Co.	748,100	32,886
Kinder Morgan, Inc.	500,000	9,580
Teekay LNG Partners LP	1,000,001	15,350
Williams Partners LP	550,000	22,061
		93,479
FINANCIALS - 17.3%
Banks - 11.2%
Bank of America Corp.	5,900,000	143,134
Citigroup, Inc.	1,380,000	92,294
JPMorgan Chase & Co.	1,748,900	159,849
SunTrust Banks, Inc.	1,241,300	70,407
Wells Fargo & Co.	589,731	32,677
		498,361
Capital Markets - 2.9%
Goldman Sachs Group, Inc.	273,000	60,579
MSCI, Inc.	250,000	25,748
S&P Global, Inc.	276,000	40,293
		126,620
Insurance - 3.2%
AFLAC, Inc.	731,699	56,838
Allstate Corp.	640,000	56,602
Marsh & McLennan Companies, Inc.	375,000	29,235
		142,675

TOTAL FINANCIALS		767,656

HEALTH CARE - 17.3%
Biotechnology - 5.6%
AbbVie, Inc.	865,000	62,721
Amgen, Inc.	626,300	107,868
Celgene Corp. (a)	480,000	62,338
Vertex Pharmaceuticals, Inc. (a)	119,728	15,429
		248,356
Health Care Equipment & Supplies - 3.6%
Baxter International, Inc.	262,387	15,885
Boston Scientific Corp. (a)	1,150,000	31,878
Danaher Corp.	703,200	59,343
Medtronic PLC	609,700	54,111
		161,217
Health Care Providers & Services - 5.6%
AmerisourceBergen Corp.	416,446	39,367
Cigna Corp.	324,000	54,234
Humana, Inc.	260,000	62,561
UnitedHealth Group, Inc.	499,952	92,701
		248,863
Life Sciences Tools & Services - 1.6%
Agilent Technologies, Inc.	700,000	41,517
Waters Corp. (a)	163,300	30,021
		71,538
Pharmaceuticals - 0.9%
Johnson & Johnson	300,000	39,687

TOTAL HEALTH CARE		769,661

INDUSTRIALS - 9.9%
Aerospace & Defense - 4.1%
Huntington Ingalls Industries, Inc.	245,500	45,702
Northrop Grumman Corp.	225,000	57,760
Raytheon Co.	500,000	80,740
		184,202
Airlines - 0.8%
Southwest Airlines Co.	559,024	34,738
Building Products - 1.2%
A.O. Smith Corp.	443,980	25,009
Masco Corp.	750,000	28,658
		53,667
Electrical Equipment - 0.7%
Fortive Corp.	451,600	28,609
Industrial Conglomerates - 1.3%
3M Co.	278,000	57,877
Machinery - 1.8%
Caterpillar, Inc.	550,000	59,103
Xylem, Inc.	400,000	22,172
		81,275

TOTAL INDUSTRIALS		440,368

INFORMATION TECHNOLOGY - 26.9%
Electronic Equipment & Components - 1.5%
Amphenol Corp. Class A	900,000	66,438
Internet Software & Services - 7.2%
Akamai Technologies, Inc. (a)	340,000	16,935
Alphabet, Inc.:
Class A (a)	172,000	159,905
Class C (a)	26,027	23,652
Facebook, Inc. Class A (a)	789,200	119,153
		319,645
IT Services - 2.8%
CSRA, Inc.	300,000	9,525
MasterCard, Inc. Class A	460,300	55,903
Visa, Inc. Class A	630,000	59,081
		124,509
Semiconductors & Semiconductor Equipment - 4.0%
Applied Materials, Inc.	790,000	32,635
KLA-Tencor Corp.	302,000	27,636
Lam Research Corp.	200,000	28,286
Qualcomm, Inc.	795,000	43,900
Texas Instruments, Inc.	575,000	44,235
		176,692
Software - 5.5%
Adobe Systems, Inc. (a)	290,000	41,018
Citrix Systems, Inc. (a)	540,000	42,973
Microsoft Corp.	2,370,000	163,364
		247,355
Technology Hardware, Storage & Peripherals - 5.9%
Apple, Inc.	1,822,200	262,433

TOTAL INFORMATION TECHNOLOGY		1,197,072

MATERIALS - 2.9%
Chemicals - 2.9%
E.I. du Pont de Nemours & Co.	516,148	41,658
Monsanto Co.	380,000	44,977
The Chemours Co. LLC	500,000	18,960
The Scotts Miracle-Gro Co. Class A	250,000	22,365
		127,960
REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.2%
American Tower Corp.	244,100	32,299
Public Storage	100,000	20,853
		53,152
TELECOMMUNICATION SERVICES - 0.6%
Wireless Telecommunication Services - 0.6%
T-Mobile U.S., Inc. (a)	450,000	27,279
UTILITIES - 1.0%
Electric Utilities - 1.0%
NextEra Energy, Inc.	330,000	46,243
TOTAL COMMON STOCKS
(Cost $3,265,823)		4,341,440
	Principal Amount (000s)	Value (000s)

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.94% 9/21/17 (b)
(Cost $2,495)	2,500	2,495
	Shares	Value (000s)

Money Market Funds - 2.3%
Fidelity Cash Central Fund, 1.10% (c)
(Cost $102,184)	102,163,472	102,184
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $3,370,502)		4,446,119
NET OTHER ASSETS (LIABILITIES) - 0.0%		517
NET ASSETS - 100%		$4,446,636

Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
534 CME E-mini S&P 500 Index Contracts (United States)	Sept. 2017	64,638	$(389)

The face value of futures purchased as a percentage of Net Assets is 1.5%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,495,000.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$469
Fidelity Securities Lending Cash Central Fund	23
Total	$492

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$452,095	$452,095	$--	$--
Consumer Staples	366,475	334,785	31,690	--
Energy	93,479	93,479	--	--
Financials	767,656	767,656	--	--
Health Care	769,661	769,661	--	--
Industrials	440,368	440,368	--	--
Information Technology	1,197,072	1,197,072	--	--
Materials	127,960	127,960	--	--
Real Estate	53,152	53,152	--	--
Telecommunication Services	27,279	27,279	--	--
Utilities	46,243	46,243	--	--
U.S. Government and Government Agency Obligations	2,495	--	2,495	--
Money Market Funds	102,184	102,184	--	--
Total Investments in Securities:	$4,446,119	$4,411,934	$34,185	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(389)	$(389)	$--	$--
Total Liabilities	$(389)	$(389)	$--	$--
Total Derivative Instruments:	$(389)	$(389)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Futures Contracts(a)	$0	$(389)
Total Equity Risk	0	(389)
Total Value of Derivatives	$0	$(389)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		June 30, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,268,318)	$4,343,935
Fidelity Central Funds (cost $102,184)	102,184
Total Investments (cost $3,370,502)		$4,446,119
Cash		1
Receivable for investments sold		33,718
Receivable for fund shares sold		424
Dividends receivable		2,845
Distributions receivable from Fidelity Central Funds		72
Receivable for daily variation margin for derivative instruments		24
Other receivables		201
Total assets		4,483,404
Liabilities
Payable for investments purchased	$31,902
Payable for fund shares redeemed	2,772
Accrued management fee	1,253
Other affiliated payables	588
Other payables and accrued expenses	253
Total liabilities		36,768
Net Assets		$4,446,636
Net Assets consist of:
Paid in capital		$2,972,250
Undistributed net investment income		20,009
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		379,169
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,075,208
Net Assets		$4,446,636
Fidelity Fund:
Net Asset Value, offering price and redemption price per share ($3,883,843 ÷ 86,459 shares)		$44.92
Class K:
Net Asset Value, offering price and redemption price per share ($562,793 ÷ 12,529 shares)		$44.92

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended June 30, 2017
Investment Income
Dividends		$67,978
Interest		13
Income from Fidelity Central Funds		492
Total income		68,483
Expenses
Management fee	$14,876
Transfer agent fees	5,970
Accounting and security lending fees	1,058
Custodian fees and expenses	77
Independent trustees' fees and expenses	18
Appreciation in deferred trustee compensation account	1
Registration fees	54
Audit	77
Legal	17
Interest	1
Miscellaneous	38
Total expenses before reductions	22,187
Expense reductions	(130)	22,057
Net investment income (loss)		46,426
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	504,307
Fidelity Central Funds	(11)
Foreign currency transactions	(9)
Futures contracts	9,806
Total net realized gain (loss)		514,093
Change in net unrealized appreciation (depreciation) on: Investment securities	31,635
Assets and liabilities in foreign currencies	4
Futures contracts	(389)
Total change in net unrealized appreciation (depreciation)		31,250
Net gain (loss)		545,343
Net increase (decrease) in net assets resulting from operations		$591,769

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2017	Year ended June 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$46,426	$43,748
Net realized gain (loss)	514,093	177,083
Change in net unrealized appreciation (depreciation)	31,250	(272,836)
Net increase (decrease) in net assets resulting from operations	591,769	(52,005)
Distributions to shareholders from net investment income	(45,768)	(36,756)
Distributions to shareholders from net realized gain	(254,005)	(224,972)
Total distributions	(299,773)	(261,728)
Share transactions - net increase (decrease)	(302,961)	(324,381)
Total increase (decrease) in net assets	(10,965)	(638,114)
Net Assets
Beginning of period	4,457,601	5,095,715
End of period	$4,446,636	$4,457,601
Other Information
Undistributed net investment income end of period	$20,009	$18,777

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Fund

Years ended June 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$42.04	$44.69	$45.42	$39.77	$34.51
Income from Investment Operations
Net investment income (loss)A	.44	.38	.34	.35	.44
Net realized and unrealized gain (loss)	5.33	(.73)	3.91	8.61	5.31
Total from investment operations	5.77	(.35)	4.25	8.96	5.75
Distributions from net investment income	(.44)	(.31)	(.30)	(.32)	(.49)
Distributions from net realized gain	(2.45)	(1.99)	(4.68)	(2.98)	–
Total distributions	(2.89)	(2.30)	(4.98)	(3.31)B	(.49)
Net asset value, end of period	$44.92	$42.04	$44.69	$45.42	$39.77
Total ReturnC	14.34%	(.83)%	10.52%	23.70%	16.85%
Ratios to Average Net AssetsD,E
Expenses before reductions	.52%	.52%	.52%	.53%	.56%
Expenses net of fee waivers, if any	.52%	.52%	.52%	.53%	.56%
Expenses net of all reductions	.51%	.52%	.52%	.53%	.55%
Net investment income (loss)	1.04%	.91%	.79%	.82%	1.18%
Supplemental Data
Net assets, end of period (in millions)	$3,884	$3,762	$4,143	$4,811	$4,451
Portfolio turnover rateF	82%	67%	59%G	93%	113%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $3.31 per share is comprised of distributions from net investment income of $.324 and distributions from net realized gain of $2.984 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Fund Class K

Years ended June 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$42.04	$44.69	$45.42	$39.78	$34.52
Income from Investment Operations
Net investment income (loss)A	.49	.42	.39	.40	.49
Net realized and unrealized gain (loss)	5.32	(.72)	3.91	8.60	5.31
Total from investment operations	5.81	(.30)	4.30	9.00	5.80
Distributions from net investment income	(.48)	(.36)	(.35)	(.38)	(.54)
Distributions from net realized gain	(2.45)	(1.99)	(4.68)	(2.98)	–
Total distributions	(2.93)	(2.35)	(5.03)	(3.36)	(.54)
Net asset value, end of period	$44.92	$42.04	$44.69	$45.42	$39.78
Total ReturnB	14.46%	(.72)%	10.65%	23.83%	17.03%
Ratios to Average Net AssetsC,D
Expenses before reductions	.41%	.41%	.41%	.41%	.42%
Expenses net of fee waivers, if any	.41%	.41%	.41%	.41%	.42%
Expenses net of all reductions	.41%	.41%	.41%	.41%	.41%
Net investment income (loss)	1.14%	1.02%	.90%	.94%	1.32%
Supplemental Data
Net assets, end of period (in millions)	$563	$696	$952	$1,119	$994
Portfolio turnover rateE	82%	67%	59%F	93%	113%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended June 30, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Fidelity Fund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,084,317
Gross unrealized depreciation	(13,214)
Net unrealized appreciation (depreciation) on securities	$1,071,103
Tax Cost	$3,375,016

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$22,820
Undistributed long-term capital gain	$383,296
Net unrealized appreciation (depreciation) on securities and other investments	$1,068,454

The tax character of distributions paid was as follows:

	June 30, 2017	June 30,2016
Ordinary Income	$45,768	$ 38,221
Long-term Capital Gains	254,005	223,507
Total	$299,773	$ 261,728

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $9,806 and a change in net unrealized appreciation (depreciation) of $(389) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,560,797 and $4,116,461, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .09% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .34% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Fidelity Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Fidelity Fund	$5,681.15
Class K	289.05
	$5,970

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $85 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$8,829.71%		$1

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $23, including $1 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $93 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $37.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended June 30, 2017	Year ended June 30, 2016
From net investment income
Fidelity Fund	$38,394	$28,914
Class K	7,374	7,842
Total	$45,768	$36,756
From net realized gain
Fidelity Fund	$216,202	$183,334
Class K	37,803	41,638
Total	$254,005	$224,972

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016
Fidelity Fund
Shares sold	2,301	3,667	$98,348	$152,399
Reinvestment of distributions	5,609	4,583	234,849	196,417
Shares redeemed	(10,936)	(11,490)	(466,956)	(476,458)
Net increase (decrease)	(3,026)	(3,240)	$(133,759)	$(127,642)
Class K
Shares sold	1,298	7,320	$55,407	$293,997
Reinvestment of distributions	1,079	1,156	45,177	49,480
Shares redeemed	(6,399)	(13,234)	(269,786)	(540,216)
Net increase (decrease)	(4,022)	(4,758)	$(169,202)	$(196,739)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and Shareholders of Fidelity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Fund (a fund of Fidelity Hastings Street Trust) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 189 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2017 to June 30, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period-B January 1, 2017 to June 30, 2017
Fidelity Fund	.51%
Actual		$1,000.00	$1,091.60	$2.64
Hypothetical-C		$1,000.00	$1,022.27	$2.56
Class K	.41%
Actual		$1,000.00	$1,092.10	$2.13
Hypothetical-C		$1,000.00	$1,022.76	$2.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Fund
Fidelity Fund	08/14/17	08/11/17	$0.232	$3.914
Class K	08/14/17	08/11/17	$0.255	$3.914

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2017, $516,645,771, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Fund and Class K designate 100% of the dividends distributed in August and December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity Fund and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FID-ANN-0817
1.705632.120

Fidelity® Mega Cap Stock Fund Annual Report June 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended June 30, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Mega Cap Stock Fund	20.87%	14.07%	7.14%

 Prior to December 1, 2007, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mega Cap Stock Fund, a class of the fund, on June 30, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,923	Fidelity® Mega Cap Stock Fund
$20,008	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.90% for the year ending June 30, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then turned upward through June 30. Sector-wise, financials (+38%) fared best, riding an uptick in bond yields and a surge in bank shares, particularly post-election. Information technology (+34%) also did quite well, as a handful of major index constituents posted stellar returns. Industrials (+22%) and materials (+19%) were driven by a call for increased infrastructure spending and a rise in related commodity prices, respectively. Consumer discretionary (+17%) roughly index-performed, buoyed by e-commerce giants Amazon.com and Netflix. Conversely, telecommunication services (-12%) and real estate (0%) struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of additional interest rate hikes later in 2017. Energy (-4%) lagged due to low oil prices.

Comments from Portfolio Manager Matthew Fruhan:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 20 to 21%, outpacing the 18.65% advance of the mega-cap proxy Russell Top 200® Index, as well as the S&P 500®. The fund’s strong outperformance of the Russell mega-cap index was due to favorable stock picking and a helpful overweight in the market-leading banking industry within the financials sector. I’ve emphasized banks in the fund for some time, and I’m pleased my patience and willingness to be contrarian here was rewarded this period. In financials, Bank of America, JPMorgan Chase and Citigroup – all among the fund’s largest holdings and top contributors – led the way. Elsewhere, security selection in energy was helpful, although the positive impact was essentially offset by a sizable overweight in the lagging sector. Here, the fund benefited from my decision to largely avoid Exxon Mobil, a large index component whose shares returned about -11%. As the valuation fell, I added a small stake in Exxon Mobil. Conversely, detractors included stock picking in consumer discretionary and health care – especially a poor-performing non-benchmark position in drug maker Teva Pharmaceutical Industries – and an allocation to underperforming industrial conglomerate General Electric. Lastly, the fund’s cash position in a rising market detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.(a)	4.4	4.9
Bank of America Corp.(a)	4.1	4.6
Microsoft Corp.	4.0	3.7
Citigroup, Inc.(a)	3.8	3.7
Apple, Inc.(a)	3.8	4.0
General Electric Co.(a)	2.8	3.2
Johnson & Johnson	2.5	2.2
Chevron Corp.	2.4	2.7
Wells Fargo & Co.	2.2	2.0
Comcast Corp. Class A	2.2	2.1
	32.2

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of June 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.4	23.3
Information Technology	21.2	20.6
Health Care	16.0	13.0
Energy	11.6	12.7
Industrials	9.6	9.7

Asset Allocation (% of fund's net assets)

As of June 30, 2017*,**
Stocks	99.5%
Convertible Securities	0.1%
Other Investments	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 8.3%

 ** Written options - (0.1)%

As of December 31, 2016*,**
Stocks	99.5%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments - 8.3%

 ** Written options - (0.5)%

Investments June 30, 2017

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 7.5%
Automobiles - 0.3%
General Motors Co.	220,800	$7,712,544
Hotels, Restaurants & Leisure - 0.1%
Las Vegas Sands Corp.	30,600	1,955,034
Media - 5.0%
Comcast Corp. Class A	1,239,900	48,256,908
The Walt Disney Co.	242,900	25,808,125
Time Warner, Inc.	283,700	28,486,317
Viacom, Inc. Class B (non-vtg.)	207,000	6,948,990
		109,500,340
Multiline Retail - 0.6%
Target Corp.	245,300	12,826,737
Specialty Retail - 1.5%
Lowe's Companies, Inc.	360,500	27,949,565
TJX Companies, Inc.	69,700	5,030,249
		32,979,814

TOTAL CONSUMER DISCRETIONARY		164,974,469

CONSUMER STAPLES - 7.0%
Beverages - 2.4%
PepsiCo, Inc.	147,605	17,046,901
The Coca-Cola Co.	807,400	36,211,890
		53,258,791
Food & Staples Retailing - 1.6%
Costco Wholesale Corp. (a)	24,200	3,870,306
CVS Health Corp.	239,400	19,262,124
Kroger Co.	232,100	5,412,572
Wal-Mart Stores, Inc.	108,400	8,203,712
		36,748,714
Household Products - 2.1%
Procter & Gamble Co.	529,200	46,119,780
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	16,000	1,535,680
Unilever NV (NY Reg.)	92,700	5,123,529
		6,659,209
Tobacco - 0.6%
Altria Group, Inc.	170,500	12,697,135

TOTAL CONSUMER STAPLES		155,483,629

ENERGY - 11.3%
Energy Equipment & Services - 0.6%
Baker Hughes, Inc.	55,200	3,008,952
Schlumberger Ltd.	139,500	9,184,680
		12,193,632
Oil, Gas & Consumable Fuels - 10.7%
Anadarko Petroleum Corp.	215,100	9,752,634
Apache Corp.	398,805	19,114,724
Chevron Corp.	507,500	52,947,475
ConocoPhillips Co.	982,700	43,199,492
Exxon Mobil Corp.	40,600	3,277,638
Imperial Oil Ltd.	429,200	12,510,611
Kinder Morgan, Inc.	1,177,200	22,555,152
Phillips 66 Co.	28,200	2,331,858
Suncor Energy, Inc.	1,245,300	36,385,269
The Williams Companies, Inc.	1,153,900	34,940,092
		237,014,945

TOTAL ENERGY		249,208,577

FINANCIALS - 22.4%
Banks - 17.2%
Bank of America Corp. (a)	3,727,000	90,417,020
Citigroup, Inc. (a)	1,265,570	84,641,322
JPMorgan Chase & Co. (a)	1,051,800	96,134,517
PNC Financial Services Group, Inc.	207,400	25,898,038
U.S. Bancorp	628,600	32,636,912
Wells Fargo & Co.	896,230	49,660,104
		379,387,913
Capital Markets - 4.7%
Charles Schwab Corp.	375,700	16,140,072
Goldman Sachs Group, Inc.	79,900	17,729,810
Morgan Stanley	569,800	25,390,288
State Street Corp. (a)	504,700	45,286,731
		104,546,901
Insurance - 0.5%
Marsh & McLennan Companies, Inc.	133,380	10,398,305

TOTAL FINANCIALS		494,333,119

HEALTH CARE - 15.9%
Biotechnology - 4.1%
Alexion Pharmaceuticals, Inc. (b)	113,900	13,858,213
Amgen, Inc.	214,790	36,993,282
Biogen, Inc. (b)	38,100	10,338,816
Gilead Sciences, Inc.	163,010	11,537,848
Intercept Pharmaceuticals, Inc. (b)	15,400	1,864,478
Regeneron Pharmaceuticals, Inc. (b)	15,600	7,661,784
Vertex Pharmaceuticals, Inc. (b)	69,000	8,892,030
		91,146,451
Health Care Equipment & Supplies - 1.6%
Becton, Dickinson & Co.	8,900	1,736,479
Boston Scientific Corp. (b)	358,500	9,937,620
Medtronic PLC	269,713	23,937,029
		35,611,128
Health Care Providers & Services - 3.4%
Aetna, Inc.	14,900	2,262,267
Anthem, Inc.	71,900	13,526,547
Cardinal Health, Inc.	25,900	2,018,128
Cigna Corp.	68,900	11,533,171
Express Scripts Holding Co. (b)	94,362	6,024,070
Humana, Inc.	39,800	9,576,676
McKesson Corp.	108,800	17,901,952
UnitedHealth Group, Inc.	59,200	10,976,864
		73,819,675
Pharmaceuticals - 6.8%
Allergan PLC	37,000	8,994,330
AstraZeneca PLC sponsored ADR	143,400	4,888,506
Bayer AG	13,900	1,801,582
Bristol-Myers Squibb Co.	278,250	15,504,090
GlaxoSmithKline PLC sponsored ADR	866,700	37,372,104
Johnson & Johnson	416,800	55,138,472
Novartis AG sponsored ADR	46,200	3,856,314
Sanofi SA	75,337	7,218,790
Teva Pharmaceutical Industries Ltd. sponsored ADR	465,000	15,447,300
		150,221,488

TOTAL HEALTH CARE		350,798,742

INDUSTRIALS - 9.6%
Aerospace & Defense - 2.6%
General Dynamics Corp.	17,600	3,486,560
The Boeing Co. (a)	99,000	19,577,250
United Technologies Corp.	282,600	34,508,286
		57,572,096
Air Freight & Logistics - 1.6%
FedEx Corp.	49,900	10,844,767
United Parcel Service, Inc. Class B	227,100	25,114,989
		35,959,756
Industrial Conglomerates - 2.8%
General Electric Co. (a)	2,309,500	62,379,595
Road & Rail - 2.6%
CSX Corp. (a)	398,500	21,742,160
Norfolk Southern Corp.	106,200	12,924,540
Union Pacific Corp.	202,290	22,031,404
		56,698,104

TOTAL INDUSTRIALS		212,609,551

INFORMATION TECHNOLOGY - 21.2%
Communications Equipment - 1.7%
Cisco Systems, Inc. (a)	1,232,200	38,567,860
Internet Software & Services - 4.9%
Alphabet, Inc.:
Class A (b)	51,750	48,110,940
Class C (b)	48,326	43,915,286
Facebook, Inc. Class A (b)	112,300	16,955,054
		108,981,280
IT Services - 3.6%
Accenture PLC Class A	34,800	4,304,064
Cognizant Technology Solutions Corp. Class A	131,200	8,711,680
MasterCard, Inc. Class A	192,500	23,379,125
PayPal Holdings, Inc. (b)	124,800	6,698,016
Visa, Inc. Class A	384,700	36,077,166
		79,170,051
Semiconductors & Semiconductor Equipment - 1.8%
Qualcomm, Inc.	716,100	39,543,042
Software - 5.4%
Adobe Systems, Inc. (b)	94,500	13,366,080
Microsoft Corp.	1,272,900	87,740,997
Oracle Corp.	314,100	15,748,974
Salesforce.com, Inc. (b)	20,600	1,783,960
		118,640,011
Technology Hardware, Storage & Peripherals - 3.8%
Apple, Inc. (a)	576,807	83,071,744

TOTAL INFORMATION TECHNOLOGY		467,973,988

MATERIALS - 2.2%
Chemicals - 2.2%
E.I. du Pont de Nemours & Co.	141,500	11,420,465
LyondellBasell Industries NV Class A	149,900	12,650,061
Monsanto Co.	176,010	20,832,544
PPG Industries, Inc.	24,100	2,650,036
		47,553,106
REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.4%
American Tower Corp.	33,800	4,472,416
Crown Castle International Corp.	26,000	2,604,680
Public Storage	13,900	2,898,567
		9,975,663
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.3%
Verizon Communications, Inc.	636,725	28,436,139
UTILITIES - 0.7%
Electric Utilities - 0.7%
Exelon Corp.	451,000	16,267,570
TOTAL COMMON STOCKS
(Cost $1,436,944,539)		2,197,614,553

Convertible Preferred Stocks - 0.1%
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Becton, Dickinson & Co. Series A 6.125%
(Cost $2,210,000)	44,200	2,412,878

Other - 0.3%
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Utica Shale Drilling Program (non-operating revenue interest) (c)(d)
(Cost $6,161,494)	6,161,494	6,161,494

Money Market Funds - 0.4%
Fidelity Cash Central Fund, 1.10% (e)
(Cost $7,755,912)	7,754,361	7,755,912
TOTAL INVESTMENT PORTFOLIO - 100.3%
(Cost $1,453,071,945)		2,213,944,837
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(5,560,093)
NET ASSETS - 100%		$2,208,384,744

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options
Apple, Inc.	7/21/17 - $155.00	322	$34,230	$(6,440)
Apple, Inc.	8/18/17 - $165.00	270	55,619	(8,775)
Bank of America Corp.	8/18/17 - $26.00	3,665	62,304	(89,793)
Cisco Systems, Inc.	10/20/17 - $33.00	1,234	70,285	(60,466)
Citigroup, Inc.	8/18/17 - $65.00	1,833	253,534	(541,651)
Citigroup, Inc.	10/20/17 - $67.50	588	113,775	(155,526)
Costco Wholesale Corp.	10/20/17 - $178.00	108	49,355	(13,230)
CSX Corp.	7/21/17 - $52.50	595	91,628	(174,930)
General Electric Co.	9/15/17 - $31.00	3,423	80,439	(13,692)
JPMorgan Chase & Co.	8/18/17 - $90.00	1,017	96,633	(292,896)
State Street Corp.	8/18/17 - $85.00	756	103,683	(461,160)
The Boeing Co.	7/21/17 - $185.00	217	106,762	(296,748)
TOTAL WRITTEN OPTIONS			$1,118,247	$(2,115,307)

Legend

 (a) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $72,060,572.

 (b) Non-income producing

 (c) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,161,494 or 0.3% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 11/4/16	$6,161,494

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$246,800
Fidelity Securities Lending Cash Central Fund	53,046
Total	$299,846

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$164,974,469	$164,974,469	$--	$--
Consumer Staples	155,483,629	155,483,629	--	--
Energy	249,208,577	249,208,577	--	--
Financials	494,333,119	494,333,119	--	--
Health Care	353,211,620	341,778,370	11,433,250	--
Industrials	212,609,551	212,609,551	--	--
Information Technology	467,973,988	467,973,988	--	--
Materials	47,553,106	47,553,106	--	--
Real Estate	9,975,663	9,975,663	--	--
Telecommunication Services	28,436,139	28,436,139	--	--
Utilities	16,267,570	16,267,570	--	--
Other	6,161,494	--	--	6,161,494
Money Market Funds	7,755,912	7,755,912	--	--
Total Investments in Securities:	$2,213,944,837	$2,196,350,093	$11,433,250	$6,161,494
Derivative Instruments:
Liabilities
Written Options	$(2,115,307)	$(2,115,307)	$--	$--
Total Liabilities	$(2,115,307)	$(2,115,307)	$--	$--
Total Derivative Instruments:	$(2,115,307)	$(2,115,307)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options(a)	$0	$(2,115,307)
Total Equity Risk	0	(2,115,307)
Total Value of Derivatives	$0	$(2,115,307)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,445,316,033)	$2,206,188,925
Fidelity Central Funds (cost $7,755,912)	7,755,912
Total Investments (cost $1,453,071,945)		$2,213,944,837
Cash		16,850
Restricted cash		98,238
Receivable for investments sold		14,531,064
Receivable for fund shares sold		843,617
Dividends receivable		2,313,840
Distributions receivable from Fidelity Central Funds		18,973
Other receivables		16,000
Total assets		2,231,783,419
Liabilities
Payable for investments purchased	$2,626,900
Payable for fund shares redeemed	17,330,296
Accrued management fee	825,184
Distribution and service plan fees payable	52,947
Written options, at value (premium received $1,118,247)	2,115,307
Other affiliated payables	396,323
Other payables and accrued expenses	51,718
Total liabilities		23,398,675
Net Assets		$2,208,384,744
Net Assets consist of:
Paid in capital		$1,195,457,231
Undistributed net investment income		17,400,130
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		235,655,029
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		759,872,354
Net Assets		$2,208,384,744
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($60,361,627 ÷ 3,277,461 shares)		$18.42
Maximum offering price per share (100/94.25 of $18.42)		$19.54
Class M:
Net Asset Value and redemption price per share ($28,248,352 ÷ 1,535,883 shares)		$18.39
Maximum offering price per share (100/96.50 of $18.39)		$19.06
Class C:
Net Asset Value and offering price per share ($34,204,624 ÷ 1,886,315 shares)(a)		$18.13
Mega Cap Stock:
Net Asset Value, offering price and redemption price per share ($1,613,373,623 ÷ 86,852,539 shares)		$18.58
Class I:
Net Asset Value, offering price and redemption price per share ($153,621,878 ÷ 8,261,142 shares)		$18.60
Class Z:
Net Asset Value, offering price and redemption price per share ($318,574,640 ÷ 17,188,962 shares)		$18.53

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended June 30, 2017
Investment Income
Dividends		$71,044,454
Income from Fidelity Central Funds		299,846
Total income		71,344,300
Expenses
Management fee	$14,258,154
Transfer agent fees	6,119,133
Distribution and service plan fees	638,157
Accounting and security lending fees	926,907
Custodian fees and expenses	64,133
Independent trustees' fees and expenses	13,474
Registration fees	155,270
Audit	51,970
Legal	14,615
Interest	10,019
Miscellaneous	30,854
Total expenses before reductions	22,282,686
Expense reductions	(34,591)	22,248,095
Net investment income (loss)		49,096,205
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	337,130,182
Fidelity Central Funds	8,722
Foreign currency transactions	(18,071)
Written options	3,151,745
Total net realized gain (loss)		340,272,578
Change in net unrealized appreciation (depreciation) on: Investment securities	238,325,047
Assets and liabilities in foreign currencies	13,469
Written options	(1,314,943)
Total change in net unrealized appreciation (depreciation)		237,023,573
Net gain (loss)		577,296,151
Net increase (decrease) in net assets resulting from operations		$626,392,356

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$49,096,205	$58,143,372
Net realized gain (loss)	340,272,578	13,718,399
Change in net unrealized appreciation (depreciation)	237,023,573	(159,153,365)
Net increase (decrease) in net assets resulting from operations	626,392,356	(87,291,594)
Distributions to shareholders from net investment income	(52,216,198)	(52,372,529)
Distributions to shareholders from net realized gain	(17,291,428)	(87,099,408)
Total distributions	(69,507,626)	(139,471,937)
Share transactions - net increase (decrease)	(1,685,570,408)	(102,232,897)
Total increase (decrease) in net assets	(1,128,685,678)	(328,996,428)
Net Assets
Beginning of period	3,337,070,422	3,666,066,850
End of period	$2,208,384,744	$3,337,070,422
Other Information
Undistributed net investment income end of period	$17,400,130	$25,156,900

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mega Cap Stock Fund Class A

Years ended June 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.56	$16.56	$16.32	$13.51	$11.05
Income from Investment Operations
Net investment income (loss)A	.22	.23	.18	.18	.17
Net realized and unrealized gain (loss)	2.94	(.65)	.71	3.00	2.43
Total from investment operations	3.16	(.42)	.89	3.18	2.60
Distributions from net investment income	(.22)	(.18)	(.17)	(.16)	(.14)
Distributions from net realized gain	(.09)	(.40)	(.47)	(.21)	–
Total distributions	(.30)B	(.58)	(.65)C	(.37)	(.14)
Net asset value, end of period	$18.42	$15.56	$16.56	$16.32	$13.51
Total ReturnD,E	20.49%	(2.56)%	5.69%	23.88%	23.78%
Ratios to Average Net AssetsF,G
Expenses before reductions	.94%	.95%	1.05%	.96%	.98%
Expenses net of fee waivers, if any	.94%	.95%	1.05%	.96%	.98%
Expenses net of all reductions	.94%	.95%	1.05%	.96%	.98%
Net investment income (loss)	1.30%	1.46%	1.10%	1.19%	1.37%
Supplemental Data
Net assets, end of period (000 omitted)	$60,362	$68,801	$117,385	$77,335	$20,336
Portfolio turnover rateH	25%	25%	22%I	28%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.30 per share is comprised of distributions from net investment income of $.218 and distributions from net realized gain of $.085 per share.

 C Total distributions of $.65 per share is comprised of distributions from net investment income of $.174 and distributions from net realized gain of $.474 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mega Cap Stock Fund Class M

Years ended June 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.54	$16.57	$16.31	$13.51	$11.05
Income from Investment Operations
Net investment income (loss)A	.18	.19	.16	.14	.14
Net realized and unrealized gain (loss)	2.93	(.65)	.70	3.00	2.43
Total from investment operations	3.11	(.46)	.86	3.14	2.57
Distributions from net investment income	(.18)	(.16)	(.13)	(.13)	(.11)
Distributions from net realized gain	(.09)	(.40)	(.47)	(.21)	–
Total distributions	(.26)B	(.57)C	(.60)	(.34)	(.11)
Net asset value, end of period	$18.39	$15.54	$16.57	$16.31	$13.51
Total ReturnD,E	20.17%	(2.83)%	5.53%	23.54%	23.44%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.20%	1.21%	1.21%	1.22%	1.26%
Expenses net of fee waivers, if any	1.20%	1.21%	1.20%	1.22%	1.26%
Expenses net of all reductions	1.20%	1.20%	1.20%	1.22%	1.26%
Net investment income (loss)	1.04%	1.21%	.95%	.92%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$28,248	$26,145	$23,231	$15,728	$8,377
Portfolio turnover rateH	25%	25%	22%I	28%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.26 per share is comprised of distributions from net investment income of $.178 and distributions from net realized gain of $.085 per share.

 C Total distributions of $.57 per share is comprised of distributions from net investment income of $.164 and distributions from net realized gain of $.404 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mega Cap Stock Fund Class C

Years ended June 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.32	$16.35	$16.12	$13.38	$10.93
Income from Investment Operations
Net investment income (loss)A	.09	.11	.07	.06	.07
Net realized and unrealized gain (loss)	2.90	(.64)	.71	2.97	2.42
Total from investment operations	2.99	(.53)	.78	3.03	2.49
Distributions from net investment income	(.09)	(.09)	(.08)	(.08)	(.04)
Distributions from net realized gain	(.09)	(.40)	(.47)	(.21)	–
Total distributions	(.18)	(.50)B	(.55)	(.29)	(.04)
Net asset value, end of period	$18.13	$15.32	$16.35	$16.12	$13.38
Total ReturnC,D	19.59%	(3.32)%	5.05%	22.90%	22.83%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.69%	1.70%	1.70%	1.71%	1.75%
Expenses net of fee waivers, if any	1.69%	1.70%	1.70%	1.71%	1.75%
Expenses net of all reductions	1.69%	1.69%	1.70%	1.71%	1.75%
Net investment income (loss)	.55%	.72%	.45%	.43%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$34,205	$31,605	$34,790	$16,600	$7,938
Portfolio turnover rateG	25%	25%	22%H	28%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.50 per share is comprised of distributions from net investment income of $.091 and distributions from net realized gain of $.404 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mega Cap Stock Fund

Years ended June 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.68	$16.72	$16.44	$13.60	$11.11
Income from Investment Operations
Net investment income (loss)A	.27	.27	.24	.22	.20
Net realized and unrealized gain (loss)	2.97	(.66)	.72	3.02	2.46
Total from investment operations	3.24	(.39)	.96	3.24	2.66
Distributions from net investment income	(.26)	(.25)	(.21)	(.19)	(.17)
Distributions from net realized gain	(.09)	(.40)	(.47)	(.21)	–
Total distributions	(.34)B	(.65)	(.68)	(.40)	(.17)
Net asset value, end of period	$18.58	$15.68	$16.72	$16.44	$13.60
Total ReturnC	20.87%	(2.36)%	6.13%	24.18%	24.17%
Ratios to Average Net AssetsD,E
Expenses before reductions	.68%	.69%	.67%	.68%	.70%
Expenses net of fee waivers, if any	.68%	.69%	.67%	.68%	.70%
Expenses net of all reductions	.68%	.68%	.67%	.68%	.70%
Net investment income (loss)	1.56%	1.73%	1.48%	1.47%	1.64%
Supplemental Data
Net assets, end of period (000 omitted)	$1,613,374	$3,059,691	$3,300,700	$2,860,197	$2,214,592
Portfolio turnover rateF	25%	25%	22%G	28%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.34 per share is comprised of distributions from net investment income of $.258 and distributions from net realized gain of $.085 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mega Cap Stock Fund Class I

Years ended June 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.70	$16.73	$16.39	$13.55	$11.08
Income from Investment Operations
Net investment income (loss)A	.27	.27	.24	.22	.20
Net realized and unrealized gain (loss)	2.97	(.65)	.72	3.02	2.44
Total from investment operations	3.24	(.38)	.96	3.24	2.64
Distributions from net investment income	(.26)	(.24)	(.15)	(.18)	(.17)
Distributions from net realized gain	(.09)	(.40)	(.47)	(.21)	–
Total distributions	(.34)B	(.65)C	(.62)	(.40)D	(.17)
Net asset value, end of period	$18.60	$15.70	$16.73	$16.39	$13.55
Total ReturnE	20.84%	(2.31)%	6.11%	24.23%	24.06%
Ratios to Average Net AssetsF,G
Expenses before reductions	.67%	.68%	.69%	.71%	.74%
Expenses net of fee waivers, if any	.67%	.68%	.68%	.71%	.74%
Expenses net of all reductions	.67%	.68%	.68%	.71%	.74%
Net investment income (loss)	1.57%	1.73%	1.47%	1.43%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$153,622	$148,414	$186,637	$674,416	$312,814
Portfolio turnover rateH	25%	25%	22%I	28%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.34 per share is comprised of distributions from net investment income of $.257 and distributions from net realized gain of $.085 per share.

 C Total distributions of $.65 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $.404 per share.

 D Total distributions of $.40 per share is comprised of distributions from net investment income of $.182 and distributions from net realized gain of $.213 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mega Cap Stock Fund Class Z

Years ended June 30,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$15.65	$16.69	$16.40	$14.31
Income from Investment Operations
Net investment income (loss)B	.31	.29	.27	.21
Net realized and unrealized gain (loss)	2.94	(.66)	.72	2.20
Total from investment operations	3.25	(.37)	.99	2.41
Distributions from net investment income	(.28)	(.27)	(.23)	(.10)
Distributions from net realized gain	(.09)	(.40)	(.47)	(.21)
Total distributions	(.37)	(.67)	(.70)	(.32)C
Net asset value, end of period	$18.53	$15.65	$16.69	$16.40
Total ReturnD,E	20.96%	(2.21)%	6.33%	17.06%
Ratios to Average Net AssetsF,G
Expenses before reductions	.53%	.54%	.54%	.54%H
Expenses net of fee waivers, if any	.53%	.54%	.54%	.54%H
Expenses net of all reductions	.53%	.53%	.54%	.54%H
Net investment income (loss)	1.71%	1.88%	1.61%	1.59%H
Supplemental Data
Net assets, end of period (000 omitted)	$318,575	$2,414	$2,449	$117
Portfolio turnover rateI	25%	25%	22%J	28%

 A For the period August 13, 2013 (commencement of sale of shares) to June 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.32 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $.213 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended June 30, 2017

1. Organization.

Fidelity Mega Cap Stock Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Mega Cap Stock, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period July 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$787,011,249
Gross unrealized depreciation	(31,987,846)
Net unrealized appreciation (depreciation) on securities	$755,023,403
Tax Cost	$1,458,921,434

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,579,158
Undistributed long-term capital gain	$241,325,491
Net unrealized appreciation (depreciation) on securities and other investments	$754,022,865

The tax character of distributions paid was as follows:

	June 30, 2017	June 30, 2016
Ordinary Income	$52,216,198	$ 54,079,879
Long-term Capital Gains	17,291,428	85,392,058
Total	$69,507,626	$ 139,471,937

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $6,259,732 in this Subsidiary, representing .28% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

During the period, the Fund recognized net realized gain (loss) of $3,151,745 and a change in net unrealized appreciation (depreciation) of $(1,314,943) related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund's written options activity:

	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	10,200	$772,283
Options Opened	118,890	8,766,463
Options Exercised	(39,337)	(3,259,914)
Options Closed	(41,285)	(2,911,126)
Options Expired	(34,440)	(2,249,459)
Outstanding at end of period	14,028	$1,118,247

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $787,832,349 and $2,486,975,763, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$166,268	$1,515
Class M	.25%	.25%	139,758	–
Class C	.75%	.25%	332,131	37,424
			$638,157	$38,939

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$34,724
Class M	4,325
Class C(a)	2,462
$41,511

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$132,456.20
Class M	58,664.21
Class C	67,862.20
Mega Cap Stock	5,531,834.20
Class I	282,771.19
Class Z	45,546.05
	$6,119,133

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $25,444 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$21,701,185.62%		$10,019

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,535.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $11,678 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $53,046. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $5,728 for the period. In addition, through arrangements with the Fund's custodian credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expense. During the period, these credits reduced the Fund's custody expenses by $203.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $28,660.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended June 30, 2017	Year ended June 30, 2016
From net investment income
Class A	$899,180	$1,080,757
Class M	291,257	237,487
Class B	–	2,701
Class C	185,391	200,810
Mega Cap Stock	48,569,058	48,178,641
Class I	2,230,910	2,632,093
Class Z	40,402	40,040
Total	$52,216,198	$52,372,529
From net realized gain
Class A	$344,305	$2,557,147
Class M	137,941	579,808
Class B	–	19,784
Class C	163,362	882,477
Mega Cap Stock	15,922,546	78,620,158
Class I	711,666	4,380,245
Class Z	11,608	59,789
Total	$17,291,428	$87,099,408

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016
Class A
Shares sold	1,038,892	2,249,513	$18,074,597	$35,033,810
Reinvestment of distributions	70,692	222,669	1,204,625	3,545,701
Shares redeemed	(2,254,920)	(5,136,376)	(39,387,612)	(81,329,239)
Net increase (decrease)	(1,145,336)	(2,664,194)	$(20,108,390)	$(42,749,728)
Class M
Shares sold	351,517	686,666	$6,011,579	$10,511,335
Reinvestment of distributions	24,971	51,253	425,997	811,536
Shares redeemed	(523,179)	(457,036)	(8,962,447)	(6,981,965)
Net increase (decrease)	(146,691)	280,883	$(2,524,871)	$4,340,906
Class B
Shares sold	–	5,282	$–	$81,885
Reinvestment of distributions	–	1,413	–	22,443
Shares redeemed	–	(59,664)	–	(913,434)
Net increase (decrease)	–	(52,969)	$–	$(809,106)
Class C
Shares sold	321,807	670,666	$5,527,295	$10,277,856
Reinvestment of distributions	20,217	68,302	342,413	1,069,779
Shares redeemed	(518,468)	(803,589)	(8,770,183)	(12,024,954)
Net increase (decrease)	(176,444)	(64,621)	$(2,900,475)	$(677,319)
Mega Cap Stock
Shares sold	37,223,324	73,675,851	$643,884,050	$1,142,159,263
Reinvestment of distributions	3,517,132	7,313,288	60,338,870	116,494,236
Shares redeemed	(148,979,826)	(83,289,947)	(2,654,363,774)	(1,294,330,166)
Net increase (decrease)	(108,239,370)	(2,300,808)	$(1,950,140,854)	$(35,676,667)
Class I
Shares sold	1,883,800	2,012,535	$33,590,247	$31,112,150
Reinvestment of distributions	170,239	417,290	2,921,152	6,659,834
Shares redeemed	(3,246,889)	(4,128,858)	(56,705,836)	(64,549,339)
Net increase (decrease)	(1,192,850)	(1,699,033)	$(20,194,437)	$(26,777,355)
Class Z
Shares sold	17,352,586	14,166	$316,033,855	$216,431
Reinvestment of distributions	3,045	6,283	52,010	99,829
Shares redeemed	(320,945)	(12,944)	(5,787,246)	(199,888)
Net increase (decrease)	17,034,686	7,505	$310,298,619	$116,372

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and Shareholders of Fidelity Mega Cap Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mega Cap Stock Fund (a fund of Fidelity Hastings Street Trust) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Mega Cap Stock Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 189 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2017 to June 30, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period-B January 1, 2017 to June 30, 2017
Class A	.94%
Actual		$1,000.00	$1,066.60	$4.82
Hypothetical-C		$1,000.00	$1,020.13	$4.71
Class M	1.20%
Actual		$1,000.00	$1,064.90	$6.14
Hypothetical-C		$1,000.00	$1,018.84	$6.01
Class C	1.69%
Actual		$1,000.00	$1,062.10	$8.64
Hypothetical-C		$1,000.00	$1,016.41	$8.45
Mega Cap Stock	.69%
Actual		$1,000.00	$1,067.80	$3.54
Hypothetical-C		$1,000.00	$1,021.37	$3.46
Class I	.67%
Actual		$1,000.00	$1,067.70	$3.43
Hypothetical-C		$1,000.00	$1,021.47	$3.36
Class Z	.53%
Actual		$1,000.00	$1,068.00	$2.72
Hypothetical-C		$1,000.00	$1,022.17	$2.66

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Mega Cap Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Mega Cap Stock Fund
Class A	08/14/17	08/11/17	$0.138	$2.096
Class M	08/14/17	08/11/17	$0.115	$2.096
Class C	08/14/17	08/11/17	$0.071	$2.096
Mega Cap Stock	08/14/17	08/11/17	$0.152	$2.096
Class I	08/14/17	08/11/17	$0.165	$2.096
Class Z	08/14/17	08/11/17	$0.180	$2.096

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2017, $321,173,041, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Mega Cap Stock, Class I and Class Z designate 100% of the dividends distributed in August and December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Mega Cap Stock, Class I and Class Z designate 100% of the dividends distributed in August and December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

GII-ANN-0817
1.723705.118

Fidelity Advisor® Mega Cap Stock Fund -

Class A, Class M (formerly Class T), Class C, Class I and Class Z

Annual Report

June 30, 2017

Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® Mega Cap Stock Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended June 30, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	13.56%	12.39%	6.21%
Class M (incl. 3.50% sales charge)	15.96%	12.64%	6.20%
Class C (incl. contingent deferred sales charge)	18.59%	12.89%	6.10%
Class I	20.84%	14.06%	7.13%
Class Z	20.96%	14.18%	7.18%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 5, 2008. Returns prior to February 5, 2008, are those of Fidelity® Mega Cap Stock Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to February 5, 2008, would have been lower.

 Class M shares bear a 0.50% 12b-1 fee. The initial offering of Class M shares took place on February 5, 2008. Returns prior to February 5, 2008, are those of Fidelity® Mega Cap Stock Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to February 5, 2008, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 5, 2008. Returns prior to February 5, 2008, are those of Fidelity® Mega Cap Stock Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to February 5, 2008, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on February 5, 2008. Returns prior to February 5, 2008 are those of Fidelity® Mega Cap Stock Fund, the original class of the fund.

 The initial offering of Class Z shares took place on August 13, 2013. Returns between February 5, 2008 and August 13, 2013, are those of Class I. Returns prior to February 5, 2008, are those of Fidelity® Mega Cap Stock Fund, the original class of the fund.

 Prior to December 1, 2007, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mega Cap Stock Fund - Class A on June 30, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See previous page for additional information regarding the performance of Class A.

Period Ending Values
$18,269	Fidelity Advisor® Mega Cap Stock Fund - Class A
$20,008	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.90% for the year ending June 30, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then turned upward through June 30. Sector-wise, financials (+38%) fared best, riding an uptick in bond yields and a surge in bank shares, particularly post-election. Information technology (+34%) also did quite well, as a handful of major index constituents posted stellar returns. Industrials (+22%) and materials (+19%) were driven by a call for increased infrastructure spending and a rise in related commodity prices, respectively. Consumer discretionary (+17%) roughly index-performed, buoyed by e-commerce giants Amazon.com and Netflix. Conversely, telecommunication services (-12%) and real estate (0%) struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of additional interest rate hikes later in 2017. Energy (-4%) lagged due to low oil prices.

Comments from Portfolio Manager Matthew Fruhan:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 20 to 21%, outpacing the 18.65% advance of the mega-cap proxy Russell Top 200® Index, as well as the S&P 500®. The fund’s strong outperformance of the Russell mega-cap index was due to favorable stock picking and a helpful overweight in the market-leading banking industry within the financials sector. I’ve emphasized banks in the fund for some time, and I’m pleased my patience and willingness to be contrarian here was rewarded this period. In financials, Bank of America, JPMorgan Chase and Citigroup – all among the fund’s largest holdings and top contributors – led the way. Elsewhere, security selection in energy was helpful, although the positive impact was essentially offset by a sizable overweight in the lagging sector. Here, the fund benefited from my decision to largely avoid Exxon Mobil, a large index component whose shares returned about -11%. As the valuation fell, I added a small stake in Exxon Mobil. Conversely, detractors included stock picking in consumer discretionary and health care – especially a poor-performing non-benchmark position in drug maker Teva Pharmaceutical Industries – and an allocation to underperforming industrial conglomerate General Electric. Lastly, the fund’s cash position in a rising market detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.(a)	4.4	4.9
Bank of America Corp.(a)	4.1	4.6
Microsoft Corp.	4.0	3.7
Citigroup, Inc.(a)	3.8	3.7
Apple, Inc.(a)	3.8	4.0
General Electric Co.(a)	2.8	3.2
Johnson & Johnson	2.5	2.2
Chevron Corp.	2.4	2.7
Wells Fargo & Co.	2.2	2.0
Comcast Corp. Class A	2.2	2.1
	32.2

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of June 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.4	23.3
Information Technology	21.2	20.6
Health Care	16.0	13.0
Energy	11.6	12.7
Industrials	9.6	9.7

Asset Allocation (% of fund's net assets)

As of June 30, 2017*,**
Stocks	99.5%
Convertible Securities	0.1%
Other Investments	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 8.3%

 ** Written options - (0.1)%

As of December 31, 2016*,**
Stocks	99.5%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments - 8.3%

 ** Written options - (0.5)%

Investments June 30, 2017

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 7.5%
Automobiles - 0.3%
General Motors Co.	220,800	$7,712,544
Hotels, Restaurants & Leisure - 0.1%
Las Vegas Sands Corp.	30,600	1,955,034
Media - 5.0%
Comcast Corp. Class A	1,239,900	48,256,908
The Walt Disney Co.	242,900	25,808,125
Time Warner, Inc.	283,700	28,486,317
Viacom, Inc. Class B (non-vtg.)	207,000	6,948,990
		109,500,340
Multiline Retail - 0.6%
Target Corp.	245,300	12,826,737
Specialty Retail - 1.5%
Lowe's Companies, Inc.	360,500	27,949,565
TJX Companies, Inc.	69,700	5,030,249
		32,979,814

TOTAL CONSUMER DISCRETIONARY		164,974,469

CONSUMER STAPLES - 7.0%
Beverages - 2.4%
PepsiCo, Inc.	147,605	17,046,901
The Coca-Cola Co.	807,400	36,211,890
		53,258,791
Food & Staples Retailing - 1.6%
Costco Wholesale Corp. (a)	24,200	3,870,306
CVS Health Corp.	239,400	19,262,124
Kroger Co.	232,100	5,412,572
Wal-Mart Stores, Inc.	108,400	8,203,712
		36,748,714
Household Products - 2.1%
Procter & Gamble Co.	529,200	46,119,780
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	16,000	1,535,680
Unilever NV (NY Reg.)	92,700	5,123,529
		6,659,209
Tobacco - 0.6%
Altria Group, Inc.	170,500	12,697,135

TOTAL CONSUMER STAPLES		155,483,629

ENERGY - 11.3%
Energy Equipment & Services - 0.6%
Baker Hughes, Inc.	55,200	3,008,952
Schlumberger Ltd.	139,500	9,184,680
		12,193,632
Oil, Gas & Consumable Fuels - 10.7%
Anadarko Petroleum Corp.	215,100	9,752,634
Apache Corp.	398,805	19,114,724
Chevron Corp.	507,500	52,947,475
ConocoPhillips Co.	982,700	43,199,492
Exxon Mobil Corp.	40,600	3,277,638
Imperial Oil Ltd.	429,200	12,510,611
Kinder Morgan, Inc.	1,177,200	22,555,152
Phillips 66 Co.	28,200	2,331,858
Suncor Energy, Inc.	1,245,300	36,385,269
The Williams Companies, Inc.	1,153,900	34,940,092
		237,014,945

TOTAL ENERGY		249,208,577

FINANCIALS - 22.4%
Banks - 17.2%
Bank of America Corp. (a)	3,727,000	90,417,020
Citigroup, Inc. (a)	1,265,570	84,641,322
JPMorgan Chase & Co. (a)	1,051,800	96,134,517
PNC Financial Services Group, Inc.	207,400	25,898,038
U.S. Bancorp	628,600	32,636,912
Wells Fargo & Co.	896,230	49,660,104
		379,387,913
Capital Markets - 4.7%
Charles Schwab Corp.	375,700	16,140,072
Goldman Sachs Group, Inc.	79,900	17,729,810
Morgan Stanley	569,800	25,390,288
State Street Corp. (a)	504,700	45,286,731
		104,546,901
Insurance - 0.5%
Marsh & McLennan Companies, Inc.	133,380	10,398,305

TOTAL FINANCIALS		494,333,119

HEALTH CARE - 15.9%
Biotechnology - 4.1%
Alexion Pharmaceuticals, Inc. (b)	113,900	13,858,213
Amgen, Inc.	214,790	36,993,282
Biogen, Inc. (b)	38,100	10,338,816
Gilead Sciences, Inc.	163,010	11,537,848
Intercept Pharmaceuticals, Inc. (b)	15,400	1,864,478
Regeneron Pharmaceuticals, Inc. (b)	15,600	7,661,784
Vertex Pharmaceuticals, Inc. (b)	69,000	8,892,030
		91,146,451
Health Care Equipment & Supplies - 1.6%
Becton, Dickinson & Co.	8,900	1,736,479
Boston Scientific Corp. (b)	358,500	9,937,620
Medtronic PLC	269,713	23,937,029
		35,611,128
Health Care Providers & Services - 3.4%
Aetna, Inc.	14,900	2,262,267
Anthem, Inc.	71,900	13,526,547
Cardinal Health, Inc.	25,900	2,018,128
Cigna Corp.	68,900	11,533,171
Express Scripts Holding Co. (b)	94,362	6,024,070
Humana, Inc.	39,800	9,576,676
McKesson Corp.	108,800	17,901,952
UnitedHealth Group, Inc.	59,200	10,976,864
		73,819,675
Pharmaceuticals - 6.8%
Allergan PLC	37,000	8,994,330
AstraZeneca PLC sponsored ADR	143,400	4,888,506
Bayer AG	13,900	1,801,582
Bristol-Myers Squibb Co.	278,250	15,504,090
GlaxoSmithKline PLC sponsored ADR	866,700	37,372,104
Johnson & Johnson	416,800	55,138,472
Novartis AG sponsored ADR	46,200	3,856,314
Sanofi SA	75,337	7,218,790
Teva Pharmaceutical Industries Ltd. sponsored ADR	465,000	15,447,300
		150,221,488

TOTAL HEALTH CARE		350,798,742

INDUSTRIALS - 9.6%
Aerospace & Defense - 2.6%
General Dynamics Corp.	17,600	3,486,560
The Boeing Co. (a)	99,000	19,577,250
United Technologies Corp.	282,600	34,508,286
		57,572,096
Air Freight & Logistics - 1.6%
FedEx Corp.	49,900	10,844,767
United Parcel Service, Inc. Class B	227,100	25,114,989
		35,959,756
Industrial Conglomerates - 2.8%
General Electric Co. (a)	2,309,500	62,379,595
Road & Rail - 2.6%
CSX Corp. (a)	398,500	21,742,160
Norfolk Southern Corp.	106,200	12,924,540
Union Pacific Corp.	202,290	22,031,404
		56,698,104

TOTAL INDUSTRIALS		212,609,551

INFORMATION TECHNOLOGY - 21.2%
Communications Equipment - 1.7%
Cisco Systems, Inc. (a)	1,232,200	38,567,860
Internet Software & Services - 4.9%
Alphabet, Inc.:
Class A (b)	51,750	48,110,940
Class C (b)	48,326	43,915,286
Facebook, Inc. Class A (b)	112,300	16,955,054
		108,981,280
IT Services - 3.6%
Accenture PLC Class A	34,800	4,304,064
Cognizant Technology Solutions Corp. Class A	131,200	8,711,680
MasterCard, Inc. Class A	192,500	23,379,125
PayPal Holdings, Inc. (b)	124,800	6,698,016
Visa, Inc. Class A	384,700	36,077,166
		79,170,051
Semiconductors & Semiconductor Equipment - 1.8%
Qualcomm, Inc.	716,100	39,543,042
Software - 5.4%
Adobe Systems, Inc. (b)	94,500	13,366,080
Microsoft Corp.	1,272,900	87,740,997
Oracle Corp.	314,100	15,748,974
Salesforce.com, Inc. (b)	20,600	1,783,960
		118,640,011
Technology Hardware, Storage & Peripherals - 3.8%
Apple, Inc. (a)	576,807	83,071,744

TOTAL INFORMATION TECHNOLOGY		467,973,988

MATERIALS - 2.2%
Chemicals - 2.2%
E.I. du Pont de Nemours & Co.	141,500	11,420,465
LyondellBasell Industries NV Class A	149,900	12,650,061
Monsanto Co.	176,010	20,832,544
PPG Industries, Inc.	24,100	2,650,036
		47,553,106
REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.4%
American Tower Corp.	33,800	4,472,416
Crown Castle International Corp.	26,000	2,604,680
Public Storage	13,900	2,898,567
		9,975,663
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.3%
Verizon Communications, Inc.	636,725	28,436,139
UTILITIES - 0.7%
Electric Utilities - 0.7%
Exelon Corp.	451,000	16,267,570
TOTAL COMMON STOCKS
(Cost $1,436,944,539)		2,197,614,553

Convertible Preferred Stocks - 0.1%
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Becton, Dickinson & Co. Series A 6.125%
(Cost $2,210,000)	44,200	2,412,878

Other - 0.3%
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Utica Shale Drilling Program (non-operating revenue interest) (c)(d)
(Cost $6,161,494)	6,161,494	6,161,494

Money Market Funds - 0.4%
Fidelity Cash Central Fund, 1.10% (e)
(Cost $7,755,912)	7,754,361	7,755,912
TOTAL INVESTMENT PORTFOLIO - 100.3%
(Cost $1,453,071,945)		2,213,944,837
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(5,560,093)
NET ASSETS - 100%		$2,208,384,744

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options
Apple, Inc.	7/21/17 - $155.00	322	$34,230	$(6,440)
Apple, Inc.	8/18/17 - $165.00	270	55,619	(8,775)
Bank of America Corp.	8/18/17 - $26.00	3,665	62,304	(89,793)
Cisco Systems, Inc.	10/20/17 - $33.00	1,234	70,285	(60,466)
Citigroup, Inc.	8/18/17 - $65.00	1,833	253,534	(541,651)
Citigroup, Inc.	10/20/17 - $67.50	588	113,775	(155,526)
Costco Wholesale Corp.	10/20/17 - $178.00	108	49,355	(13,230)
CSX Corp.	7/21/17 - $52.50	595	91,628	(174,930)
General Electric Co.	9/15/17 - $31.00	3,423	80,439	(13,692)
JPMorgan Chase & Co.	8/18/17 - $90.00	1,017	96,633	(292,896)
State Street Corp.	8/18/17 - $85.00	756	103,683	(461,160)
The Boeing Co.	7/21/17 - $185.00	217	106,762	(296,748)
TOTAL WRITTEN OPTIONS			$1,118,247	$(2,115,307)

Legend

 (a) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $72,060,572.

 (b) Non-income producing

 (c) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,161,494 or 0.3% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 11/4/16	$6,161,494

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$246,800
Fidelity Securities Lending Cash Central Fund	53,046
Total	$299,846

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$164,974,469	$164,974,469	$--	$--
Consumer Staples	155,483,629	155,483,629	--	--
Energy	249,208,577	249,208,577	--	--
Financials	494,333,119	494,333,119	--	--
Health Care	353,211,620	341,778,370	11,433,250	--
Industrials	212,609,551	212,609,551	--	--
Information Technology	467,973,988	467,973,988	--	--
Materials	47,553,106	47,553,106	--	--
Real Estate	9,975,663	9,975,663	--	--
Telecommunication Services	28,436,139	28,436,139	--	--
Utilities	16,267,570	16,267,570	--	--
Other	6,161,494	--	--	6,161,494
Money Market Funds	7,755,912	7,755,912	--	--
Total Investments in Securities:	$2,213,944,837	$2,196,350,093	$11,433,250	$6,161,494
Derivative Instruments:
Liabilities
Written Options	$(2,115,307)	$(2,115,307)	$--	$--
Total Liabilities	$(2,115,307)	$(2,115,307)	$--	$--
Total Derivative Instruments:	$(2,115,307)	$(2,115,307)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options(a)	$0	$(2,115,307)
Total Equity Risk	0	(2,115,307)
Total Value of Derivatives	$0	$(2,115,307)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,445,316,033)	$2,206,188,925
Fidelity Central Funds (cost $7,755,912)	7,755,912
Total Investments (cost $1,453,071,945)		$2,213,944,837
Cash		16,850
Restricted cash		98,238
Receivable for investments sold		14,531,064
Receivable for fund shares sold		843,617
Dividends receivable		2,313,840
Distributions receivable from Fidelity Central Funds		18,973
Other receivables		16,000
Total assets		2,231,783,419
Liabilities
Payable for investments purchased	$2,626,900
Payable for fund shares redeemed	17,330,296
Accrued management fee	825,184
Distribution and service plan fees payable	52,947
Written options, at value (premium received $1,118,247)	2,115,307
Other affiliated payables	396,323
Other payables and accrued expenses	51,718
Total liabilities		23,398,675
Net Assets		$2,208,384,744
Net Assets consist of:
Paid in capital		$1,195,457,231
Undistributed net investment income		17,400,130
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		235,655,029
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		759,872,354
Net Assets		$2,208,384,744
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($60,361,627 ÷ 3,277,461 shares)		$18.42
Maximum offering price per share (100/94.25 of $18.42)		$19.54
Class M:
Net Asset Value and redemption price per share ($28,248,352 ÷ 1,535,883 shares)		$18.39
Maximum offering price per share (100/96.50 of $18.39)		$19.06
Class C:
Net Asset Value and offering price per share ($34,204,624 ÷ 1,886,315 shares)(a)		$18.13
Mega Cap Stock:
Net Asset Value, offering price and redemption price per share ($1,613,373,623 ÷ 86,852,539 shares)		$18.58
Class I:
Net Asset Value, offering price and redemption price per share ($153,621,878 ÷ 8,261,142 shares)		$18.60
Class Z:
Net Asset Value, offering price and redemption price per share ($318,574,640 ÷ 17,188,962 shares)		$18.53

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended June 30, 2017
Investment Income
Dividends		$71,044,454
Income from Fidelity Central Funds		299,846
Total income		71,344,300
Expenses
Management fee	$14,258,154
Transfer agent fees	6,119,133
Distribution and service plan fees	638,157
Accounting and security lending fees	926,907
Custodian fees and expenses	64,133
Independent trustees' fees and expenses	13,474
Registration fees	155,270
Audit	51,970
Legal	14,615
Interest	10,019
Miscellaneous	30,854
Total expenses before reductions	22,282,686
Expense reductions	(34,591)	22,248,095
Net investment income (loss)		49,096,205
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	337,130,182
Fidelity Central Funds	8,722
Foreign currency transactions	(18,071)
Written options	3,151,745
Total net realized gain (loss)		340,272,578
Change in net unrealized appreciation (depreciation) on: Investment securities	238,325,047
Assets and liabilities in foreign currencies	13,469
Written options	(1,314,943)
Total change in net unrealized appreciation (depreciation)		237,023,573
Net gain (loss)		577,296,151
Net increase (decrease) in net assets resulting from operations		$626,392,356

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$49,096,205	$58,143,372
Net realized gain (loss)	340,272,578	13,718,399
Change in net unrealized appreciation (depreciation)	237,023,573	(159,153,365)
Net increase (decrease) in net assets resulting from operations	626,392,356	(87,291,594)
Distributions to shareholders from net investment income	(52,216,198)	(52,372,529)
Distributions to shareholders from net realized gain	(17,291,428)	(87,099,408)
Total distributions	(69,507,626)	(139,471,937)
Share transactions - net increase (decrease)	(1,685,570,408)	(102,232,897)
Total increase (decrease) in net assets	(1,128,685,678)	(328,996,428)
Net Assets
Beginning of period	3,337,070,422	3,666,066,850
End of period	$2,208,384,744	$3,337,070,422
Other Information
Undistributed net investment income end of period	$17,400,130	$25,156,900

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mega Cap Stock Fund Class A

Years ended June 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.56	$16.56	$16.32	$13.51	$11.05
Income from Investment Operations
Net investment income (loss)A	.22	.23	.18	.18	.17
Net realized and unrealized gain (loss)	2.94	(.65)	.71	3.00	2.43
Total from investment operations	3.16	(.42)	.89	3.18	2.60
Distributions from net investment income	(.22)	(.18)	(.17)	(.16)	(.14)
Distributions from net realized gain	(.09)	(.40)	(.47)	(.21)	–
Total distributions	(.30)B	(.58)	(.65)C	(.37)	(.14)
Net asset value, end of period	$18.42	$15.56	$16.56	$16.32	$13.51
Total ReturnD,E	20.49%	(2.56)%	5.69%	23.88%	23.78%
Ratios to Average Net AssetsF,G
Expenses before reductions	.94%	.95%	1.05%	.96%	.98%
Expenses net of fee waivers, if any	.94%	.95%	1.05%	.96%	.98%
Expenses net of all reductions	.94%	.95%	1.05%	.96%	.98%
Net investment income (loss)	1.30%	1.46%	1.10%	1.19%	1.37%
Supplemental Data
Net assets, end of period (000 omitted)	$60,362	$68,801	$117,385	$77,335	$20,336
Portfolio turnover rateH	25%	25%	22%I	28%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.30 per share is comprised of distributions from net investment income of $.218 and distributions from net realized gain of $.085 per share.

 C Total distributions of $.65 per share is comprised of distributions from net investment income of $.174 and distributions from net realized gain of $.474 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mega Cap Stock Fund Class M

Years ended June 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.54	$16.57	$16.31	$13.51	$11.05
Income from Investment Operations
Net investment income (loss)A	.18	.19	.16	.14	.14
Net realized and unrealized gain (loss)	2.93	(.65)	.70	3.00	2.43
Total from investment operations	3.11	(.46)	.86	3.14	2.57
Distributions from net investment income	(.18)	(.16)	(.13)	(.13)	(.11)
Distributions from net realized gain	(.09)	(.40)	(.47)	(.21)	–
Total distributions	(.26)B	(.57)C	(.60)	(.34)	(.11)
Net asset value, end of period	$18.39	$15.54	$16.57	$16.31	$13.51
Total ReturnD,E	20.17%	(2.83)%	5.53%	23.54%	23.44%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.20%	1.21%	1.21%	1.22%	1.26%
Expenses net of fee waivers, if any	1.20%	1.21%	1.20%	1.22%	1.26%
Expenses net of all reductions	1.20%	1.20%	1.20%	1.22%	1.26%
Net investment income (loss)	1.04%	1.21%	.95%	.92%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$28,248	$26,145	$23,231	$15,728	$8,377
Portfolio turnover rateH	25%	25%	22%I	28%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.26 per share is comprised of distributions from net investment income of $.178 and distributions from net realized gain of $.085 per share.

 C Total distributions of $.57 per share is comprised of distributions from net investment income of $.164 and distributions from net realized gain of $.404 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mega Cap Stock Fund Class C

Years ended June 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.32	$16.35	$16.12	$13.38	$10.93
Income from Investment Operations
Net investment income (loss)A	.09	.11	.07	.06	.07
Net realized and unrealized gain (loss)	2.90	(.64)	.71	2.97	2.42
Total from investment operations	2.99	(.53)	.78	3.03	2.49
Distributions from net investment income	(.09)	(.09)	(.08)	(.08)	(.04)
Distributions from net realized gain	(.09)	(.40)	(.47)	(.21)	–
Total distributions	(.18)	(.50)B	(.55)	(.29)	(.04)
Net asset value, end of period	$18.13	$15.32	$16.35	$16.12	$13.38
Total ReturnC,D	19.59%	(3.32)%	5.05%	22.90%	22.83%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.69%	1.70%	1.70%	1.71%	1.75%
Expenses net of fee waivers, if any	1.69%	1.70%	1.70%	1.71%	1.75%
Expenses net of all reductions	1.69%	1.69%	1.70%	1.71%	1.75%
Net investment income (loss)	.55%	.72%	.45%	.43%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$34,205	$31,605	$34,790	$16,600	$7,938
Portfolio turnover rateG	25%	25%	22%H	28%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.50 per share is comprised of distributions from net investment income of $.091 and distributions from net realized gain of $.404 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mega Cap Stock Fund

Years ended June 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.68	$16.72	$16.44	$13.60	$11.11
Income from Investment Operations
Net investment income (loss)A	.27	.27	.24	.22	.20
Net realized and unrealized gain (loss)	2.97	(.66)	.72	3.02	2.46
Total from investment operations	3.24	(.39)	.96	3.24	2.66
Distributions from net investment income	(.26)	(.25)	(.21)	(.19)	(.17)
Distributions from net realized gain	(.09)	(.40)	(.47)	(.21)	–
Total distributions	(.34)B	(.65)	(.68)	(.40)	(.17)
Net asset value, end of period	$18.58	$15.68	$16.72	$16.44	$13.60
Total ReturnC	20.87%	(2.36)%	6.13%	24.18%	24.17%
Ratios to Average Net AssetsD,E
Expenses before reductions	.68%	.69%	.67%	.68%	.70%
Expenses net of fee waivers, if any	.68%	.69%	.67%	.68%	.70%
Expenses net of all reductions	.68%	.68%	.67%	.68%	.70%
Net investment income (loss)	1.56%	1.73%	1.48%	1.47%	1.64%
Supplemental Data
Net assets, end of period (000 omitted)	$1,613,374	$3,059,691	$3,300,700	$2,860,197	$2,214,592
Portfolio turnover rateF	25%	25%	22%G	28%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.34 per share is comprised of distributions from net investment income of $.258 and distributions from net realized gain of $.085 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mega Cap Stock Fund Class I

Years ended June 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.70	$16.73	$16.39	$13.55	$11.08
Income from Investment Operations
Net investment income (loss)A	.27	.27	.24	.22	.20
Net realized and unrealized gain (loss)	2.97	(.65)	.72	3.02	2.44
Total from investment operations	3.24	(.38)	.96	3.24	2.64
Distributions from net investment income	(.26)	(.24)	(.15)	(.18)	(.17)
Distributions from net realized gain	(.09)	(.40)	(.47)	(.21)	–
Total distributions	(.34)B	(.65)C	(.62)	(.40)D	(.17)
Net asset value, end of period	$18.60	$15.70	$16.73	$16.39	$13.55
Total ReturnE	20.84%	(2.31)%	6.11%	24.23%	24.06%
Ratios to Average Net AssetsF,G
Expenses before reductions	.67%	.68%	.69%	.71%	.74%
Expenses net of fee waivers, if any	.67%	.68%	.68%	.71%	.74%
Expenses net of all reductions	.67%	.68%	.68%	.71%	.74%
Net investment income (loss)	1.57%	1.73%	1.47%	1.43%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$153,622	$148,414	$186,637	$674,416	$312,814
Portfolio turnover rateH	25%	25%	22%I	28%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.34 per share is comprised of distributions from net investment income of $.257 and distributions from net realized gain of $.085 per share.

 C Total distributions of $.65 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $.404 per share.

 D Total distributions of $.40 per share is comprised of distributions from net investment income of $.182 and distributions from net realized gain of $.213 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mega Cap Stock Fund Class Z

Years ended June 30,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$15.65	$16.69	$16.40	$14.31
Income from Investment Operations
Net investment income (loss)B	.31	.29	.27	.21
Net realized and unrealized gain (loss)	2.94	(.66)	.72	2.20
Total from investment operations	3.25	(.37)	.99	2.41
Distributions from net investment income	(.28)	(.27)	(.23)	(.10)
Distributions from net realized gain	(.09)	(.40)	(.47)	(.21)
Total distributions	(.37)	(.67)	(.70)	(.32)C
Net asset value, end of period	$18.53	$15.65	$16.69	$16.40
Total ReturnD,E	20.96%	(2.21)%	6.33%	17.06%
Ratios to Average Net AssetsF,G
Expenses before reductions	.53%	.54%	.54%	.54%H
Expenses net of fee waivers, if any	.53%	.54%	.54%	.54%H
Expenses net of all reductions	.53%	.53%	.54%	.54%H
Net investment income (loss)	1.71%	1.88%	1.61%	1.59%H
Supplemental Data
Net assets, end of period (000 omitted)	$318,575	$2,414	$2,449	$117
Portfolio turnover rateI	25%	25%	22%J	28%

 A For the period August 13, 2013 (commencement of sale of shares) to June 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.32 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $.213 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended June 30, 2017

1. Organization.

Fidelity Mega Cap Stock Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Mega Cap Stock, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period July 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$787,011,249
Gross unrealized depreciation	(31,987,846)
Net unrealized appreciation (depreciation) on securities	$755,023,403
Tax Cost	$1,458,921,434

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,579,158
Undistributed long-term capital gain	$241,325,491
Net unrealized appreciation (depreciation) on securities and other investments	$754,022,865

The tax character of distributions paid was as follows:

	June 30, 2017	June 30, 2016
Ordinary Income	$52,216,198	$ 54,079,879
Long-term Capital Gains	17,291,428	85,392,058
Total	$69,507,626	$ 139,471,937

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $6,259,732 in this Subsidiary, representing .28% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

During the period, the Fund recognized net realized gain (loss) of $3,151,745 and a change in net unrealized appreciation (depreciation) of $(1,314,943) related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund's written options activity:

	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	10,200	$772,283
Options Opened	118,890	8,766,463
Options Exercised	(39,337)	(3,259,914)
Options Closed	(41,285)	(2,911,126)
Options Expired	(34,440)	(2,249,459)
Outstanding at end of period	14,028	$1,118,247

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $787,832,349 and $2,486,975,763, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$166,268	$1,515
Class M	.25%	.25%	139,758	–
Class C	.75%	.25%	332,131	37,424
			$638,157	$38,939

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$34,724
Class M	4,325
Class C(a)	2,462
$41,511

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$132,456.20
Class M	58,664.21
Class C	67,862.20
Mega Cap Stock	5,531,834.20
Class I	282,771.19
Class Z	45,546.05
	$6,119,133

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $25,444 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$21,701,185.62%		$10,019

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,535.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $11,678 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $53,046. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $5,728 for the period. In addition, through arrangements with the Fund's custodian credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expense. During the period, these credits reduced the Fund's custody expenses by $203.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $28,660.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended June 30, 2017	Year ended June 30, 2016
From net investment income
Class A	$899,180	$1,080,757
Class M	291,257	237,487
Class B	–	2,701
Class C	185,391	200,810
Mega Cap Stock	48,569,058	48,178,641
Class I	2,230,910	2,632,093
Class Z	40,402	40,040
Total	$52,216,198	$52,372,529
From net realized gain
Class A	$344,305	$2,557,147
Class M	137,941	579,808
Class B	–	19,784
Class C	163,362	882,477
Mega Cap Stock	15,922,546	78,620,158
Class I	711,666	4,380,245
Class Z	11,608	59,789
Total	$17,291,428	$87,099,408

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016
Class A
Shares sold	1,038,892	2,249,513	$18,074,597	$35,033,810
Reinvestment of distributions	70,692	222,669	1,204,625	3,545,701
Shares redeemed	(2,254,920)	(5,136,376)	(39,387,612)	(81,329,239)
Net increase (decrease)	(1,145,336)	(2,664,194)	$(20,108,390)	$(42,749,728)
Class M
Shares sold	351,517	686,666	$6,011,579	$10,511,335
Reinvestment of distributions	24,971	51,253	425,997	811,536
Shares redeemed	(523,179)	(457,036)	(8,962,447)	(6,981,965)
Net increase (decrease)	(146,691)	280,883	$(2,524,871)	$4,340,906
Class B
Shares sold	–	5,282	$–	$81,885
Reinvestment of distributions	–	1,413	–	22,443
Shares redeemed	–	(59,664)	–	(913,434)
Net increase (decrease)	–	(52,969)	$–	$(809,106)
Class C
Shares sold	321,807	670,666	$5,527,295	$10,277,856
Reinvestment of distributions	20,217	68,302	342,413	1,069,779
Shares redeemed	(518,468)	(803,589)	(8,770,183)	(12,024,954)
Net increase (decrease)	(176,444)	(64,621)	$(2,900,475)	$(677,319)
Mega Cap Stock
Shares sold	37,223,324	73,675,851	$643,884,050	$1,142,159,263
Reinvestment of distributions	3,517,132	7,313,288	60,338,870	116,494,236
Shares redeemed	(148,979,826)	(83,289,947)	(2,654,363,774)	(1,294,330,166)
Net increase (decrease)	(108,239,370)	(2,300,808)	$(1,950,140,854)	$(35,676,667)
Class I
Shares sold	1,883,800	2,012,535	$33,590,247	$31,112,150
Reinvestment of distributions	170,239	417,290	2,921,152	6,659,834
Shares redeemed	(3,246,889)	(4,128,858)	(56,705,836)	(64,549,339)
Net increase (decrease)	(1,192,850)	(1,699,033)	$(20,194,437)	$(26,777,355)
Class Z
Shares sold	17,352,586	14,166	$316,033,855	$216,431
Reinvestment of distributions	3,045	6,283	52,010	99,829
Shares redeemed	(320,945)	(12,944)	(5,787,246)	(199,888)
Net increase (decrease)	17,034,686	7,505	$310,298,619	$116,372

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and Shareholders of Fidelity Mega Cap Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mega Cap Stock Fund (a fund of Fidelity Hastings Street Trust) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Mega Cap Stock Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 189 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2017 to June 30, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period-B January 1, 2017 to June 30, 2017
Class A	.94%
Actual		$1,000.00	$1,066.60	$4.82
Hypothetical-C		$1,000.00	$1,020.13	$4.71
Class M	1.20%
Actual		$1,000.00	$1,064.90	$6.14
Hypothetical-C		$1,000.00	$1,018.84	$6.01
Class C	1.69%
Actual		$1,000.00	$1,062.10	$8.64
Hypothetical-C		$1,000.00	$1,016.41	$8.45
Mega Cap Stock	.69%
Actual		$1,000.00	$1,067.80	$3.54
Hypothetical-C		$1,000.00	$1,021.37	$3.46
Class I	.67%
Actual		$1,000.00	$1,067.70	$3.43
Hypothetical-C		$1,000.00	$1,021.47	$3.36
Class Z	.53%
Actual		$1,000.00	$1,068.00	$2.72
Hypothetical-C		$1,000.00	$1,022.17	$2.66

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Mega Cap Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Mega Cap Stock Fund
Class A	08/14/17	08/11/17	$0.138	$2.096
Class M	08/14/17	08/11/17	$0.115	$2.096
Class C	08/14/17	08/11/17	$0.071	$2.096
Mega Cap Stock	08/14/17	08/11/17	$0.152	$2.096
Class I	08/14/17	08/11/17	$0.165	$2.096
Class Z	08/14/17	08/11/17	$0.180	$2.096

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2017, $321,173,041, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Mega Cap Stock, Class I and Class Z designate 100% of the dividends distributed in August and December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Mega Cap Stock, Class I and Class Z designate 100% of the dividends distributed in August and December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

AGII-ANN-0817
1.855227.109

Fidelity® Growth Discovery Fund Class K Annual Report June 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended June 30, 2017	Past 1 year	Past 5 years	Past 10 years
Class K	25.23%	15.54%	8.38%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Growth Discovery Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Discovery Fund - Class K on June 30, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

See previous page for additional information regarding the performance of Class K.

Period Ending Values
$22,367	Fidelity® Growth Discovery Fund - Class K
$23,282	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.90% for the year ending June 30, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then turned upward through June 30. Sector-wise, financials (+38%) fared best, riding an uptick in bond yields and a surge in bank shares, particularly post-election. Information technology (+34%) also did quite well, as a handful of major index constituents posted stellar returns. Industrials (+22%) and materials (+19%) were driven by a call for increased infrastructure spending and a rise in related commodity prices, respectively. Consumer discretionary (+17%) roughly index-performed, buoyed by e-commerce giants Amazon.com and Netflix. Conversely, telecommunication services (-12%) and real estate (0%) struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of additional interest rate hikes later in 2017. Energy (-4%) lagged due to low oil prices.

Comments from Portfolio Manager Jason Weiner:  For the year, the fund's share classes posted gains of about 25%, outperforming the 20.72% result of the Russell 3000® Growth Index. Choices among consumer discretionary names helped the most by far from a sector perspective. Included was a large overweighting in cable-services giant Charter Communications, which rose 47% on consecutive quarters of mostly positive financial results following the company’s roughly $70 billion acquisition of Time Warner Cable – along with internet provider Bright House Networks – completed just prior the start of the period. In terms of individual stocks, social-media giant Facebook, the fund’s largest holding, was our biggest individual contributor the past 12 months. After tepid performance for most of 2016 – despite great financial results – the stock rallied along with the greater technology sector during the latter half of the period. Our Facebook holdings advanced about 31% for the full period. Turning to detractors, the fund was underweighted, on average, in consumer electronics giant Apple on growth concerns. This decision proved the fund's largest relative detractor this period, as Apple shares advanced about 54% on strong sales for its iPhone® 7 device, along with excitement around the upcoming launch of its new iPhone® 8. Positioning in industrials and a modest cash stake also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	6.8	8.9
Alphabet, Inc. Class A	5.8	6.3
Amazon.com, Inc.	4.2	3.9
Charter Communications, Inc. Class A	3.1	3.1
Apple, Inc.	2.8	0.0
Home Depot, Inc.	2.7	2.8
Electronic Arts, Inc.	2.2	3.2
Adobe Systems, Inc.	1.9	1.6
Global Payments, Inc.	1.9	1.7
Realogy Holdings Corp.	1.7	1.5
	33.1

Top Five Market Sectors as of June 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	40.5	36.1
Consumer Discretionary	15.3	19.0
Health Care	10.9	14.0
Financials	8.0	7.7
Consumer Staples	7.7	8.8

Asset Allocation (% of fund's net assets)

As of June 30, 2017*
Stocks	96.2%
Convertible Securities	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	3.1%

 * Foreign investments - 11.9%

As of December 31, 2016*
Stocks	98.1%
Convertible Securities	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign investments - 7.8%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments June 30, 2017

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.3%
Automobiles - 0.9%
Tesla, Inc. (a)	33,200	$12,005
Diversified Consumer Services - 0.5%
Grand Canyon Education, Inc. (a)	88,600	6,947
Hotels, Restaurants & Leisure - 1.0%
Dave & Buster's Entertainment, Inc. (a)	174,000	11,573
Wingstop, Inc.	69,800	2,157
		13,730
Household Durables - 0.1%
Gree Electric Appliances, Inc. of Zhuhai Class A	140,800	855
SodaStream International Ltd. (a)	2,900	155
		1,010
Internet & Direct Marketing Retail - 5.8%
Amazon.com, Inc. (a)	59,500	57,596
Ctrip.com International Ltd. ADR (a)	189,500	10,206
JD.com, Inc. sponsored ADR (a)	82,300	3,228
Netflix, Inc. (a)	38,400	5,737
NutriSystem, Inc.	57,100	2,972
		79,739
Leisure Products - 0.0%
NJOY, Inc. (a)(b)	56,145	0
Media - 3.7%
Charter Communications, Inc. Class A (a)	123,400	41,567
Cinemark Holdings, Inc.	63,400	2,463
Sirius XM Holdings, Inc. (c)	1,044,300	5,712
		49,742
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	46,700	3,265
Specialty Retail - 2.7%
Five Below, Inc. (a)	2,600	128
Home Depot, Inc.	239,024	36,666
		36,794
Textiles, Apparel & Luxury Goods - 0.4%
Canada Goose Holdings, Inc. (c)	2,600	51
Kering SA	2,100	715
LVMH Moet Hennessy - Louis Vuitton SA	18,676	4,670
		5,436

TOTAL CONSUMER DISCRETIONARY		208,668

CONSUMER STAPLES - 7.7%
Beverages - 2.9%
Anheuser-Busch InBev SA NV ADR	51,800	5,717
Constellation Brands, Inc. Class A (sub. vtg.)	31,900	6,180
Kweichow Moutai Co. Ltd. (A Shares)	41,029	2,855
PepsiCo, Inc.	57,400	6,629
Pernod Ricard SA ADR	112,800	3,000
The Coca-Cola Co.	336,436	15,089
		39,470
Food & Staples Retailing - 0.6%
Costco Wholesale Corp.	48,900	7,821
Food Products - 0.5%
Danone SA	90,069	6,760
Hostess Brands, Inc. Class A (a)	25,300	407
		7,167
Personal Products - 2.8%
Coty, Inc. Class A	145,200	2,724
Estee Lauder Companies, Inc. Class A	81,600	7,832
Herbalife Ltd. (a)(c)	235,600	16,805
Unilever NV (NY Reg.)	189,500	10,474
		37,835
Tobacco - 0.9%
British American Tobacco PLC sponsored ADR (c)	190,900	13,084

TOTAL CONSUMER STAPLES		105,377

ENERGY - 1.6%
Energy Equipment & Services - 0.1%
Baker Hughes, Inc.	37,200	2,028
Oil, Gas & Consumable Fuels - 1.5%
Cheniere Energy, Inc. (a)	268,200	13,064
Golar LNG Ltd.	82,661	1,839
Reliance Industries Ltd.	251,444	5,370
		20,273

TOTAL ENERGY		22,301

FINANCIALS - 8.0%
Banks - 2.9%
Citigroup, Inc.	52,600	3,518
First Republic Bank	139,600	13,974
HDFC Bank Ltd.	31,265	805
JPMorgan Chase & Co.	216,900	19,825
Metro Bank PLC (a)	22,400	1,047
		39,169
Capital Markets - 4.4%
BlackRock, Inc. Class A	9,594	4,053
CBOE Holdings, Inc.	10,448	955
Charles Schwab Corp.	117,000	5,026
CME Group, Inc.	152,645	19,117
Goldman Sachs Group, Inc.	15,500	3,439
JMP Group, Inc.	64,700	353
MSCI, Inc.	65,500	6,746
S&P Global, Inc.	62,712	9,155
The Blackstone Group LP	325,300	10,849
		59,693
Diversified Financial Services - 0.4%
Berkshire Hathaway, Inc. Class B (a)	26,100	4,421
Bioverativ, Inc.	4,500	271
Quantenna Communications, Inc.	70,000	1,330
		6,022
Thrifts & Mortgage Finance - 0.3%
Essent Group Ltd. (a)	102,100	3,792

TOTAL FINANCIALS		108,676

HEALTH CARE - 10.9%
Biotechnology - 5.4%
Advanced Accelerator Applications SA sponsored ADR (a)	45,600	1,780
Alexion Pharmaceuticals, Inc. (a)	49,800	6,059
Amgen, Inc.	128,000	22,045
BioMarin Pharmaceutical, Inc. (a)	74,596	6,775
Cytokinetics, Inc. (a)	79,271	959
Insmed, Inc. (a)	328,178	5,632
Regeneron Pharmaceuticals, Inc. (a)	14,900	7,318
Samsung Biologics Co. Ltd.	926	236
TESARO, Inc. (a)	50,400	7,049
Vertex Pharmaceuticals, Inc. (a)	126,493	16,301
		74,154
Health Care Equipment & Supplies - 4.2%
Boston Scientific Corp. (a)	633,700	17,566
Danaher Corp.	133,955	11,304
DexCom, Inc. (a)	14,400	1,053
Intuitive Surgical, Inc. (a)	17,500	16,369
Medtronic PLC	81,800	7,260
ResMed, Inc.	45,800	3,566
		57,118
Health Care Providers & Services - 0.8%
Henry Schein, Inc. (a)	12,100	2,215
UnitedHealth Group, Inc.	45,000	8,344
		10,559
Pharmaceuticals - 0.5%
Allergan PLC	24,800	6,029

TOTAL HEALTH CARE		147,860

INDUSTRIALS - 7.3%
Aerospace & Defense - 1.0%
Axon Enterprise, Inc. (a)(c)	372,339	9,361
TransDigm Group, Inc.	15,627	4,202
		13,563
Airlines - 0.3%
Ryanair Holdings PLC sponsored ADR (a)	35,064	3,773
Commercial Services & Supplies - 0.5%
KAR Auction Services, Inc.	166,500	6,988
Electrical Equipment - 1.9%
AMETEK, Inc.	201,000	12,175
Fortive Corp.	218,227	13,825
		26,000
Industrial Conglomerates - 0.4%
Roper Technologies, Inc.	23,114	5,352
Machinery - 1.0%
Allison Transmission Holdings, Inc.	340,600	12,776
Rational AG	1,700	905
		13,681
Professional Services - 2.1%
Equifax, Inc.	59,300	8,149
IHS Markit Ltd. (a)	240,600	10,596
Robert Half International, Inc.	81,000	3,882
TransUnion Holding Co., Inc. (a)	148,100	6,414
		29,041
Trading Companies & Distributors - 0.1%
MSC Industrial Direct Co., Inc. Class A	18,200	1,564

TOTAL INDUSTRIALS		99,962

INFORMATION TECHNOLOGY - 39.8%
Electronic Equipment & Components - 0.2%
CDW Corp.	46,700	2,920
Internet Software & Services - 16.8%
Alibaba Group Holding Ltd. sponsored ADR (a)	48,600	6,848
Alphabet, Inc. Class A (a)	85,352	79,350
CommerceHub, Inc.:
Series A (a)	176,370	3,072
Series C (a)	153,140	2,671
Facebook, Inc. Class A (a)	610,091	92,113
GoDaddy, Inc. (a)	154,700	6,562
Just Dial Ltd. (a)	61,822	356
NetEase, Inc. ADR	12,700	3,818
Shopify, Inc. Class A (a)	19,900	1,728
Stamps.com, Inc. (a)	84,600	13,102
Tencent Holdings Ltd.	334,100	11,986
VeriSign, Inc. (a)(c)	78,700	7,316
		228,922
IT Services - 8.0%
Cognizant Technology Solutions Corp. Class A	209,230	13,893
Fidelity National Information Services, Inc.	47,900	4,091
Global Payments, Inc.	284,500	25,696
MasterCard, Inc. Class A	56,900	6,911
PayPal Holdings, Inc. (a)	358,800	19,257
Square, Inc. (a)	539,600	12,659
Vantiv, Inc. (a)	73,100	4,630
Visa, Inc. Class A	232,396	21,794
		108,931
Semiconductors & Semiconductor Equipment - 2.3%
ASML Holding NV	34,600	4,509
Broadcom Ltd.	27,000	6,292
Maxim Integrated Products, Inc.	127,805	5,738
Monolithic Power Systems, Inc.	42,818	4,128
Qualcomm, Inc.	187,400	10,348
		31,015
Software - 9.7%
Activision Blizzard, Inc.	129,087	7,432
Adobe Systems, Inc. (a)	184,500	26,096
Autodesk, Inc. (a)	183,000	18,450
Blackbaud, Inc.	19,100	1,638
Computer Modelling Group Ltd.	252,900	1,985
CyberArk Software Ltd. (a)	24,200	1,209
Electronic Arts, Inc. (a)	288,634	30,514
Intuit, Inc.	5,200	691
Microsoft Corp.	198,200	13,662
Parametric Technology Corp. (a)	48,000	2,646
Red Hat, Inc. (a)	57,200	5,477
Salesforce.com, Inc. (a)	195,964	16,970
Snap, Inc. Class A (a)(c)	327,700	5,823
		132,593
Technology Hardware, Storage & Peripherals - 2.8%
Apple, Inc.	269,800	38,857

TOTAL INFORMATION TECHNOLOGY		543,238

MATERIALS - 1.7%
Chemicals - 1.0%
Sherwin-Williams Co.	20,500	7,195
The Chemours Co. LLC	155,300	5,889
		13,084
Construction Materials - 0.7%
Eagle Materials, Inc.	82,700	7,643
Summit Materials, Inc.	76,000	2,194
		9,837

TOTAL MATERIALS		22,921

REAL ESTATE - 3.9%
Equity Real Estate Investment Trusts (REITs) - 2.2%
American Tower Corp.	171,200	22,653
Equinix, Inc.	8,600	3,691
SBA Communications Corp. Class A (a)	25,000	3,373
		29,717
Real Estate Management & Development - 1.7%
Realogy Holdings Corp.	722,581	23,448

TOTAL REAL ESTATE		53,165

TOTAL COMMON STOCKS
(Cost $997,948)		1,312,168

Convertible Preferred Stocks - 0.7%
CONSUMER DISCRETIONARY - 0.0%
Household Durables - 0.0%
Blu Homes, Inc. Series A, 5.00% (a)(b)	239,736	2
INFORMATION TECHNOLOGY - 0.7%
Internet Software & Services - 0.6%
Uber Technologies, Inc. Series D, 8.00% (a)(b)	162,572	7,929
IT Services - 0.1%
AppNexus, Inc. Series E (a)(b)	48,212	1,521

TOTAL INFORMATION TECHNOLOGY		9,450

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $4,596)		9,452

Money Market Funds - 5.5%
Fidelity Cash Central Fund, 1.10% (d)	40,480,426	40,489
Fidelity Securities Lending Cash Central Fund 1.09% (d)(e)	34,832,708	34,836
TOTAL MONEY MARKET FUNDS
(Cost $75,328)		75,325
TOTAL INVESTMENT PORTFOLIO - 102.4%
(Cost $1,077,872)		1,396,945
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(33,053)
NET ASSETS - 100%		$1,363,892

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,452,000 or 0.7% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
AppNexus, Inc. Series E	8/1/14	$966
Blu Homes, Inc. Series A, 5.00%	6/21/13	$1,108
NJOY, Inc.	9/11/13	$454
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$2,522

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$347
Fidelity Securities Lending Cash Central Fund	552
Total	$899

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$208,670	$203,998	$4,670	$2
Consumer Staples	105,377	98,617	6,760	--
Energy	22,301	22,301	--	--
Financials	108,676	107,871	805	--
Health Care	147,860	147,860	--	--
Industrials	99,962	99,962	--	--
Information Technology	552,688	531,252	11,986	9,450
Materials	22,921	22,921	--	--
Real Estate	53,165	53,165	--	--
Money Market Funds	75,325	75,325	--	--
Total Investments in Securities:	$1,396,945	$1,363,272	$24,221	$9,452

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.1%
Cayman Islands	3.9%
Ireland	1.3%
France	1.2%
Bermuda	1.2%
Netherlands	1.1%
United Kingdom	1.0%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		June 30, 2017
Assets
Investment in securities, at value (including securities loaned of $34,278) — See accompanying schedule: Unaffiliated issuers (cost $1,002,544)	$1,321,620
Fidelity Central Funds (cost $75,328)	75,325
Total Investments (cost $1,077,872)		$1,396,945
Receivable for investments sold		2,064
Receivable for fund shares sold		929
Dividends receivable		339
Distributions receivable from Fidelity Central Funds		204
Other receivables		43
Total assets		1,400,524
Liabilities
Payable to custodian bank	$24
Payable for fund shares redeemed	966
Accrued management fee	562
Other affiliated payables	194
Other payables and accrued expenses	52
Collateral on securities loaned	34,834
Total liabilities		36,632
Net Assets		$1,363,892
Net Assets consist of:
Paid in capital		$1,010,057
Undistributed net investment income		1,292
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		33,481
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		319,062
Net Assets		$1,363,892
Growth Discovery:
Net Asset Value, offering price and redemption price per share ($1,156,770 ÷ 37,823 shares)		$30.58
Class K:
Net Asset Value, offering price and redemption price per share ($207,122 ÷ 6,766 shares)		$30.61

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended June 30, 2017
Investment Income
Dividends		$9,958
Income from Fidelity Central Funds (including $552 from security lending)		899
Total income		10,857
Expenses
Management fee
Basic fee	$6,659
Performance adjustment	(1,245)
Transfer agent fees	1,809
Accounting and security lending fees	398
Custodian fees and expenses	39
Independent trustees' fees and expenses	5
Registration fees	55
Audit	63
Legal	9
Interest	1
Miscellaneous	10
Total expenses before reductions	7,803
Expense reductions	(43)	7,760
Net investment income (loss)		3,097
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	191,404
Fidelity Central Funds	34
Foreign currency transactions	(44)
Futures contracts	635
Total net realized gain (loss)		192,029
Change in net unrealized appreciation (depreciation) on: Investment securities	78,060
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		78,061
Net gain (loss)		270,090
Net increase (decrease) in net assets resulting from operations		$273,187

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2017	Year ended June 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,097	$625
Net realized gain (loss)	192,029	20,107
Change in net unrealized appreciation (depreciation)	78,061	(42,764)
Net increase (decrease) in net assets resulting from operations	273,187	(22,032)
Distributions to shareholders from net investment income	(1,135)	(1,789)
Distributions to shareholders from net realized gain	–	(555)
Total distributions	(1,135)	(2,344)
Share transactions - net increase (decrease)	(83,878)	(80,061)
Total increase (decrease) in net assets	188,174	(104,437)
Net Assets
Beginning of period	1,175,718	1,280,155
End of period	$1,363,892	$1,175,718
Other Information
Undistributed net investment income end of period	$1,292	$–
Distributions in excess of net investment income end of period	$–	$(573)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Growth Discovery Fund

Years ended June 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$24.47	$24.93	$23.07	$17.45	$15.09
Income from Investment Operations
Net investment income (loss)A	.06	.01	.07	.02	.07
Net realized and unrealized gain (loss)	6.07	(.43)	1.81	5.63	2.35
Total from investment operations	6.13	(.42)	1.88	5.65	2.42
Distributions from net investment income	(.02)	(.03)	(.02)	(.02)	(.06)
Distributions from net realized gain	–	(.01)	–	(.01)	–
Total distributions	(.02)	(.04)	(.02)	(.03)	(.06)
Net asset value, end of period	$30.58	$24.47	$24.93	$23.07	$17.45
Total ReturnB	25.08%	(1.68)%	8.17%	32.40%	16.09%
Ratios to Average Net AssetsC,D
Expenses before reductions	.66%	.78%	.77%	.81%	.88%
Expenses net of fee waivers, if any	.66%	.78%	.77%	.81%	.88%
Expenses net of all reductions	.65%	.78%	.77%	.81%	.87%
Net investment income (loss)	.24%	.03%	.27%	.10%	.42%
Supplemental Data
Net assets, end of period (in millions)	$1,157	$1,000	$1,078	$1,072	$767
Portfolio turnover rateE	65%	57%	51%	70%	62%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Growth Discovery Fund Class K

Years ended June 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$24.48	$24.94	$23.09	$17.45	$15.09
Income from Investment Operations
Net investment income (loss)A	.10	.04	.10	.05	.09
Net realized and unrealized gain (loss)	6.07	(.43)	1.82	5.63	2.36
Total from investment operations	6.17	(.39)	1.92	5.68	2.45
Distributions from net investment income	(.04)	(.06)	(.07)	(.04)	(.09)
Distributions from net realized gain	–	(.01)	–	(.01)	–
Total distributions	(.04)	(.07)	(.07)	(.04)B	(.09)
Net asset value, end of period	$30.61	$24.48	$24.94	$23.09	$17.45
Total ReturnC	25.23%	(1.57)%	8.32%	32.62%	16.28%
Ratios to Average Net AssetsD,E
Expenses before reductions	.54%	.66%	.64%	.68%	.72%
Expenses net of fee waivers, if any	.54%	.66%	.64%	.68%	.72%
Expenses net of all reductions	.53%	.65%	.64%	.67%	.71%
Net investment income (loss)	.36%	.16%	.40%	.24%	.58%
Supplemental Data
Net assets, end of period (in millions)	$207	$176	$202	$190	$137
Portfolio turnover rateF	65%	57%	51%	70%	62%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.04 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.006 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended June 30, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Discovery Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, partnerships, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$338,050
Gross unrealized depreciation	(19,154)
Net unrealized appreciation (depreciation) on securities	$318,896
Tax Cost	$1,078,049

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,292
Undistributed long-term capital gain	$33,657
Net unrealized appreciation (depreciation) on securities and other investments	$318,885

The tax character of distributions paid was as follows:

	June 30, 2017	June 30, 2016
Ordinary Income	$1,135	$ 2,344

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $635 related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $750,619 and $812,934, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Discovery as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .44% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Discovery. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Discovery	$1,724.17
Class K	85.05
	$1,809

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $18 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$5,529.74%		$1

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $552, including $28 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $33 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $10.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended June 30, 2017	Year ended June 30, 2016
From net investment income
Growth Discovery	$880	$1,330
Class K	255	459
Total	$1,135	$1,789
From net realized gain
Growth Discovery	$–	$471
Class K	–	84
Total	$–	$555

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016
Growth Discovery
Shares sold	4,332	5,290	$121,287	$128,658
Reinvestment of distributions	32	68	821	1,697
Shares redeemed	(7,392)	(7,766)	(196,671)	(188,307)
Net increase (decrease)	(3,028)	(2,408)	$(74,563)	$(57,952)
Class K
Shares sold	1,584	1,980	$44,201	$48,709
Reinvestment of distributions	10	22	255	543
Shares redeemed	(2,017)	(2,901)	(53,771)	(71,361)
Net increase (decrease)	(423)	(899)	$(9,315)	$(22,109)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and Shareholders of Fidelity Growth Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Discovery Fund (a fund of Fidelity Hastings Street Trust) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Growth Discovery Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 189 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2017 to June 30, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period-B January 1, 2017 to June 30, 2017
Growth Discovery	.65%
Actual		$1,000.00	$1,203.00	$3.55
Hypothetical-C		$1,000.00	$1,021.57	$3.26
Class K	.54%
Actual		$1,000.00	$1,203.70	$2.95
Hypothetical-C		$1,000.00	$1,022.12	$2.71

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Growth Discovery Fund
Growth Discovery	08/14/17	08/11/17	$0.027	$0.723
Class K	08/14/17	08/11/17	$0.044	$0.723

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2017, $34,816,804, or, if subsequently determined to be different, the net capital gain of such year.

Growth Discovery and Class K designate 100% of the dividend distributed in December, 2016 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Growth Discovery and Class K designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

CII-K-ANN-0817
1.863271.108

Fidelity® Series Growth & Income Fund Fidelity® Series Growth & Income Fund Class F Annual Report June 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Class F, call 1-800-835-5092, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended June 30, 2017	Past 1 year	Life of fundA
Fidelity® Series Growth & Income Fund	21.15%	13.10%
Class F	21.38%	13.29%

 A From December 6, 2012.

 Prior to August 1, 2013, the fund was named Fidelity® Series Mega Cap Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Growth & Income Fund, a class of the fund, on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,545	Fidelity® Series Growth & Income Fund
$18,869	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.90% for the year ending June 30, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then turned upward through June 30. Sector-wise, financials (+38%) fared best, riding an uptick in bond yields and a surge in bank shares, particularly post-election. Information technology (+34%) also did quite well, as a handful of major index constituents posted stellar returns. Industrials (+22%) and materials (+19%) were driven by a call for increased infrastructure spending and a rise in related commodity prices, respectively. Consumer discretionary (+17%) roughly index-performed, buoyed by e-commerce giants Amazon.com and Netflix. Conversely, telecommunication services (-12%) and real estate (0%) struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of additional interest rate hikes later in 2017. Energy (-4%) lagged due to low oil prices.

Comments from Portfolio Manager Matthew Fruhan:  For the fiscal year, the fund's share classes gained roughly 21%, significantly outpacing the benchmark S&P 500®. The fund benefited most from strong stock picking in the financials sector and a sizable overweight in banks – the strongest-performing industry in the index the past 12 months. I’ve emphasized banks in the fund for some time, and I’m pleased my patience and willingness to be contrarian with this investment was rewarded this period. In financials, Bank of America, JPMorgan Chase and Citigroup, all among the fund’s largest holdings and top contributors, led the way. Elsewhere, security selection in energy was helpful, although the positive impact was offset by a large overweight in the lagging sector. Here, the fund benefited from my decision to avoid Exxon Mobil, a large index component whose shares returned about -11%. Conversely, unfavorable positioning within information technology hampered results, as did stock picking in health care. The biggest individual detractors were a non-benchmark position in Israel-based drugmaker Teva Pharmaceutical Industries and an overweight allocation to underperforming industrial conglomerate General Electric. Also, the fund’s cash position detracted in a rising market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Bank of America Corp.(a)	3.4	3.9
Microsoft Corp.	3.4	3.3
JPMorgan Chase & Co.(a)	3.4	4.1
Citigroup, Inc.(a)	3.2	3.0
Apple, Inc.(a)	2.8	3.1
General Electric Co.(a)	2.4	2.7
State Street Corp.(a)	2.1	1.6
Alphabet, Inc. Class A	1.9	1.5
Comcast Corp. Class A	1.9	1.8
Wells Fargo & Co.	1.8	1.6
	26.3

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of June 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.2	25.7
Information Technology	16.7	16.8
Health Care	14.1	12.5
Energy	12.0	13.2
Industrials	11.8	11.4

Asset Allocation (% of fund's net assets)

As of June 30, 2017*,**
Stocks	98.4%
Convertible Securities	0.4%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

 * Foreign investments - 9.9%

 ** Written options - (0.1)%

As of December 31, 2016*,**
Stocks	98.6%
Convertible Securities	1.3%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)***	(0.1)%

 * Foreign investments - 9.9%

 ** Written options - (0.5)%

 *** Net Other Assets (Liabilities) are not included in the pie chart

Investments June 30, 2017

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
CONSUMER DISCRETIONARY - 6.7%
Automobiles - 0.1%
General Motors Co.	375,700	$13,123,201
Hotels, Restaurants & Leisure - 0.2%
Cedar Fair LP (depositary unit)	57,800	4,167,380
DineEquity, Inc.	169,600	7,470,880
Dunkin' Brands Group, Inc.	99,200	5,467,904
Marriott International, Inc. Class A	26,000	2,608,060
		19,714,224
Leisure Products - 0.0%
NJOY, Inc. (a)(b)	791,469	8
Media - 4.1%
Comcast Corp. Class A	6,091,500	237,081,180
Omnicom Group, Inc.	86,700	7,187,430
Scripps Networks Interactive, Inc. Class A	736,514	50,311,271
The Walt Disney Co.	772,600	82,088,750
Time Warner, Inc.	965,677	96,963,628
Viacom, Inc. Class B (non-vtg.)	978,500	32,848,245
		506,480,504
Multiline Retail - 0.7%
Dollar General Corp.	256,800	18,512,712
Target Corp.	1,279,475	66,903,748
		85,416,460
Specialty Retail - 1.5%
L Brands, Inc.	950,800	51,238,612
Lowe's Companies, Inc.	1,306,000	101,254,180
TJX Companies, Inc.	496,200	35,810,754
		188,303,546
Textiles, Apparel & Luxury Goods - 0.1%
VF Corp.	287,100	16,536,960

TOTAL CONSUMER DISCRETIONARY		829,574,903

CONSUMER STAPLES - 7.2%
Beverages - 2.8%
Coca-Cola European Partners PLC (a)	237,900	9,675,393
Cott Corp.	193,600	2,796,212
Dr. Pepper Snapple Group, Inc.	380,500	34,667,355
Molson Coors Brewing Co. Class B	929,800	80,278,932
PepsiCo, Inc.	270,100	31,193,849
The Coca-Cola Co.	4,139,818	185,670,837
		344,282,578
Food & Staples Retailing - 1.5%
Costco Wholesale Corp. (c)	41,900	6,701,067
CVS Health Corp.	1,099,420	88,459,333
Kroger Co.	2,299,300	53,619,676
Wal-Mart Stores, Inc.	575,600	43,561,408
		192,341,484
Food Products - 0.2%
B&G Foods, Inc. Class A	413,300	14,713,480
Snyders-Lance, Inc.	156,100	5,404,182
		20,117,662
Household Products - 1.6%
Procter & Gamble Co.	2,267,100	197,577,765
Personal Products - 0.5%
Coty, Inc. Class A	1,364,000	25,588,640
Edgewell Personal Care Co. (a)	132,000	10,034,640
Unilever NV (NY Reg.)	602,100	33,278,067
		68,901,347
Tobacco - 0.6%
Altria Group, Inc.	1,043,200	77,687,104

TOTAL CONSUMER STAPLES		900,907,940

ENERGY - 11.9%
Energy Equipment & Services - 0.8%
Baker Hughes, Inc.	580,900	31,664,859
National Oilwell Varco, Inc.	994,100	32,745,654
Oceaneering International, Inc.	1,051,930	24,026,081
Schlumberger Ltd.	140,107	9,224,645
		97,661,239
Oil, Gas & Consumable Fuels - 11.1%
Amyris, Inc. (a)	761,604	2,421,901
Anadarko Petroleum Corp.	478,500	21,695,190
Apache Corp.	2,077,741	99,586,126
Cabot Oil & Gas Corp.	2,100,900	52,690,572
Cenovus Energy, Inc.	6,869,000	50,638,217
Chevron Corp.	2,064,535	215,392,937
ConocoPhillips Co.	4,768,480	209,622,381
Golar LNG Ltd.	826,272	18,384,552
Imperial Oil Ltd.	2,318,600	67,584,115
Kinder Morgan, Inc.	5,451,300	104,446,908
Legacy Reserves LP (a)	2,006,600	2,909,570
Phillips 66 Co.	119,600	9,889,724
Plains All American Pipeline LP	337,000	8,852,990
PrairieSky Royalty Ltd.	852,615	19,415,269
Suncor Energy, Inc.	7,001,700	204,576,198
Teekay LNG Partners LP	692,700	10,632,945
The Williams Companies, Inc.	6,548,157	198,278,194
Williams Partners LP	2,382,291	95,553,692
		1,392,571,481

TOTAL ENERGY		1,490,232,720

FINANCIALS - 24.2%
Banks - 16.3%
Bank of America Corp. (c)	17,617,005	427,388,539
Citigroup, Inc. (c)	6,045,378	404,314,881
Comerica, Inc. (c)	567,295	41,548,686
JPMorgan Chase & Co. (c)	4,630,149	423,195,619
M&T Bank Corp.	445,900	72,213,505
PNC Financial Services Group, Inc.	839,424	104,818,875
Regions Financial Corp. (c)	3,798,700	55,612,968
SunTrust Banks, Inc. (c)	2,689,600	152,554,112
U.S. Bancorp	2,464,739	127,969,249
Wells Fargo & Co.	4,015,299	222,487,718
		2,032,104,152
Capital Markets - 7.4%
Apollo Global Management LLC Class A	1,114,000	29,465,300
CBOE Holdings, Inc.	522,100	47,719,940
Charles Schwab Corp.	1,967,281	84,514,392
Federated Investors, Inc. Class B (non-vtg.)	92,500	2,613,125
Goldman Sachs Group, Inc.	200,000	44,380,000
KKR & Co. LP	3,442,510	64,030,686
Morgan Stanley	2,175,000	96,918,000
Northern Trust Corp. (c)	1,308,951	127,243,127
Oaktree Capital Group LLC Class A	351,900	16,398,540
S&P Global, Inc.	367,000	53,578,330
State Street Corp. (c)	2,856,651	256,327,294
TD Ameritrade Holding Corp.	97,300	4,182,927
The Blackstone Group LP	2,812,200	93,786,870
		921,158,531
Insurance - 0.3%
Marsh & McLennan Companies, Inc.	592,807	46,215,234
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. (a)	447,000	5,006,400
Radian Group, Inc.	1,320,364	21,587,951
		26,594,351

TOTAL FINANCIALS		3,026,072,268

HEALTH CARE - 13.8%
Biotechnology - 3.1%
Alexion Pharmaceuticals, Inc. (a)	520,400	63,317,068
Amgen, Inc.	1,104,019	190,145,192
Biogen, Inc.(a)	119,400	32,400,384
Gilead Sciences, Inc.	735,720	52,074,262
Intercept Pharmaceuticals, Inc. (a)	95,254	11,532,402
Shire PLC sponsored ADR	168,600	27,864,522
Vertex Pharmaceuticals, Inc. (a)	38,500	4,961,495
		382,295,325
Health Care Equipment & Supplies - 2.0%
Becton, Dickinson & Co.	33,700	6,575,207
Boston Scientific Corp. (a)	973,900	26,996,508
Fisher & Paykel Healthcare Corp.	465,006	3,901,661
Medtronic PLC	1,486,236	131,903,445
Meridian Bioscience, Inc.	168,300	2,650,725
ResMed, Inc.	173,400	13,502,658
Steris PLC	159,300	12,982,950
Zimmer Biomet Holdings, Inc.	381,100	48,933,240
		247,446,394
Health Care Providers & Services - 2.9%
Aetna, Inc.	127,300	19,327,959
Anthem, Inc.	381,500	71,771,595
Cardinal Health, Inc.	127,200	9,911,424
Cigna Corp.	409,400	68,529,466
Humana, Inc.	198,400	47,739,008
McKesson Corp.	443,047	72,898,953
Patterson Companies, Inc.	535,738	25,152,899
UnitedHealth Group, Inc.	237,900	44,111,418
		359,442,722
Life Sciences Tools & Services - 0.1%
Agilent Technologies, Inc.	199,100	11,808,621
Pharmaceuticals - 5.7%
Allergan PLC	86,700	21,075,903
AstraZeneca PLC sponsored ADR	785,100	26,764,059
Bayer AG	128,100	16,603,067
Bristol-Myers Squibb Co.	1,400,400	78,030,288
GlaxoSmithKline PLC sponsored ADR	4,860,700	209,593,384
Innoviva, Inc. (a)	421,900	5,400,320
Johnson & Johnson	1,668,970	220,788,041
Novartis AG sponsored ADR	60,930	5,085,827
Sanofi SA	418,461	40,096,925
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,826,284	93,889,154
		717,326,968

TOTAL HEALTH CARE		1,718,320,030

INDUSTRIALS - 11.7%
Aerospace & Defense - 2.5%
General Dynamics Corp.	170,500	33,776,050
Meggitt PLC	374,173	2,324,132
Rolls-Royce Holdings PLC	2,382,200	27,630,243
The Boeing Co. (c)	449,041	88,797,858
United Technologies Corp.	1,277,400	155,983,314
		308,511,597
Air Freight & Logistics - 1.6%
C.H. Robinson Worldwide, Inc.	732,100	50,280,628
Expeditors International of Washington, Inc.	547,600	30,928,448
United Parcel Service, Inc. Class B	1,092,145	120,780,316
		201,989,392
Commercial Services & Supplies - 0.1%
KAR Auction Services, Inc.	245,400	10,299,438
Ritchie Brothers Auctioneers, Inc.	183,900	5,283,863
		15,583,301
Construction & Engineering - 0.1%
Fluor Corp.	198,400	9,082,752
Electrical Equipment - 0.8%
Acuity Brands, Inc.	104,000	21,141,120
AMETEK, Inc.	616,500	37,341,405
Hubbell, Inc. Class B	319,603	36,169,472
		94,651,997
Industrial Conglomerates - 2.4%
General Electric Co. (c)	10,986,256	296,738,775
Machinery - 0.8%
Burckhardt Compression Holding AG (d)	19,940	5,718,532
Donaldson Co., Inc.	339,500	15,460,830
Flowserve Corp.	1,040,100	48,291,843
IMI PLC	102,200	1,590,669
Wabtec Corp. (d)	324,600	29,700,900
		100,762,774
Professional Services - 0.3%
Intertrust NV	721,500	14,631,207
Nielsen Holdings PLC	741,700	28,674,122
		43,305,329
Road & Rail - 2.5%
CSX Corp. (c)	2,312,808	126,186,804
J.B. Hunt Transport Services, Inc.	998,788	91,269,247
Norfolk Southern Corp.	461,334	56,144,348
Union Pacific Corp.	354,800	38,641,268
		312,241,667
Trading Companies & Distributors - 0.6%
Fastenal Co.	569,100	24,772,923
Howden Joinery Group PLC	394,000	2,089,096
W.W. Grainger, Inc.	16,800	3,032,904
Watsco, Inc.	336,307	51,858,539
		81,753,462

TOTAL INDUSTRIALS		1,464,621,046

INFORMATION TECHNOLOGY - 16.7%
Communications Equipment - 1.5%
Cisco Systems, Inc. (c)	5,955,133	186,395,663
Electronic Equipment & Components - 0.1%
Avnet, Inc.	200,400	7,791,552
Philips Lighting NV	196,000	7,235,200
		15,026,752
Internet Software & Services - 3.4%
Alphabet, Inc.:
Class A (a)	257,109	239,029,095
Class C (a)	208,865	189,801,891
		428,830,986
IT Services - 3.6%
Accenture PLC Class A	248,200	30,697,376
Amdocs Ltd.	248,700	16,031,202
Cognizant Technology Solutions Corp. Class A	19,300	1,281,520
MasterCard, Inc. Class A	811,800	98,593,110
Paychex, Inc.	2,120,741	120,754,993
Unisys Corp. (a)(d)	1,752,788	22,435,686
Visa, Inc. Class A	1,694,200	158,882,076
		448,675,963
Semiconductors & Semiconductor Equipment - 1.7%
Qualcomm, Inc.	3,704,700	204,573,534
Software - 3.5%
Microsoft Corp.	6,199,217	427,312,028
Oracle Corp.	245,569	12,312,830
		439,624,858
Technology Hardware, Storage & Peripherals - 2.9%
Apple, Inc. (c)	2,402,960	346,074,299
Western Digital Corp. (c)	196,700	17,427,620
		363,501,919

TOTAL INFORMATION TECHNOLOGY		2,086,629,675

MATERIALS - 3.1%
Chemicals - 2.4%
CF Industries Holdings, Inc.	1,074,000	30,029,040
E.I. du Pont de Nemours & Co.	428,231	34,562,524
LyondellBasell Industries NV Class A	749,100	63,216,549
Monsanto Co.	750,621	88,843,502
Potash Corp. of Saskatchewan, Inc.	3,218,400	52,490,099
The Scotts Miracle-Gro Co. Class A	20,300	1,816,038
W.R. Grace & Co.	460,500	33,160,605
		304,118,357
Containers & Packaging - 0.6%
Ball Corp.	816,900	34,481,349
Graphic Packaging Holding Co.	98,500	1,357,330
WestRock Co.	659,900	37,389,934
		73,228,613
Metals & Mining - 0.1%
Reliance Steel & Aluminum Co.	61,400	4,470,534

TOTAL MATERIALS		381,817,504

REAL ESTATE - 1.1%
Equity Real Estate Investment Trusts (REITs) - 1.1%
American Tower Corp.	152,200	20,139,104
CoreSite Realty Corp.	52,700	5,456,031
Crown Castle International Corp.	552,000	55,299,360
First Potomac Realty Trust	516,231	5,735,326
Omega Healthcare Investors, Inc. (d)	223,500	7,379,970
Public Storage	152,200	31,738,266
Sabra Health Care REIT, Inc.	374,200	9,018,220
		134,766,277
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 1.0%
Verizon Communications, Inc.	2,777,023	124,021,847
UTILITIES - 1.0%
Electric Utilities - 1.0%
Exelon Corp.	3,099,900	111,813,393
PPL Corp.	368,900	14,261,674
		126,075,067
TOTAL COMMON STOCKS
(Cost $10,394,384,897)		12,283,039,277

Preferred Stocks - 0.3%
Convertible Preferred Stocks - 0.3%
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co. Series A 6.125%	362,200	19,772,498
INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Stericycle, Inc. 2.25%	231,099	14,651,677
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Dynegy, Inc. 7.00%	85,300	5,234,008

TOTAL CONVERTIBLE PREFERRED STOCKS		39,658,183

Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Holdings PLC (C Shares)	356,628,700	464,491
TOTAL PREFERRED STOCKS
(Cost $44,469,941)		40,122,674
	Principal Amount(e)	Value

Convertible Bonds - 0.1%
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Bayer Capital Corp. BV 5.625% 11/22/19(f)
(Cost $11,711,431)	EUR 10,600,000	14,754,666
	Shares	Value

Other - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (b)(g)
(Cost $17,170,118)	17,170,118	17,170,118

Money Market Funds - 2.0%
Fidelity Cash Central Fund, 1.10% (h)	230,386,863	230,432,940
Fidelity Securities Lending Cash Central Fund 1.09% (h)(i)	22,192,996	22,195,215
TOTAL MONEY MARKET FUNDS
(Cost $252,627,954)		252,628,155
TOTAL INVESTMENT PORTFOLIO - 100.9%
(Cost $10,720,364,341)		12,607,714,890
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(118,181,387)
NET ASSETS - 100%		$12,489,533,503

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options
Apple, Inc.	7/21/17 - $155.00	1,005	$106,835	$(20,100)
Apple, Inc.	8/18/17 - $165.00	912	187,868	(29,640)
Bank of America Corp.	7/21/17 - $26.00	13,183	369,116	(98,873)
Bank of America Corp.	8/18/17 - $26.00	13,183	224,106	(322,984)
Cisco Systems, Inc.	10/20/17 - $33.00	5,926	337,527	(290,374)
Citigroup, Inc.	8/18/17 - $65.00	8,971	1,240,842	(2,650,929)
Comerica, Inc.	7/21/17 - $72.50	4,786	1,239,705	(1,141,461)
Costco Wholesale Corp.	10/20/17 - $178.00	385	175,941	(47,163)
CSX Corp.	7/21/17 - $52.50	2,638	406,243	(775,572)
General Electric Co.	9/15/17 - $31.00	16,422	385,908	(65,688)
JPMorgan Chase & Co.	7/21/17 - $95.00	3,494	167,778	(92,591)
JPMorgan Chase & Co.	8/18/17 - $90.00	3,499	332,468	(1,007,712)
Northern Trust Corp.	10/20/17 - $105.00	1,295	157,339	(181,300)
Regions Financial Corp.	8/18/17 - $16.00	2,585	36,189	(41,360)
State Street Corp.	8/18/17 - $85.00	3,171	434,893	(1,934,310)
SunTrust Banks, Inc.	7/21/17 - $65.00	1,864	268,410	(9,320)
The Boeing Co.	7/21/17 - $185.00	815	400,971	(1,114,513)
Western Digital Corp.	7/21/17 - $92.50	1,340	310,873	(162,810)
TOTAL WRITTEN OPTIONS			$6,783,012	$(9,986,700)

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $17,170,126 or 0.1% of net assets.

 (c) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $417,381,868.

 (d) Security or a portion of the security is on loan at period end.

 (e) Amount is stated in United States dollars unless otherwise noted.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,754,666 or 0.1% of net assets.

 (g) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
NJOY, Inc.	2/14/14	$1,372,724
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 11/4/16	$17,170,118

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$546,841
Fidelity Securities Lending Cash Central Fund	284,433
Total	$831,274

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$829,574,903	$829,574,895	$--	$8
Consumer Staples	900,907,940	900,907,940	--	--
Energy	1,490,232,720	1,490,232,720	--	--
Financials	3,026,072,268	3,026,072,268	--	--
Health Care	1,738,092,528	1,661,620,038	76,472,490	--
Industrials	1,479,737,214	1,437,455,294	42,281,920	--
Information Technology	2,086,629,675	2,086,629,675	--	--
Materials	381,817,504	381,817,504	--	--
Real Estate	134,766,277	134,766,277	--	--
Telecommunication Services	124,021,847	124,021,847	--	--
Utilities	131,309,075	126,075,067	5,234,008	--
Corporate Bonds	14,754,666	--	14,754,666	--
Other	17,170,118	--	--	17,170,118
Money Market Funds	252,628,155	252,628,155	--	--
Total Investments in Securities:	$12,607,714,890	$12,451,801,680	$138,743,084	$17,170,126
Derivative Instruments:
Liabilities
Written Options	$(9,986,700)	$(9,986,700)	$--	$--
Total Liabilities	$(9,986,700)	$(9,986,700)	$--	$--
Total Derivative Instruments:	$(9,986,700)	$(9,986,700)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options(a)	$0	$(9,986,700)
Total Equity Risk	0	(9,986,700)
Total Value of Derivatives	$0	$(9,986,700)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2017
Assets
Investment in securities, at value (including securities loaned of $21,605,498) — See accompanying schedule: Unaffiliated issuers (cost $10,467,736,387)	$12,355,086,735
Fidelity Central Funds (cost $252,627,954)	252,628,155
Total Investments (cost $10,720,364,341)		$12,607,714,890
Restricted cash		279,819
Foreign currency held at value (cost $327,536)		327,839
Receivable for investments sold		27,913,100
Receivable for fund shares sold		209,368
Dividends receivable		13,506,691
Interest receivable		404,155
Distributions receivable from Fidelity Central Funds		149,735
Other receivables		28,405
Total assets		12,650,534,002
Liabilities
Payable for investments purchased	$35,681,374
Payable for fund shares redeemed	93,069,077
Written options, at value (premium received $6,783,012)	9,986,700
Other payables and accrued expenses	62,219
Collateral on securities loaned	22,201,129
Total liabilities		161,000,499
Net Assets		$12,489,533,503
Net Assets consist of:
Paid in capital		$10,311,184,283
Undistributed net investment income		39,964,790
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		254,240,054
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,884,144,376
Net Assets		$12,489,533,503
Series Growth and Income:
Net Asset Value, offering price and redemption price per share ($4,904,452,691 ÷ 326,910,633 shares)		$15.00
Class F:
Net Asset Value, offering price and redemption price per share ($7,585,080,812 ÷ 504,749,214 shares)		$15.03

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended June 30, 2017
Investment Income
Dividends		$222,683,689
Interest		1,528,726
Income from Fidelity Central Funds		831,274
Income before foreign taxes withheld		225,043,689
Less foreign taxes withheld		(21,775)
Total income		225,021,914
Expenses
Management fee	$37,865,121
Transfer agent fees	5,162,407
Accounting and security lending fees	1,156,663
Custodian fees and expenses	201,027
Independent trustees' fees and expenses	37,781
Audit	51,328
Legal	25,652
Interest	11,231
Miscellaneous	80,240
Total expenses before reductions	44,591,450
Expense reductions	(165,173)	44,426,277
Net investment income (loss)		180,595,637
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	336,140,475
Fidelity Central Funds	46,806
Foreign currency transactions	(129,444)
Futures contracts	(1,849,323)
Written options	10,449,652
Total net realized gain (loss)		344,658,166
Change in net unrealized appreciation (depreciation) on: Investment securities	1,257,995,005
Assets and liabilities in foreign currencies	57,246
Written options	(2,094,674)
Total change in net unrealized appreciation (depreciation)		1,255,957,577
Net gain (loss)		1,600,615,743
Net increase (decrease) in net assets resulting from operations		$1,781,211,380

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$180,595,637	$177,481,238
Net realized gain (loss)	344,658,166	(11,521,139)
Change in net unrealized appreciation (depreciation)	1,255,957,577	(381,309,562)
Net increase (decrease) in net assets resulting from operations	1,781,211,380	(215,349,463)
Distributions to shareholders from net investment income	(133,641,340)	(193,648,252)
Distributions to shareholders from net realized gain	(12,492,488)	(338,147,916)
Total distributions	(146,133,828)	(531,796,168)
Share transactions - net increase (decrease)	2,137,278,446	10,054,432
Total increase (decrease) in net assets	3,772,355,998	(737,091,199)
Net Assets
Beginning of period	8,717,177,505	9,454,268,704
End of period	$12,489,533,503	$8,717,177,505
Other Information
Undistributed net investment income end of period	$39,964,790	$11,419,226

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Growth & Income Fund

Years ended June 30,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$12.57	$13.67	$13.58	$11.53	$10.00
Income from Investment Operations
Net investment income (loss)B	.26	.24	.25	.24	.09
Net realized and unrealized gain (loss)	2.38	(.59)	.43	2.29	1.45
Total from investment operations	2.64	(.35)	.68	2.53	1.54
Distributions from net investment income	(.19)	(.26)	(.24)	(.21)	(.01)
Distributions from net realized gain	(.02)	(.49)	(.36)	(.27)	–
Total distributions	(.21)	(.75)	(.59)C	(.48)	(.01)
Net asset value, end of period	$15.00	$12.57	$13.67	$13.58	$11.53
Total ReturnD,E	21.15%	(2.56)%	5.21%	22.40%	15.41%
Ratios to Average Net AssetsF,G
Expenses before reductions	.56%	.63%	.63%	.66%	.78%H
Expenses net of fee waivers, if any	.56%	.63%	.63%	.66%	.78%H
Expenses net of all reductions	.56%	.63%	.63%	.66%	.77%H
Net investment income (loss)	1.83%	1.89%	1.82%	1.87%	1.42%H
Supplemental Data
Net assets, end of period (000 omitted)	$4,904,453	$3,411,837	$3,849,841	$3,910,455	$1,000,854
Portfolio turnover rateI	54%J	36%	40%	53%J	80%H

 A For the period December 6, 2012 (commencement of operations) to June 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.59 per share is comprised of distributions from net investment income of $.235 and distributions from net realized gain of $.359 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Growth & Income Fund Class F

Years ended June 30,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$12.59	$13.69	$13.60	$11.54	$10.00
Income from Investment Operations
Net investment income (loss)B	.28	.26	.27	.26	.10
Net realized and unrealized gain (loss)	2.39	(.59)	.44	2.29	1.45
Total from investment operations	2.67	(.33)	.71	2.55	1.55
Distributions from net investment income	(.21)	(.28)	(.26)	(.23)	(.01)
Distributions from net realized gain	(.02)	(.49)	(.36)	(.27)	–
Total distributions	(.23)	(.77)	(.62)	(.49)C	(.01)
Net asset value, end of period	$15.03	$12.59	$13.69	$13.60	$11.54
Total ReturnD,E	21.38%	(2.40)%	5.37%	22.61%	15.53%
Ratios to Average Net AssetsF,G
Expenses before reductions	.42%	.47%	.47%	.48%	.59%H
Expenses net of fee waivers, if any	.42%	.47%	.47%	.48%	.59%H
Expenses net of all reductions	.42%	.46%	.47%	.48%	.58%H
Net investment income (loss)	1.97%	2.05%	1.98%	2.04%	1.60%H
Supplemental Data
Net assets, end of period (000 omitted)	$7,585,081	$5,305,340	$5,604,428	$5,360,603	$1,227,712
Portfolio turnover rateI	54%J	36%	40%	53%J	80%H

 A For the period December 6, 2012 (commencement of operations) to June 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.49 per share is comprised of distributions from net investment income of $.228 and distributions from net realized gain of $.266 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended June 30, 2017

1. Organization.

Fidelity Series Growth & Income Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Growth & Income and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, certain conversion ratio adjustments, equity-debt classifications and losses due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$2,282,346,287
Gross unrealized depreciation	(442,914,573)
Net unrealized appreciation (depreciation) on securities	$1,839,431,714
Tax Cost	$10,768,283,176

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$68,704,493
Undistributed long-term capital gain	$301,659,997
Net unrealized appreciation (depreciation) on securities and other investments	$1,807,987,678

The tax character of distributions paid was as follows:

	June 30, 2017	June 30, 2016
Ordinary Income	$146,133,828	$ 232,122,343
Long-term Capital Gains	–	299,673,825
Total	$146,133,828	$ 531,796,168

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $17,449,937 in this Subsidiary, representing .14% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity Risk
Futures	$(1,849,323)	$–
Written Options	10,449,652	(2,094,674)
Totals	$8,600,329	$(2,094,674)

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

The following is a summary of the Fund's written options activity:

	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	51,594	$4,458,981
Options Opened	412,720	30,208,050
Options Exercised	(148,963)	(11,251,586)
Options Closed	(121,759)	(8,617,018)
Options Expired	(108,118)	(8,015,415)
Outstanding at end of period	85,474	$6,783,012

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $4,961,729,435 and $5,823,401,074, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Effective June 1, 2017, under the management contract approved by the Board and shareholders, Fidelity Management & Research (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. In addition, the investment adviser pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Prior to June 1, 2017, the investment adviser and its affiliates provided the Fund with investment management related services for which the Fund paid a monthly management fee. The management fee was the sum of an individual fund fee rate that was based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate was based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreased as assets under management increased and increased as assets under management decreased.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective June 1, 2017, fees for these services are no longer charged to the classes. Prior to June 1, 2017, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of Series Growth & Income. FIIOC received no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Growth and Income	$5,162,407.14

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. Effective June 1, 2017, these fees are paid by the investment adviser or an affiliate.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $149,903 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$33,508,474.64%		$11,231

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Exchanges In-Kind. During the period, certain affiliated entities (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered investments and cash valued at $3,024,754,769 in exchange for 201,755,383 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $30,759 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Fund. Total security lending income during the period amounted to $284,433, including $8,271 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $88,810 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,725.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $73,638.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended June 30, 2017	Year ended June 30, 2016
From net investment income
Series Growth and Income	$48,856,189	$74,235,384
Class F	84,785,151	119,412,868
Total	$133,641,340	$193,648,252
From net realized gain
Series Growth and Income	$4,884,467	$137,333,169
Class F	7,608,021	200,814,747
Total	$12,492,488	$338,147,916

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016
Series Growth and Income
Shares sold	97,037,852(a)	28,151,373	$1,440,536,935(a)	$346,630,621
Reinvestment of distributions	3,953,948	16,551,780	53,740,656	211,568,553
Shares redeemed	(45,528,048)	(54,900,476)	(639,527,031)	(691,270,727)
Net increase (decrease)	55,463,752	(10,197,323)	$854,750,560	$(133,071,553)
Class F
Shares sold	167,724,008(a)	74,341,299	$2,478,334,345(a)	$921,192,271
Reinvestment of distributions	6,778,501	25,047,819	92,393,172	320,227,615
Shares redeemed	(91,118,116)	(87,369,438)	(1,288,199,631)	(1,098,293,901)
Net increase (decrease)	83,384,393	12,019,680	$1,282,527,886	$143,125,985

 (a) Amount includes in-kind exchanges (see the Exchanges In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and Shareholders of Fidelity Series Growth & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Series Growth & Income Fund (a fund of Fidelity Hastings Street Trust) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Series Growth & Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 189 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Growth & Income Fund or 1-800-835-5092 for Class F.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2017 to June 30, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period-B January 1, 2017 to June 30, 2017
Series Growth and Income	.49%
Actual		$1,000.00	$1,059.70	$2.50**
Hypothetical-C		$1,000.00	$1,022.36	$2.46**
Class F	.37%
Actual		$1,000.00	$1,060.80	$1.89**
Hypothetical-C		$1,000.00	$1,022.96	$1.86**

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

** If fees and changes to the class level expense contract and/or expense cap, effective June 1, 2017, had been in effect during the entire period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in the table below:

	Annualized Expense Ratio-(a)	Expenses Paid
Series Growth and Income	.00%
Actual		$.00
Hypothetical-(b)		$.00
Class F	.00%
Actual		$.00
Hypothetical-(b)		$.00

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Growth & Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Series Growth & Income	08/14/2017	08/11/2017	$0.000	$0.363
Class F	08/14/2017	08/11/2017	$0.000	$0.363

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30 2017, $301,659,996, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Series Growth & Income designates 100%, 96%, 100%, 100%, and 100%; Class F designates 93%, 96%, 99%, 99%, and 100%; of the dividends distributed in July, August, October, December and April, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Series Growth & Income, and Class F designate 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MHT-ANN-0817
1.951035.104

Item 2.

Code of Ethics

As of the end of the period, June 30, 2017, Fidelity Hastings Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Series Growth & Income Fund, Fidelity Fund, Fidelity Growth Discovery Fund, Fidelity Mega Cap Stock Fund and Fidelity Series Growth & Income Fund (the “Funds”):

Services Billed by PwC

June 30, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Growth & Income Fund	$37,000	$3,700	$5,500	$1,700
Fidelity Fund	$61,000	$6,000	$4,900	$2,800
Fidelity Growth Discovery Fund	$43,000	$4,200	$4,300	$2,000
Fidelity Mega Cap Stock Fund	$41,000	$4,100	$4,100	$1,900
Fidelity Series Growth & Income Fund	$40,000	$4,000	$8,300	$1,900

June 30, 2016 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Growth & Income Fund	$39,000	$3,700	$6,600	$1,900
Fidelity Fund	$61,000	$6,400	$7,300	$3,200
Fidelity Growth Discovery Fund	$42,000	$4,000	$4,300	$2,100
Fidelity Mega Cap Stock Fund	$43,000	$4,800	$3,500	$2,500
Fidelity Series Growth & Income Fund	$40,000	$7,000	$8,000	$3,400

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	June 30, 2017A	June 30, 2016A,B
Audit-Related Fees	$6,265,000	$5,910,000
Tax Fees	$115,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	June 30, 2017A	June 30, 2016A,B
PwC	$8,265,000	$6,925,000

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Hastings Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	August 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	August 25, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	August 25, 2017